Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated August 19, 2015

to

Prospectus dated April 30, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated April 30, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 39 of the Prospectus (as supplemented and amended by this supplement) before you decide to invest in shares of our common stock.

Status of Our Continuous Public Offering

Since commencing our continuous public offering and through July 28, 2015, we have issued 179,227,237 shares of common stock for gross proceeds of approximately $1.77 billion. As of July 28, 2015, we had raised total gross proceeds of approximately $1.78 billion, including $200,000 of seed capital contributed by the principals of FSIC III Advisor in October 2013 and approximately $11.8 million in proceeds raised in a private placement completed in April 2014 from the principals of FSIC III Advisor, certain members of our board of directors and other individuals and entities affiliated with FSIC III Advisor and GDFM. As of July 28, 2015, we have issued an aggregate of 1,684,154 shares of common stock for aggregate proceeds of approximately $15.2 million to members of our board of directors and other individuals and entities affiliated with FSIC III Advisor and GDFM, including shares of common stock sold to Messrs. Forman and Adelman in October 2013 and shares sold in the private placement completed in April 2014.

Portfolio Update

As of June 30, 2015, our investment portfolio, with a total fair value of approximately $1.5 billion (50% in first lien senior secured loans, 19% in second lien senior secured loans, 7% in senior secured bonds, 22% in subordinated debt, 1% in collateralized securities and 1% in equity/other), consisted of interests in 119 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $261.3 million. As of June 30, 2015, the investments in our portfolio were purchased at a weighted average price of 95.4% of par or stated value, as applicable, and our estimated gross portfolio yield (which represents the expected annualized yield to be generated by us on our investment portfolio based on the composition of our portfolio as of such date), prior to leverage, was 10.0% based upon the amortized cost of our investments. For the six months ended June 30, 2015, our total return was 5.79%. Our estimated gross portfolio yield may be higher than a stockholder’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield does not reflect operating expenses that may be incurred by us. In addition, our estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock, do not represent actual investment returns to stockholders, are subject to change and, in the future, may be greater or less than the rates set forth above. See “Risk Factors” in the Prospectus and our periodic reports filed with the SEC for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnote 5 to the table included in Note 10 to our unaudited consolidated financial statements included in our quarterly report on

Form 10-Q for the quarterly period ended June 30, 2015 (the “Quarterly Report”) for information regarding the calculation of our total return. Our investment portfolio as of June 30, 2015 can be found in the Quarterly Report, a copy of which is included in this supplement.

Decrease in Public Offering Price

On August 18, 2015, we decreased our public offering price from $9.95 per share to $9.85 per share. The decrease in the public offering price was effective as of the Company’s August 19, 2015 weekly closing and first applied to subscriptions received from August 12, 2015 through August 18, 2015. In accordance with our share pricing policy, our board of directors determined that a reduction in the public offering price per share was warranted following a decline in our net asset value per share to an amount more than 2.5% below our then-current net offering price.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors—Risks Related to Our Investments” by adding the following immediately after the last risk factor of such section:

Our investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies.

When investing in CLOs, we may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that we may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, we will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments we make in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

A prolonged continuation of depressed oil and natural gas prices could negatively impact the energy industry investments within our investment portfolio.

A prolonged continuation of depressed oil and natural gas prices would adversely affect the credit quality and performance of certain of our debt and equity investments in energy and power companies. A decrease in credit quality and performance would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect our net asset value. Should a prolonged period of depressed oil and natural gas prices occur, the ability of certain of our portfolio companies in the energy industry to satisfy financial or operating covenants imposed by us or other lenders may be adversely affected, which could, in turn, negatively impact their financial condition and their ability to satisfy their debt service and other obligations. Likewise, should a prolonged period of depressed oil and natural gas prices occur, it is possible that the cash flow and profit generating capacity of these portfolio companies could also be adversely affected thereby negatively impacting their ability to pay us dividends or distributions on our investments.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” by adding the following immediately after the last paragraph of such section (dollar amounts below are in thousands):

Capital One Facility

On August 13, 2015, our wholly-owned, special purpose financing subsidiary, Chestnut Hill Funding LLC, or Chestnut Hill Funding, entered into a revolving credit facility, or the Capital One facility, with Capital One, National Association, or Capital One, as administrative agent, hedge counterparty, lead arranger and sole bookrunner, each of the conduit lenders and institutional lenders from time to time party thereto and Wells Fargo Bank, National Association, as collateral agent, account bank and collateral custodian under the Capital One facility. The Capital One facility provides for borrowings in an aggregate principal amount up to $150,000 on a committed basis.

We may contribute cash or loans to Chestnut Hill Funding from time to time and will retain a residual interest in any assets contributed through our ownership of Chestnut Hill Funding or will receive fair market value for any assets sold to Chestnut Hill Funding. Chestnut Hill Funding may purchase additional assets from various sources. Chestnut Hill Funding has appointed us to manage its portfolio of assets pursuant to the terms of a collateral management agreement. Chestnut Hill Funding’s obligations to Capital One under the Capital One facility are secured by a first priority security interest in substantially all of the assets of Chestnut Hill Funding, including its portfolio of assets. The obligations of Chestnut Hill Funding under the Capital One facility are non-recourse to us, and our exposure under the Capital One facility is limited to the value of our investment in Chestnut Hill Funding.

Chestnut Hill Funding will pay interest on its borrowings under the Capital One facility at a rate equal to LIBOR for each 1-month, 2-month or 3-month interest period, as elected by Chestnut Hill Funding, in each case plus an applicable spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of assets for the relevant period. Interest is payable quarterly in arrears. Chestnut Hill Funding will be subject to (a) a non-usage fee to the extent it has not borrowed the aggregate principal amount available under the Capital One facility and (b) beginning February 13, 2016, a make-whole fee to the extent it has borrowed less than 60% of the aggregate principal amount available under the Capital One facility. Any amounts borrowed under the Capital One facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 13, 2020. Chestnut Hill Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Capital One facility.

Borrowings under the Capital One facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Chestnut Hill Funding varies depending upon the types of assets in Chestnut Hill Funding’s portfolio.

In connection with the Capital One facility, Chestnut Hill Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Capital One facility contains customary events of default for similar financing transactions, including: (a) the failure to make principal, interest or other payments after any applicable grace period; (b) a cross-default to other indebtedness of Chestnut Hill Funding or us; (c) the occurrence of a bankruptcy event with respect to Chestnut Hill Funding, us, FSIC III Advisor or GDFM; (d) our failure to maintain an asset coverage ratio of greater than or equal to 2:1; (e) our failure to have a net asset value of at least $200,000; (f) a borrowing base deficiency that is not cured in accordance with the terms of the Capital One facility; (g) a change of control; (h) the resignation or removal of FSIC III Advisor, GDFM or us as collateral manager; and (i) the failure of Chestnut Hill Funding to maintain a trailing six-months interest coverage ratio of at least 1.5:1. Upon the occurrence and during the continuation of an event of default, Capital One and/or the requisite lenders may declare the outstanding advances and all other obligations under the Capital One facility immediately due and payable. During the continuation of an event of default, Chestnut Hill Funding must pay interest at a default rate.

Upon the occurrence and during the continuance of certain events described as “Facility Amortization Events” in the loan and security agreement governing the Capital One facility, Capital One and/or the requisite lenders may elect to suspend Chestnut Hill Funding’s right to borrow under the Capital One facility and apply all income on Chestnut Hill Funding’s portfolio assets to prepay the outstanding principal amount under the Capital One facility.

Borrowings of Chestnut Hill Funding will be considered borrowings by us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Portfolio Management

This supplement supplements and amends the section of the Prospectus entitled “Portfolio Management—GDFM Potential Conflicts of Interest” by replacing the section in its entirety with the following:

GDFM, Blackstone and their respective affiliates will be subject to certain conflicts of interest with GDFM as our investment sub-adviser. These conflicts will arise primarily from the involvement of GDFM, Blackstone and their respective affiliates, or collectively, the “Firm,” in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.

Broad and Wide-Ranging Activities

The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with our or your interests. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, GDFM will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

The Firm’s Policies and Procedures

Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions reduce the synergies across Blackstone’s various businesses that we expect to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has various asset management, investment banking, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Furthermore, in addressing related conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that we expect GDFM to utilize for purposes of recommending investment opportunities. Additionally, the Firm may limit us and/or our portfolio companies from engagement in agreements with, or related to, companies of an Other Account (defined below) and/or from time to time restrict or otherwise limit the ability of us and/or our portfolio companies to engage in businesses or activities competitive with such companies of Other Accounts, either as a result of contractual restrictions or otherwise. Finally, the Firm has in the past and is likely in the future to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for us, may require us to share such opportunities or otherwise limit the amount of an opportunity we can otherwise take.

Investment Banking, Advisory and Other Relationships

As part of its regular business, the Firm provides a broad range of investment banking, advisory, underwriting, placement agent and other services. In addition, the Firm may provide services in the future beyond those currently provided. We will not receive a benefit from fees received in connection with such services. In such a case, an Other Account of the Firm would typically require the Firm to act exclusively on its behalf. This Other Account request may preclude all Firm affiliated clients, including us, from participating in related transactions that would otherwise be suitable. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to us. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. Our activities are expected to be constrained as a result of the inability of GDFM personnel to use such information. For example, employees of the Firm from time to time are prohibited by law or contract from sharing information with FSIC III Advisor or our portfolio managers at FSIC III Advisor or GDFM. Additionally, there are expected to be circumstances in which one or more individuals associated with the Firm will be precluded from providing services related to our activities because of certain confidential information available to those individuals or to other parts of the Firm (e.g., trading may be restricted). Where the Firm is engaged to find buyers or financing sources for potential sellers of assets, the seller may permit us to act as a participant in such transaction (as a buyer or financing participant), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price and certain other financial terms) and also be subject to the limitations of the 1940 Act.

The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to recommend an investment in a particular transaction on behalf of us, GDFM will consider those relationships and may determine to not consider the recommendation of the investment to us as a result of such relationships, as may be permitted by law. We may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by GDFM with respect to such investments, as may be permitted by law and in accordance with GDFM’s applicable procedures.

The Firm may represent creditors or debtors in restructuring or reorganization proceedings or negotiations, including under Chapter 11 of the U.S. Bankruptcy Code or prior to such filings. From time to time, the Firm may serve as advisor to creditor or equity committees. Any such involvement, for which the Firm may be compensated and which compensation will not be passed through to us, is expected to limit or preclude the flexibility that we may otherwise have to participate in restructurings. Alternatively, GDFM may recommend that we liquidate any existing positions of the applicable issuer. If that recommendation were followed, we may be foregoing returns we would have realized had the investment not been sold. The inability to transact in any security, derivative or loan held by us could result in significant losses to us.

Allocation of Opportunities

Certain inherent conflicts of interest arise from the fact that the Firm provides investment advisory or sub-advisory services both to FSIC III Advisor, on our behalf, and other clients, including other investment funds, and any other investment vehicles that GDFM or its affiliates may establish from time to time, as well as client accounts (including one or more managed accounts (or other similar arrangements, including those that may be structured as one or more entities) and proprietary accounts managed by the Firm in which we will not have an interest (such other clients, funds and accounts, collectively the “Other GSO Accounts”). In addition, the Firm provides investment management services to other clients, including other investment funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time, client accounts, and proprietary accounts in which we will not have an interest (such other clients, funds and accounts, collectively, the “Other Blackstone Accounts” and, together with the Other GSO Accounts, the “Other Accounts”). The respective investment programs of us and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend investments or actions to Other Accounts, in accordance with the investment objectives and strategies of such Other Accounts, which may differ from advice given to, or the timing or nature of the action taken with respect to, us, although it is GDFM’s policy, to the extent reasonably practicable, to recommend for allocation and/or allocate investment opportunities to us on a fair and equitable basis over time relative to its Other Accounts, even though their investment mandates have elements in common with ours. GDFM or its affiliates may enter into transactions for Other Accounts where they have investment discretion that GDFM determines not to recommend to us for regulatory, investment or other reasons. Affiliates of GDFM engage in an investment advisory business separate from GDFM, including with respect to accounts that compete with us and have no obligation to make investment opportunities available to us.

While GDFM will seek to manage potential conflicts of interest in good faith, the portfolio transactions effected by GDFM and Blackstone in managing their respective Other Accounts could conflict with the transactions and strategies recommended by GDFM in providing sub-advisory services to us and may affect the prices and availability of the securities and instruments in which we invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both us and Other Accounts.

GDFM may have a conflict of interest in allocating investment opportunities between us and Other Accounts, including where GDFM may be incentivized to recommend investments for us that may favor the interests of an affiliate or Other Accounts. This potential conflict may be exacerbated where GDFM has more attractive incentive fees for such Other Accounts, or where individuals of GDFM who are responsible for selecting investments for us have large personal stakes in Other Accounts, or where personnel of GDFM benefit directly or indirectly from compensation generated by Other Accounts. In each such case, such transactions will be governed by, and GDFM will allocate or make allocation recommendations in accordance with, procedures designed and adopted by GDFM to manage such conflicts of interest.

Certain distressed investment opportunities may offer high potential returns, but may not, in the judgment of GDFM, be suitable for us. As a result, such investment opportunities may be allocated to Other Accounts with similar investment strategies as us and may not be allocated to us. Such investments, while high risk, can at times offer exceptional returns, and we may not be able to participate in these returns.

GDFM is committed to transacting in securities and loans in a manner that is consistent with our investment objectives and those of the Other Accounts, and to allocating investment opportunities (including purchase and sale opportunities) among us and the Other Accounts on a fair and equitable basis. In allocating investment opportunities, GDFM determines which clients’, including ours and the Other Accounts’, investment mandates are consistent with the investment opportunity taking into account our and such Other Account’s risk/return profile, investment guidelines and objectives, and liquidity objectives. As a general matter, investment opportunities will be allocated pro rata among us and the Other Accounts based on their respective targeted acquisition size (which may be based upon available capacity or, in some cases, a specified maximum target size of such client) or targeted sale size (which is generally based upon the position size held by selling clients), in a manner that takes into account the applicable factors listed below. In addition, GDFM complies with specific allocation procedures set forth in our governing documents and those of Other Accounts and described during the marketing process. While no client will be favored over any other client, in allocating investment opportunities certain clients may have priority over other clients consistent with disclosures made to the applicable investors. Consistent with the foregoing, GDFM will generally allocate investment opportunities pursuant to certain allocation methodologies as appropriate depending on the nature of the investment. Notwithstanding the foregoing, investment opportunities may be allocated in a manner that differs from such methodologies but is otherwise fair and equitable to us and the Other Accounts taken as a whole (including, in certain circumstances, a complete opt-out for us or an Other Account from an allocation). In instances where we and Other Accounts target different strategies but overlap with respect to certain investment opportunities, GDFM may determine that a particular investment most appropriately fits within the portfolio and strategy focus of the relevant Other Account and may allocate the investment to such Other Account but not to us. Any such allocations must be documented in accordance with GDFM’s procedures and be undertaken with reference to one or more of the following considerations: (a) the risk-return and target-return profile of the investment opportunity relative to our and the Other Accounts’ current risk profile; (b) our or the Other Accounts’ investment guidelines, restrictions, terms and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings; (c) the need to re-size risk in our or the Other Accounts’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in our and the Other Accounts’ portfolios) and taking into account any existing non-pro rata investment positions in such portfolios; (d) our and the Other Accounts’ liquidity considerations, including during a ramp-up or wind-down of us or Other Accounts, proximity to the end of our or the Other Accounts’ specified terms or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash; (e) tax consequences; (f) regulatory or contractual restrictions or consequences; (g) avoiding de minimis or odd lot allocations; (h) availability and degree of leverage and any requirements or other terms of any existing leverage facilities; (i) our or the Other Accounts’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector; (j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to us or an Other Account; (k) managing any actual or potential conflict of interest; (l) with respect to investments that are made available to GDFM by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts) which may not be available for us or the Other Accounts, the absence of such relationships; and (m) any other considerations deemed relevant by GDFM and its affiliates. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over us, notwithstanding GDFM’s general policy of pro rata allocation. Individual conflicts will not necessarily be resolved in favor of our interests, but we will be treated fairly and equitably over time and in a manner consistent with GDFM’s fiduciary duties.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which GDFM or its affiliates consider equitable.

From time to time, GDFM expects us and Other Accounts to make investments at different levels of a borrower’s or an issuer’s capital structure or otherwise in different classes of a borrower’s or an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. When making such investments, GDFM expects us and such Other Accounts to have conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

To the extent that we hold interests that are different (or more senior or junior) than those held by the Other Accounts, GDFM is likely to be presented with decisions involving circumstances where the interests of such Other Accounts are in conflict with ours. Furthermore, it is possible that our interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts’ involvement and actions relating to their investment. In addition, when we and Other Accounts hold investments in the same borrower or issuer (including in the same level of the capital structure), we may be prohibited by applicable law from participating in restructuring, work-outs, renegotiations or other activities related to its investment in the borrower or issuer due to the fact that Other Accounts hold investments in the same borrower or issuer. As a result, we may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if GDFM believes it would be in our best economic interests to do so. Also, we may be prohibited by applicable law from investing in a borrower or issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if GDFM believes it would be in our best economic interests to do so. In addition, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include us and our affiliates. In some cases, to avoid the potential of future prohibited transactions, GDFM may avoid recommending allocating an investment opportunity to us that it would otherwise recommend, subject to GDFM’s then-current allocation policy and any applicable exemptive orders over time.

Service Providers

Our service providers (including lenders, brokers, attorneys and investment banking firms) may be investors in us and/or sources of investment opportunities and counterparties therein. This may influence GDFM in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for us that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that GDFM believes to be of benefit to us or Other Accounts).

Allocation of Personnel

GDFM and its officers, managers, members and employees will devote as much of their time to our activities as GDFM deems necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, the Firm expects to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. These activities could be viewed as creating a conflict of interest in that the time and effort of GDFM and its officers, managers, members and employees will not be devoted exclusively to our business but will be allocated between our business and the management of the assets of other clients of GDFM.

Material Non-Public Information

GDFM or certain of its affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, GDFM would be restricted from recommending to FSIC III Advisor or buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of us until such time as the information became public or was no longer deemed material to preclude us from participating in an investment. Disclosure of such information to GDFM’s personnel responsible for our affairs will be limited, and FSIC III Advisor on our behalf may not be free to act upon any such information. Therefore, we and FSIC III Advisor may not have access to material nonpublic information in the possession of the Firm which might be relevant to an investment decision to be made on our behalf, and FSIC III Advisor may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, FSIC III Advisor may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Trading by Firm Personnel

The officers, directors, members, managers and employees of GDFM or Blackstone may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by GDFM or the Firm, as applicable.

Possible Future Activities

The Firm may expand the range of services that it provides over time. The Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by us. These clients may themselves represent appropriate investment opportunities for us or may compete with us for investment opportunities.

Portfolio Company Relationships

The entities in which we invest are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Accounts managed by the Firm that, although the Firm determines to be consistent with the requirements of such Other Accounts’ governing agreements, may not have otherwise been entered into but for the affiliation with the Firm, and/or that involve fees and/or servicing payments to Firm-affiliated entities from which we will derive no benefit, subject to applicable law. For example, the Firm may offer our portfolio companies and portfolio companies of its Other Accounts the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company.

With respect to transactions or agreements with portfolio companies, at times if unrelated officers of a portfolio company have not yet been appointed, subject to applicable law, the Firm may be negotiating and executing agreements between the Firm and/or us on the one hand, and the portfolio company or its affiliates on the other hand, including management services agreements or similar agreements, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms and regulatory restrictions.

From time to time, employees of the Firm may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, the Firm receives directors’ fees or other similar compensation. Such amounts may, but are not expected to be, material, and will not be passed through to us.

Transactions with Other Accounts

From time to time, we may enter into purchase and sale transactions with Other Accounts. Such transactions will be conducted in accordance with, and subject to, GDFM’s fiduciary obligations to us, the 1940 Act and the rules thereunder and other applicable law.

Other Affiliate Transactions

We may acquire a security from an issuer in which a separate security has been acquired by other GDFM or Blackstone affiliates. When making such investments, we and other GDFM or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where we become a lender to a company when an affiliate of GDFM owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on our investment will be equivalent to or better than the returns obtained by the other affiliates.

In addition, the 1940 Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, we may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for GDFM between its interests in us and the portfolio company, in that the ability of GDFM to recommend actions in our best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Restrictions Arising under the Securities Laws

The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by us, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on our performance.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

FOR THE QUARTERLY PERIOD ENDED JUNE 30, 2015

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

FOR THE TRANSITION PERIOD FROM                      TO

COMMISSION FILE NUMBER: 814-01047

FS Investment Corporation III

(Exact name of registrant as specified in its charter)

Maryland	90-0994912
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard
Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

(215) 495-1150

(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☐    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date.

There were 180,160,912 shares of the registrant’s common stock outstanding as of July 28, 2015.

PART I—FINANCIAL INFORMATION

Item 1.	Financial Statements.

FS Investment Corporation III

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	June 30, 2015 (Unaudited)	December 31, 2014
Assets
Investments, at fair value (amortized cost—$1,557,924 and $718,689, respectively)	$1,538,501	$695,805
Cash	264,939	204,480
Due from counterparty	105,000	85,500
Receivable for investments sold and repaid	1,727	13
Interest receivable	17,779	12,091
Receivable for common stock purchased	—	22,139
Reimbursement due from sponsor(1)	—	598
Deferred financing costs	2,088	1,230
Receivable due on total return swap(2)	4,380	1,410
Prepaid expenses and other assets	69	—

Total assets	$1,934,483	$1,023,266

Liabilities
Unrealized depreciation on total return swap(2)	$934	$5,368
Payable for investments purchased	43,464	57,523
Credit facilities payable	379,140	112,100
Stockholder distributions payable	11,077	90
Management fees payable	8,669	3,764
Subordinated income incentive fees payable(3)	1,954	—
Expense recoupment payable to sponsor(1)	1,328	—
Administrative services expense payable	656	203
Interest payable	1,539	249
Directors’ fees payable	205	154
Other accrued expenses and liabilities	3,093	1,238

Total liabilities	452,059	180,689

Commitments and contingencies ($1,819 and $3,469, respectively)(4)

Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 550,000,000 shares authorized, 168,802,613 and 97,578,402 shares issued and outstanding, respectively	169	98
Capital in excess of par value	1,505,335	871,330
Accumulated undistributed net realized gains on investments and total return swap(5)	5,585	—
Accumulated distributions in excess of net investment income(5)	(8,308)	(599)
Net unrealized appreciation (depreciation) on investments and total return swap	(20,357)	(28,252)

Total stockholders’ equity	1,482,424	842,577

Total liabilities and stockholders’ equity	$1,934,483	$1,023,266

Net asset value per share of common stock at period end	$8.78	$8.63

(1)	See Note 4 for a discussion of expense reimbursements paid to the Company by its investment adviser and affiliates and recoupment of such amounts payable by the Company to its investment adviser and affiliates.

(2)	See Note 8 for a discussion of the Company’s total return swap agreement.

(3)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(4)	See Note 9 for a discussion of the Company’s commitments and contingencies.

(5)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Investment income
Interest income	$31,906	$573	$53,294	$573
Fee income	7,390	433	10,217	433

Total investment income	39,296	1,006	63,511	1,006

Operating expenses
Management fees	8,669	491	14,745	491
Capital gains incentive fees(1)	—	282	—	282
Subordinated income incentive fees(1)	1,954	—	1,954	—
Administrative services expenses	719	80	989	80
Stock transfer agent fees	363	105	667	105
Accounting and administrative fees	177	10	289	10
Organization costs	—	—	—	64
Interest expense	2,354	—	3,388	—
Directors’ fees	206	75	396	75
Other general and administrative expenses	611	241	917	241

Operating expenses	15,053	1,284	23,345	1,348
Less: Expense reimbursement from sponsor(2)	—	(1,111)	—	(1,111)
Add: Expense recoupment to sponsor(2)	1,328	—	1,650	—

Total operating expenses	16,381	173	24,995	237

Net investment income	22,915	833	38,516	769

Realized and unrealized gain/loss
Net realized gain (loss) on investments	(3,479)	34	(2,945)	34
Net realized gain (loss) on total return swap(3)	5,408	—	8,567	—
Net change in unrealized appreciation (depreciation) on investments	1,966	1,377	3,461	1,377
Net change in unrealized appreciation (depreciation) on total return swap(3)	(2,544)	—	4,434	—

Total net realized and unrealized gain (loss) on investments and total return swap	1,351	1,411	13,517	1,411

Net increase (decrease) in net assets resulting from operations	$24,266	$2,244	$52,033	$2,180

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.16	$0.29	$0.39	$0.57

Weighted average shares outstanding	152,764,784	7,648,067	133,296,205	3,856,211

(1)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

(2)	See Note 4 for a discussion of expense reimbursements paid to the Company by its investment adviser and affiliates and recoupment of such amounts payable by the Company to its investment adviser and affiliates.

(3)	See Note 8 for a discussion of the Company’s total return swap agreement.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Statements of Changes in Net Assets

(in thousands)

	Six Months Ended June 30,
	2015	2014
Operations
Net investment income	$38,516	$769
Net realized gain (loss) on investments and total return swap(1)	5,622	34
Net change in unrealized appreciation (depreciation) on investments	3,461	1,377
Net change in unrealized appreciation (depreciation) on total return swap(1)	4,434	—

Net increase (decrease) in net assets resulting from operations	52,033	2,180

Stockholder distributions(2)
Distributions from net investment income	(46,225)	(1,111)
Distributions from net realized gain on investments	(37)	(34)

Net decrease in net assets resulting from stockholder distributions	(46,262)	(1,145)

Capital share transactions(3)
Issuance of common stock	618,605	176,033
Reinvestment of stockholder distributions	18,562	648
Repurchases of common stock	(691)	—
Offering costs	(2,400)	(1,929)
Payments to investment adviser for offering and organization costs(4)	—	(2,710)
Capital contributions of investment adviser	—	1,993

Net increase in net assets resulting from capital share transactions	634,076	174,035

Total increase in net assets	639,847	175,070
Net assets at beginning of period	842,577	200

Net assets at end of period	$1,482,424	$175,270

Accumulated distributions in excess of net investment income(2)	$(8,308)	$(531)

(1)	See Note 8 for a discussion of the Company’s total return swap agreement.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)	See Note 3 for a discussion of the Company’s capital share transactions.

(4)	See Note 4 for a discussion of reimbursements payable by the Company to its investment adviser and affiliates.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2015	2014
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$52,033	$2,180
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(994,312)	(140,378)
Paid-in-kind interest	(454)	—
Proceeds from sales and repayments of investments	156,197	2,169
Net realized (gain) loss on investments	2,945	(34)
Net change in unrealized (appreciation) depreciation on investments	(3,461)	(1,377)
Net change in unrealized (appreciation) depreciation on total return swap(1)	(4,434)	—
Accretion of discount	(3,611)	(3)
Amortization of deferred financing costs	420	—
(Increase) decrease in due from counterparty	(19,500)	—
(Increase) decrease in receivable for investments sold and repaid	(1,714)	(2,025)
(Increase) decrease in expense reimbursement due from sponsor(2)	598	(1,111)
(Increase) decrease in interest receivable	(5,688)	(249)
(Increase) decrease in receivable due on total return swap(1)	(2,970)	—
(Increase) decrease in prepaid expenses and other assets	(69)	—
Increase (decrease) in payable for investments purchased	(14,059)	75,445
Increase (decrease) in management fees payable	4,905	491
Increase (decrease) in expense recoupment payable to sponsor(2)	1,328	—
Increase (decrease) in subordinated income incentive fees payable	1,954	—
Increase (decrease) in accrued capital gains incentive fees	—	282
Increase (decrease) in administrative services expense payable	453	76
Increase (decrease) in interest payable	1,290	—
Increase (decrease) in directors’ fees payable	51	75
Increase (decrease) in other accrued expenses and liabilities	1,855	273

Net cash used in operating activities	(826,243)	(64,186)

Cash flows from financing activities
Issuance of common stock	640,744	176,033
Reinvestment of stockholder distributions	18,562	648
Repurchases of common stock	(691)	—
Offering costs	(2,400)	(1,929)
Payments to investment adviser for offering and organization costs(3)	—	(2,710)
Capital contributions of investment adviser	—	1,993
Stockholder distributions	(35,275)	(1,145)
Borrowings under credit facilities(4)	267,040	—
Deferred financing costs paid	(1,278)	—

Net cash provided by financing activities	886,702	172,890

Total increase (decrease) in cash	60,459	108,704
Cash at beginning of period	204,480	200

Cash at end of period	$264,939	$108,904

Supplemental disclosure
Non-cash organization and offering costs financed by capital contributions of investment adviser	$—	$1,993

Local taxes paid	$13	$—

(1)	See Note 8 for a discussion of the Company’s total return swap agreement.

(2)	See Note 4 for a discussion of expense reimbursements paid to the Company by its investment adviser and affiliates and recoupment of such amounts payable by the Company to its investment adviser and affiliates.

(3)	See Note 4 for a discussion of reimbursements payable by the Company to its investment adviser and affiliates.

(4)	See Note 8 for a discussion of the Company’s credit facilities. During the six months ended June 30, 2015 and 2014, the Company paid $1,678 and $0, respectively, in interest expense on the credit facilities.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments

As of June 30, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—52.0%
Acision Finance LLC	(f)(g)	Software & Services	L+975	1.0%	12/15/18	$28,392	$27,320	$28,108
Advantage Sales & Marketing Inc.	(f)	Commercial & Professional Services	L+325	1.0%	7/23/21	2,091	2,087	2,084
Allen Systems Group, Inc.		Software & Services	L+790, 1.2% PIK (1.2% Max PIK)	1.0%	4/30/20	15,787	15,787	15,787
Altus Power America, Inc.		Energy	L+750	1.5%	10/10/21	1,024	1,024	1,035
Altus Power America, Inc.	(i)	Energy	L+750	1.5%	10/10/21	2,101	2,101	2,122
Aspect Software, Inc.	(h)	Software & Services	L+550	1.8%	5/7/16	20,575	20,421	20,421
Atlas Aerospace LLC	(f)(m)	Capital Goods	L+807	1.0%	5/8/19	28,000	28,000	28,000
Atlas Aerospace LLC	(i)	Capital Goods	L+750	1.0%	5/8/19	10,667	10,667	10,667
ATX Networks Corp.	(g)(h)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	10,000	9,850	9,850
BenefitMall Holdings, Inc.	(m)	Commercial & Professional Services	L+725	1.0%	11/24/20	34,825	34,825	35,173
BenefitMall Holdings, Inc.	(i)	Commercial & Professional Services	L+725	1.0%	11/24/20	12,727	12,727	12,855
Blue Coat Holdings, Inc.	(i)	Technology Hardware & Equipment	L+350	1.0%	5/20/20	2,045	2,045	2,027
Blueprint Sub, Inc.	(f)(m)	Software & Services	L+750	1.0%	5/7/21	52,500	52,500	52,590
Blueprint Sub, Inc.	(i)	Software & Services	L+750	1.0%	5/7/21	11,053	11,053	11,072
Blueprint Sub, Inc.	(i)	Software & Services	L+450	1.0%	5/7/21	2,763	2,763	2,763
BMC Software Finance, Inc.	(i)	Software & Services	L+400		9/10/18	10,000	10,000	9,300
Cactus Wellhead, LLC	(f)	Energy	L+600	1.0%	7/31/20	11,677	10,904	9,984
Caesars Entertainment Operating Co., Inc.	(f)(g)(j)	Consumer Services	L+575		3/1/17	5,223	4,986	4,524
Caesars Entertainment Operating Co., Inc.	(f)(g)(j)	Consumer Services	L+675		3/1/17	1,649	1,584	1,437
CEVA Group Plc	(g)(h)(i)	Transportation	L+500		3/19/19	15,000	13,182	12,975
CITGO Holding, Inc.	(f)	Energy	L+850	1.0%	5/12/18	17,639	16,685	17,744
Corner Investment PropCo, LLC	(f)	Consumer Services	L+975	1.3%	11/2/19	12,917	13,226	12,917
Digital River, Inc.	(f)	Software & Services	L+650	1.0%	2/12/21	10,000	9,528	10,100
Fairway Group Acquisition Co.		Food & Staples Retailing	L+400	1.0%	8/17/18	5,433	4,801	5,053
Fox Head, Inc.	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	1,714	1,714	1,716
Greystone Bridge VIII LLC	(g)	Real Estate	L+1050		5/1/20	19,912	19,912	19,912
Greystone Bridge VIII LLC	(g)(i)	Real Estate	L+1050		5/1/20	36,088	36,088	36,088
H.M. Dunn Company, Inc.	(f)	Capital Goods	L+810	1.0%	3/26/21	9,000	9,000	9,090
H.M. Dunn Company, Inc.	(i)	Capital Goods	L+725	1.0%	3/26/21	3,214	3,214	3,246

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Hybrid Promotions, LLC	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	$6,286	$6,286	$6,293
Industrial Group Intermediate Holdings, LLC	(m)	Materials	L+800	1.3%	5/31/20	6,797	6,797	6,797
Latham Pool Products, Inc.	(m)(n)	Capital Goods	L+775	1.0%	6/29/21	45,000	45,000	45,000
Mood Media Corp.	(f)(g)	Media	L+600	1.0%	5/1/19	360	357	351
Murray Energy Corp.		Energy	L+650	1.0%	4/16/20	10,345	10,044	9,614
Nobel Learning Communities, Inc.	(f)(m)	Consumer Services	L+846	1.0%	4/27/21	84,472	84,472	84,999
Nobel Learning Communities, Inc.	(i)	Consumer Services	L+450	1.0%	4/27/20	11,180	11,180	11,180
Panda Temple Power, LLC	(f)	Energy	L+625	1.0%	3/6/22	14,963	14,673	14,439
PHRC License, LLC	(f)	Consumer Services	L+900	1.5%	8/14/20	14,941	14,941	14,941
Polymer Additives, Inc.	(f)	Materials	L+838	1.0%	12/20/21	18,920	18,920	19,157
Production Resource Group, LLC	(f)	Media	L+750	1.0%	7/23/19	52,500	52,346	52,894
Reddy Ice Corp.		Food, Beverage & Tobacco	L+550	1.3%	5/1/19	5,244	4,678	4,680
Sable International Finance Ltd.	(g)	Media	L+550	1.0%	4/28/17	5,133	5,071	5,159
Serena Software, Inc.	(f)	Software & Services	L+650	1.0%	4/14/20	1,900	1,869	1,911
ServiceMaster Co., LLC	(i)	Commercial & Professional Services	L+325		7/1/19	2,500	2,500	2,483
Sorenson Communications, Inc.	(f)	Telecommunication Services	L+575	2.3%	4/30/20	4,975	4,954	5,012
Southcross Holdings Borrower LP	(f)	Energy	L+500	1.0%	8/4/21	314	313	306
Sports Authority, Inc.	(f)	Consumer Durables & Apparel	L+600	1.5%	11/16/17	3,263	3,272	2,841
Stardust Finance Holdings, Inc.	(g)	Materials	L+550	1.0%	3/13/22	3,153	3,078	3,162
Stonewall Gas Gathering LLC		Capital Goods	L+775	1.0%	1/28/22	13,590	12,947	13,759
SunGard Availability Services Capital, Inc.	(f)	Software & Services	L+500	1.0%	3/29/19	25,065	23,106	23,123
SunGard Availability Services Capital, Inc.	(i)	Software & Services	L+450		3/8/18	7,000	5,539	5,845
Sunnova Asset Portfolio 5 Holdings, LLC		Energy	12.0% PIK (12.0% Max PIK)		11/14/21	12,432	12,432	12,557
Sunnova Asset Portfolio 5 Holdings, LLC	(i)	Energy	12.0% PIK (12.0% Max PIK)		11/14/21	9,203	9,203	9,295
Telx Group, Inc.	(f)	Software & Services	L+350	1.0%	4/9/20	2,475	2,465	2,469
U.S. Xpress Enterprises, Inc.	(f)	Transportation	L+1050, 0.0% PIK (1.8% Max PIK)	1.5%	5/30/19	13,654	13,654	13,859
UTEX Industries, Inc.	(f)	Energy	L+400	1.0%	5/21/21	762	758	707

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Vertellus Performance Chemicals LLC	(f)(m)	Materials	L+950	1.0%	1/30/20	$42,000	$42,000	$42,024
Warren Resources, Inc.	(m)	Energy	L+850	1.0%	5/22/20	27,778	27,778	27,778
Warren Resources, Inc.	(i)	Energy	L+850	1.0%	5/22/20	3,794	3,794	3,794
Waste Pro USA, Inc.	(f)(m)	Commercial & Professional Services	L+750	1.0%	10/15/20	30,513	30,513	30,971
Waste Pro USA, Inc.	(i)	Commercial & Professional Services	L+750	1.0%	10/15/20	3,333	3,333	3,383
Weight Watchers International, Inc.	(g)(h)	Consumer Services	L+300		4/2/16	7,671	6,757	6,877
Weight Watchers International, Inc.	(g)(h)	Consumer Services	L+325	0.8%	4/2/20	17,548	9,341	8,514
Winchester Electronics Corp.	(m)	Technology Hardware & Equipment	L+850	1.0%	11/17/20	21,818	21,818	21,818
Winchester Electronics Corp.		Technology Hardware & Equipment	L+800	1.0%	11/17/20	2,871	2,871	2,871
Winchester Electronics Corp.	(i)	Technology Hardware & Equipment	L+800	1.0%	11/17/20	4,397	4,397	4,397

Total Senior Secured Loans—First Lien							911,451	913,900
Unfunded Loan Commitments							(143,786)	(143,786)

Net Senior Secured Loans—First Lien							767,665	770,114

Senior Secured Loans—Second Lien—20.0%
AdvancePierre Foods, Inc.	(h)	Food & Staples Retailing	L+825	1.3%	10/10/17	894	907	909
Advantage Sales & Marketing Inc.	(m)	Commercial & Professional Services	L+650	1.0%	7/25/22	4,236	4,208	4,270
Affordable Care, Inc.	(m)	Health Care Equipment & Services	L+925	1.3%	12/26/19	12,216	12,133	12,094
Alison US LLC	(g)	Capital Goods	L+850	1.0%	8/29/22	6,389	6,145	5,111
American Energy—Marcellus, LLC		Energy	L+750	1.0%	8/4/21	6,667	6,579	3,689
Ascent Resources—Utica, LLC		Energy	L+950, 2.0% PIK (2.0% Max PIK)	1.5%	9/30/18	666	663	653
Atlas Resource Partners, L.P.	(g)(m)	Energy	L+900	1.0%	2/23/20	33,000	32,106	33,564
BBB Industries US Holdings, Inc.	(f)(m)	Automobiles & Components	L+875	1.0%	11/3/22	25,000	23,605	24,396
BlackBrush Oil & Gas, L.P.		Energy	L+650	1.0%	7/30/21	8,850	8,791	8,219
BRG Sports, Inc.	(m)	Consumer Durables & Apparel	L+925	1.0%	4/15/22	3,563	3,541	3,616
Byrider Finance, LLC		Automobiles & Components	L+1000	1.3%	8/22/20	3,333	3,333	3,333
CDS U.S. Intermediate Holdings, Inc.	(f)(g)(h)	Media	L+825	1.0%	7/10/23	10,000	9,850	9,956
Chief Exploration & Development LLC		Energy	L+650	1.0%	5/16/21	991	908	939
ColourOz Investment 2 LLC	(g)	Materials	L+725	1.0%	9/5/22	1,143	1,135	1,142

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Compuware Corp.	(f)(m)	Software & Services	L+825	1.0%	12/15/22	$17,000	$15,315	$15,909
Crossmark Holdings, Inc.		Commercial & Professional Services	L+750	1.3%	12/21/20	1,500	1,205	1,226
Emerald Performance Materials, LLC		Materials	L+675	1.0%	8/1/22	2,553	2,542	2,546
Fieldwood Energy LLC		Energy	L+713	1.3%	9/30/20	5,835	4,149	4,496
Inmar, Inc.		Software & Services	L+700	1.0%	1/27/22	5,008	5,003	4,921
Jazz Acquisition, Inc.		Capital Goods	L+675	1.0%	6/19/22	1,998	2,009	1,943
Jonah Energy LLC		Energy	L+650	1.0%	5/12/21	3,739	3,342	3,566
MD America Energy, LLC		Energy	L+850	1.0%	8/4/19	10,250	9,809	9,989
National Surgical Hospitals, Inc.	(m)	Health Care Equipment & Services	L+900	1.0%	6/1/23	5,000	5,000	5,018
Neff Rental LLC	(f)	Capital Goods	L+625	1.0%	6/9/21	27,084	27,214	26,932
Nielsen & Bainbridge, LLC	(m)	Consumer Services	L+925	1.0%	8/15/21	5,558	5,479	5,475
Peak 10, Inc.		Software & Services	L+725	1.0%	6/17/22	12,000	11,891	11,460
Pelican Products, Inc.	(m)	Capital Goods	L+825	1.0%	4/9/21	4,410	4,379	4,388
Printpack Holdings, Inc.	(m)	Materials	L+875	1.0%	5/28/21	10,000	9,827	9,800
Sequential Brands Group, Inc.	(f)(g)	Consumer Durables & Apparel	L+900	1.0%	4/8/21	27,000	27,000	27,270
Spencer Gifts LLC	(m)(o)	Retailing	L+825		6/29/22	20,000	19,900	19,900
Stardust Finance Holdings, Inc.	(g)	Materials	L+950	1.0%	3/13/23	15,000	14,141	14,775
Templar Energy LLC		Energy	L+750	1.0%	11/25/20	5,000	4,583	3,698
Ultima US Holdings LLC	(g)	Capital Goods	L+850	1.0%	12/31/20	3,000	2,978	2,985
UTEX Industries, Inc.		Energy	L+725	1.0%	5/20/22	1,273	1,267	1,091
Vantage Energy II, LLC		Energy	L+750	1.0%	5/8/17	2,000	2,000	1,990
Vouvray US Finance LLC	(g)(m)	Transportation	L+750	1.0%	12/27/21	5,714	5,661	5,714

Total Senior Secured Loans—Second Lien							298,598	296,983

Senior Secured Bonds—7.1%
Algeco Scotsman Global Finance Plc	(e)(g)(l)	Commercial & Professional Services	8.5%		10/15/18	16,469	16,240	16,057
American Energy—Woodford, LLC	(e)	Energy	12.0% PIK (12.0% Max PIK)		12/30/20	2,625	1,865	1,864
Aspect Software, Inc.	(e)	Software & Services	10.6%		5/15/17	22,645	20,616	21,852
Avaya Inc.	(e)	Technology Hardware & Equipment	10.5%		3/1/21	26,825	22,890	22,265
Comstock Resources, Inc.	(e)(l)	Energy	10.0%		3/15/20	2,500	2,500	2,269

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Global A&T Electronics Ltd.	(e)(g)	Technology Hardware & Equipment	10.0%		2/1/19	$12,550	$11,760	$11,844
iHeartCommunications, Inc.	(e)	Media	10.6%		3/15/23	3,500	3,500	3,299
Logan’s Roadhouse, Inc.	(e)(f)(l)	Consumer Services	10.8%		10/15/17	10,150	7,954	7,549
Modular Space Corp.	(e)	Capital Goods	10.3%		1/31/19	740	756	636
SandRidge Energy, Inc.	(e)(g)	Energy	8.8%		6/1/20	11,700	11,672	10,479
Tembec Industries Inc.	(e)(g)(l)	Materials	9.0%		12/15/19	8,200	8,200	7,770

Total Senior Secured Bonds							107,953	105,884

Subordinated Debt—23.1%
Algeco Scotsman Global Finance Plc	(e)(g)(l)	Commercial & Professional Services	10.8%		10/15/19	15,000	12,686	11,588
Alta Mesa Holdings, LP	(e)	Energy	9.6%		10/15/18	950	665	746
Atlas Energy Holdings Operating Co., LLC	(e)(g)	Energy	7.8%		1/15/21	1,000	710	745
Bellatrix Exploration Ltd.	(e)(g)	Energy	8.5%		5/15/20	10,000	9,805	9,450
Blue Coat Holdings, Inc.	(e)	Technology Hardware & Equipment	8.4%		6/1/23	25,000	25,000	25,469
BWAY Holding Co.	(e)	Materials	9.1%		8/15/21	6,250	6,214	6,422
Calumet Specialty Products Partners, L.P.	(g)	Energy	7.8%		4/15/23	10,300	10,224	10,596
Canbriam Energy Inc.	(e)(g)	Energy	9.8%		11/15/19	20,300	20,095	20,909
CEC Entertainment, Inc.	(e)(l)	Consumer Services	8.0%		2/15/22	19,715	19,259	19,666
Ceridian Corp.	(e)	Software & Services	11.0%		3/15/21	20,666	21,947	21,958
Communications Sales & Leasing, Inc.	(e)(g)	Telecommunication Services	8.3%		10/15/23	2,000	1,942	1,966
Eclipse Resources Corp.	(e)(g)(h)	Energy	8.9%		7/15/23	9,175	8,983	8,911
Elizabeth Arden, Inc.	(e)(g)(l)	Household & Personal Products	7.4%		3/15/21	4,540	4,026	3,768
Global Jet Capital Inc.		Commercial & Professional Services	15.0%, 0.0% PIK (15.0% Max PIK)		1/30/25	620	620	620
Global Jet Capital Inc.		Commercial & Professional Services	15.0%, 0.0% PIK (15.0% Max PIK)		4/30/25	4,826	4,826	4,826
Jupiter Resources Inc.	(e)(g)	Energy	8.5%		10/1/22	31,850	28,263	26,953
Legacy Reserves LP	(e)(g)	Energy	6.6%		12/1/21	5,000	3,929	4,000
Legacy Reserves LP	(e)(g)	Energy	8.0%		12/1/20	1,000	855	865
Lightstream Resources Ltd.	(e)(g)	Energy	8.6%		2/1/20	4,200	3,526	2,740

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Linn Energy, LLC	(e)(g)(l)	Energy	6.3%		11/1/19	$1,500	$1,235	$1,200
Linn Energy, LLC	(e)(g)	Energy	6.5%		9/15/21	1,000	812	806
Linn Energy, LLC	(e)(g)(l)	Energy	7.8%		2/1/21	1,500	1,201	1,181
Linn Energy, LLC	(e)(g)	Energy	8.6%		4/15/20	500	430	416
Navistar International Corp.	(e)(g)	Transportation	8.3%		11/1/21	10,240	9,977	9,792
NewStar Financial, Inc.	(f)(g)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	50,000	35,362	38,500
Northern Oil and Gas, Inc.	(e)(g)	Energy	8.0%		6/1/20	3,150	2,995	2,886
P.F. Chang’s China Bistro, Inc.	(e)(l)	Consumer Services	10.3%		6/30/20	38,865	39,592	40,225
PriSo Acquisition Corp.	(e)	Materials	9.0%		5/15/23	26,150	26,087	25,627
Samson Investment Co.	(e)(j)(r)	Energy	9.8%		2/15/20	14,877	12,439	781
SandRidge Energy, Inc.	(e)(g)	Energy	8.8%		1/15/20	10,559	9,742	5,781
SunGard Availability Services Capital, Inc.	(e)(l)	Software & Services	8.8%		4/1/22	14,900	9,813	10,914
Talos Production LLC	(e)	Energy	9.8%		2/15/18	4,500	4,059	3,971
TI Group Automotive Systems, LLC.	(e)	Automobiles & Components	8.8%		7/15/23	10,275	10,275	10,262
TIBCO Software Inc.		Software & Services	11.4%		12/1/21	4,000	4,108	3,955
York Risk Services Holding Corp.	(e)	Insurance	8.5%		10/1/22	4,050	4,050	3,542

Total Subordinated Debt							355,752	342,037

Collateralized Securities—0.6%
NewStar Clarendon 2014-1A Class D	(g)	Diversified Financials	L+435		1/25/27	730	684	693
NewStar Clarendon 2014-1A Class Subord. B	(g)	Diversified Financials	12.5%		1/25/27	8,310	8,223	8,155

Total Collateralized Securities							8,907	8,848

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(d)
Equity/Other—1.0%
ACP FH Holdings GP, LLC, Common Equity	(j)	Consumer Durables & Apparel	11,429	$12	$12
ACP FH Holdings, LP, Common Equity	(j)	Consumer Durables & Apparel	1,131,428	1,131	1,170
Altus Power America Holdings, LLC, Preferred Equity	(j)	Energy	341,425	341	597
Global Jet Capital Holdings, LP, Preferred Equity	(j)	Commercial & Professional Services	2,333,842	2,334	2,341
Industrial Group Intermediate Holdings, LLC, Common Equity	(j)(k)	Materials	173,554	174	295
NewStar Financial, Inc., Warrants	(g)(j)(p)	Diversified Financials	3,000,000	15,057	15,330

Total Equity/Other				19,049	19,745
Unfunded Contingent Warrant Commitment	(q)			—	(5,110)

Net Equity/Other				19,049	14,635

TOTAL INVESTMENTS—103.8%				$1,557,924	1,538,501

LIABILITIES IN EXCESS OF OTHER ASSETS—(3.8)%					(56,077)

NET ASSETS—100.0%					$1,482,424

Total Return Swap			Notional Amount		Unrealized Depreciation
Citibank TRS Facility (Note 8)	(g)		$371,826		$(934)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2015, the three-month London Interbank Offered Rate, or LIBOR, was 0.28% and the U.S. Prime Lending Rate, or Prime, was 3.25%.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)

Security or portion thereof held within Burholme Funding LLC, or Burholme Funding, and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNPP. Securities held within Burholme Funding may be rehypothecated from time to time as permitted under

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2015

(in thousands, except share amounts)

Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 8).

(f)	Security or portion thereof held within Dunlap Funding LLC, or Dunlap Funding, and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank AG, New York Branch, or Deutsche Bank (see Note 8).

(g)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of June 30, 2015, 78.2% of the Company’s total assets represented qualifying assets. In addition, as described in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 75.7% of the Company’s total assets represented qualifying assets as of June 30, 2015.

(h)	Position or portion thereof unsettled as of June 30, 2015.

(i)	Security is an unfunded commitment.

(j)	Security is non-income producing.

(k)	Security held within FSIC III Investments, Inc., a wholly-owned subsidiary of the Company.

(l)	Security or portion thereof held within Burholme Funding has been rehypothecated under Rule 15c-1(a)(1) of the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 8). As of June 30, 2015 the fair value of securities rehypothecated by BNPP was $69,554.

(m)	Security or portion thereof held within Jefferson Square Funding LLC, or Jefferson Square Funding, and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with JPMorgan Chase Bank, National Association, or JPM. (see Note 8).

(n)	Security held within Chestnut Hill Funding LLC, a wholly-owned subsidiary of the Company, which, following June 30, 2015, has entered into a revolving credit facility with Capital One, National Association (see Note 12).

(o)	Security or portion thereof held within Germantown Funding LLC, or Germantown Funding, and is pledged as collateral supporting the amounts outstanding under the notes issued to Society Hill Funding LLC, or Society Hill Funding, pursuant to an indenture with Citibank, N.A., or Citibank, as trustee (see Note 8).

(p)	Includes 1,000,000 NewStar Financial, Inc., or NewStar, warrants, which is the maximum number of warrants that the Company will forfeit in the event that the Company declines to fund additional subordinated debt investments in NewStar in an amount not to exceed $25,000, upon the request of NewStar.

(q)	Represents the maximum number of NewStar warrants that the Company will forfeit in the event that the Company declines to fund additional subordinated debt investments in NewStar in an amount not to exceed $25,000, upon the request of NewStar.

(r)	Security was on non-accrual status as of June 30, 2015.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—33.0%
Acision Finance LLC	(f)(g)(h)	Software & Services	L+975	1.0%	12/15/18	$29,120	$27,955	$28,829
Advantage Sales & Marketing Inc.	(f)	Commercial & Professional Services	L+325	1.0%	7/23/21	2,102	2,097	2,085
Allen Systems Group, Inc.		Software & Services	L+1425	1.0%	12/14/17	644	719	794
Allen Systems Group, Inc.		Software & Services	L+1625	1.0%	12/14/17	15,419	17,212	19,010
Altus Power America, Inc.		Energy	L+750	1.5%	10/10/21	762	762	762
Altus Power America, Inc.	(i)	Energy	L+750	1.5%	10/10/21	2,363	2,363	2,363
BenefitMall Holdings, Inc.		Commercial & Professional Services	L+725	1.0%	11/24/20	35,000	35,000	35,000
BenefitMall Holdings, Inc.	(i)	Commercial & Professional Services	L+725	1.0%	11/24/20	12,728	12,728	12,728
BMC Software Finance, Inc.	(i)	Software & Services	L+400		9/10/18	10,000	10,000	9,250
Cactus Wellhead, LLC	(f)	Energy	L+600	1.0%	7/31/20	9,726	9,543	7,902
Caesars Entertainment Operating Co., Inc.	(f)(g)	Consumer Services	L+575		3/1/17	5,223	4,948	4,582
Caesars Entertainment Operating Co., Inc.	(f)(g)	Consumer Services	L+675		3/1/17	1,649	1,574	1,449
Corner Investment PropCo, LLC	(f)	Consumer Services	L+975	1.3%	11/2/19	12,992	13,344	12,927
Fairway Group Acquisition Co.		Food & Staples Retailing	L+400	1.0%	8/17/18	2,735	2,372	2,352
Fox Head, Inc.	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	1,714	1,714	1,714
Hybrid Promotions, LLC	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	6,286	6,286	6,286
Industrial Group Intermediate Holdings, LLC		Materials	L+800	1.3%	5/31/20	6,947	6,947	6,947
Mood Media Corp.	(f)(g)	Media	L+600	1.0%	5/1/19	361	358	355
PHRC License, LLC	(f)	Consumer Services	L+900	1.5%	8/14/20	15,000	15,000	14,850
Polymer Additives, Inc.	(f)	Materials	L+838	1.0%	12/20/21	18,920	18,920	18,920
Production Resource Group, LLC	(f)	Media	L+750	1.0%	7/23/19	20,000	20,000	20,100
Sable International Finance Ltd.	(g)(h)	Media	L+550	1.0%	11/25/16	5,133	5,056	5,120
Serena Software, Inc.	(f)	Software & Services	L+650	1.0%	4/14/20	2,000	1,964	1,991
The ServiceMaster Co., LLC	(h)(i)	Commercial & Professional Services	L+325		7/1/19	2,500	2,500	2,439
Sorenson Communications, Inc.	(f)	Telecommunication Services	L+575	2.3%	4/30/20	5,000	4,977	5,050
Southcross Holdings Borrower LP	(f)	Energy	L+500	1.0%	8/4/21	316	314	283
The Sports Authority, Inc.	(f)	Consumer Durables & Apparel	L+600	1.5%	11/16/17	3,263	3,274	2,896
SunGard Availability Services Capital, Inc.	(f)(h)	Software & Services	L+500	1.0%	3/29/19	3,230	2,853	2,893
Sunnova Asset Portfolio 5 Holdings, LLC		Energy	12.0% PIK (12.0% Max PIK)		11/14/21	5,410	5,410	5,410

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Sunnova Asset Portfolio 5 Holdings, LLC	(i)	Energy	12.0% PIK (12.0% Max PIK)		11/14/21	$9,600	$9,600	$9,600
The Telx Group, Inc.	(f)	Software & Services	L+350	1.0%	4/9/20	2,488	2,476	2,425
U.S. Xpress Enterprises, Inc.	(f)	Transportation	L+850, 1.5% PIK (1.5% Max PIK)	1.5%	5/30/19	14,963	14,963	14,963
UTEX Industries, Inc.	(f)	Energy	L+400	1.0%	5/21/21	765	762	708
Waste Pro USA, Inc.	(f)	Commercial & Professional Services	L+750	1.0%	10/15/20	30,667	30,667	30,667
Waste Pro USA, Inc.	(i)	Commercial & Professional Services	L+750	1.0%	10/15/20	3,333	3,333	3,333
Winchester Electronics Corp.		Technology Hardware & Equipment	Prime+750		11/17/20	21,818	21,818	21,818
Winchester Electronics Corp.	(i)	Technology Hardware & Equipment	Prime+700		11/17/20	7,268	7,268	7,268

Total Senior Secured Loans—First Lien							327,077	326,069
Unfunded Loan Commitments							(47,792)	(47,792)

Net Senior Secured Loans—First Lien							279,285	278,277

Senior Secured Loans—Second Lien—20.3%
Advantage Sales & Marketing Inc.		Commercial & Professional Services	L+650	1.0%	7/25/22	4,236	4,206	4,203
Affordable Care, Inc.		Health Care Equipment & Services	L+925	1.3%	12/26/19	2,216	2,230	2,194
Alison US LLC	(g)	Capital Goods	L+850	1.0%	8/29/22	6,389	6,142	5,982
American Energy—Marcellus, LLC		Energy	L+750	1.0%	8/4/21	6,667	6,572	6,133
BBB Industries US Holdings, Inc.	(f)	Automobiles & Components	L+875	1.0%	11/3/22	25,000	23,523	23,875
BlackBrush Oil & Gas, L.P.		Energy	L+650	1.0%	7/30/21	8,850	8,786	7,345
BRG Sports, Inc.		Consumer Durables & Apparel	L+925	1.0%	4/15/22	3,563	3,540	3,589
Byrider Finance, LLC		Automobiles & Components	L+1000	1.3%	8/22/20	3,333	3,333	3,333
Chief Exploration & Development LLC		Energy	L+650	1.0%	5/16/21	1,129	1,119	1,022
ColourOz Investment 2 LLC	(g)	Materials	L+725	1.0%	9/5/22	1,143	1,134	1,086
Compuware Corp.	(f)(h)	Software & Services	L+825	1.0%	12/9/22	10,000	8,700	9,250
Emerald Performance Materials, LLC		Materials	L+675	1.0%	8/1/22	2,553	2,541	2,489
Fieldwood Energy LLC	(h)	Energy	L+713	1.3%	9/30/20	4,000	3,040	2,953
Inmar, Inc.		Software & Services	L+700	1.0%	1/27/22	5,008	5,003	4,902
Jazz Acquisition, Inc.		Capital Goods	L+675	1.0%	6/19/22	1,998	2,009	1,956
MD America Energy, LLC		Energy	L+850	1.0%	8/4/19	12,500	11,920	12,000
Neff Rental LLC	(f)	Capital Goods	L+625	1.0%	6/9/21	24,084	24,259	24,189

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Nielsen & Bainbridge, LLC		Consumer Services	L+925	1.0%	8/15/21	$5,000	$4,929	$4,925
Peak 10, Inc.		Software & Services	L+725	1.0%	6/17/22	12,000	11,885	11,640
Pelican Products, Inc.		Capital Goods	L+825	1.0%	4/9/21	188	186	185
Printpack Holdings, Inc.		Materials	L+875	1.0%	5/28/21	10,000	9,812	9,950
Sequential Brands Group, Inc.	(f)	Consumer Durables & Apparel	L+800	1.0%	8/15/20	15,000	15,000	15,000
Templar Energy LLC		Energy	L+750	1.0%	11/25/20	5,000	4,561	3,615
UTEX Industries, Inc.		Energy	L+725	1.0%	5/20/22	1,273	1,267	1,152
Vantage Energy II, LLC		Energy	L+750	1.0%	5/8/17	2,000	2,000	1,990
Vouvray US Finance LLC	(g)	Transportation	L+750	1.0%	12/27/21	5,714	5,660	5,557

Total Senior Secured Loans—Second Lien							173,357	170,515

Senior Secured Bonds—5.1%
Aspect Software, Inc.	(e)	Software & Services	10.6%		5/15/17	2,000	1,993	1,900
Avaya Inc.	(e)	Technology Hardware & Equipment	10.5%		3/1/21	14,550	12,189	12,549
Caesars Entertainment Resort Properties, LLC	(e)	Consumer Services	8.0%		10/1/20	5,000	5,187	4,925
Caesars Entertainment Resort Properties, LLC	(e)(h)	Consumer Services	11.0%		10/1/21	4,000	3,551	3,660
Global A&T Electronics Ltd.	(g)	Technology Hardware & Equipment	10.0%		2/1/19	5,000	4,548	4,510
Logan’s Roadhouse, Inc.	(e)(f)(h)(l)	Consumer Services	10.8%		10/15/17	9,150	6,828	6,783
Modular Space Corp.	(e)	Capital Goods	10.3%		1/31/19	740	757	644
Tembec Industries Inc.	(e)(g)(l)	Materials	9.0%		12/15/19	8,200	8,200	8,118

Total Senior Secured Bonds							43,253	43,089

Subordinated Debt—21.4%
Acosta HoldCo, Inc.	(e)	Consumer Services	7.8%		10/1/22	6,000	6,000	6,090
Algeco Scotsman Global Finance Plc	(e)(g)	Commercial & Professional Services	10.8%		10/15/19	5,000	4,306	4,329
American Energy—Woodford, LLC	(e)	Energy	9.0%		9/15/22	3,750	3,599	2,358
Armored AutoGroup Inc.	(e)(l)	Household & Personal Products	9.3%		11/1/18	5,022	5,192	5,047
BWAY Holding Co.	(e)	Materials	9.1%		8/15/21	6,250	6,212	6,281
Canbriam Energy Inc.	(g)	Energy	9.8%		11/15/19	9,800	9,221	9,261
CEC Entertainment, Inc.	(e)(l)	Consumer Services	8.0%		2/15/22	8,000	7,655	7,800
Elizabeth Arden, Inc.	(e)(g)(l)	Household & Personal Products	7.4%		3/15/21	4,540	3,991	4,199
FLY Leasing Ltd.	(e)(g)	Capital Goods	6.4%		10/15/21	2,700	2,700	2,659

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Global Jet Capital, Inc.		Commercial & Professional Services	8.0% PIK (8.0% Max PIK)		1/30/15	$313	$313	$313
Jupiter Resources Inc.	(e)(g)	Energy	8.5%		10/1/22	17,400	16,259	13,050
Kindred Healthcare, Inc.	(e)(g)	Health Care Equipment & Services	8.0%		1/15/20	2,500	2,500	2,637
Lightstream Resources Ltd.	(e)(g)	Energy	8.6%		2/1/20	4,200	3,467	2,960
NewStar Financial, Inc.	(f)(g)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	50,000	34,997	37,500
P.F. Chang’s China Bistro, Inc.	(e)(l)	Consumer Services	10.3%		6/30/20	31,915	32,440	32,075
RKI Exploration & Production, LLC	(e)	Energy	8.5%		8/1/21	1,700	1,506	1,386
RSP Permian, Inc.	(e)(g)	Energy	6.6%		10/1/22	2,500	2,500	2,347
Samson Investment Co.	(e)	Energy	9.8%		2/15/20	14,877	12,410	6,248
SandRidge Energy, Inc.	(g)	Energy	7.5%		3/15/21	3,150	1,940	2,044
SandRidge Energy, Inc.	(g)	Energy	7.5%		2/15/23	430	259	275
SandRidge Energy, Inc.	(e)(g)	Energy	8.1%		10/15/22	3,940	3,260	2,591
SandRidge Energy, Inc.	(e)(g)	Energy	8.8%		1/5/20	10,409	9,576	7,104
SunGard Availability Services Capital, Inc.	(e)	Software & Services	8.8%		4/1/22	6,000	4,256	3,570
Talos Production LLC	(e)	Energy	9.8%		2/15/18	1,500	1,364	1,357
Teine Energy Ltd.	(e)(g)	Energy	6.9%		9/30/22	8,950	8,882	7,149
Warren Resources, Inc.	(e)	Energy	9.0%		8/1/22	8,800	8,404	5,500
York Risk Services Holding Corp.	(e)	Insurance	8.5%		10/1/22	4,050	4,050	4,048

Total Subordinated Debt							197,259	180,178

Collateralized Securities—1.0%
NewStar Clarendon 2014-1A Class D	(g)(h)	Diversified Financials	L+435		1/25/27	730	684	684
NewStar Clarendon 2014-1A Sub B	(g)(h)	Diversified Financials	12.5%		1/25/27	8,310	8,223	8,223

Total Collateralized Securities							8,907	8,907

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(d)
Equity/Other—1.8%
ACP FH Holdings GP, LLC, Common Equity	(j)	Consumer Durables & Apparel	11,429	$12	$12
ACP FH Holdings, LP, Common Equity	(j)	Consumer Durables & Apparel	1,131,428	1,131	1,131
Altus Power America Holdings, Inc., Preferred Equity	(j)	Energy	253,925	254	254
Industrial Group Intermediate Holdings, LLC, Common Equity	(j)(k)	Materials	173,554	174	243
NewStar Financial, Inc., Warrants	(g)(j)	Diversified Financials	2,375,000	15,057	15,674

Total Equity/Other				16,628	17,314
Unfunded Contingent Warrant Commitment				—	(2,475)

Net Equity/Other				16,628	14,839

TOTAL INVESTMENTS—82.6%				$718,689	695,805

OTHER ASSETS IN EXCESS OF LIABILITIES—17.4%					146,772

NET ASSETS—100.0%					$842,577

Total Return Swap			Notional Amount		Unrealized Depreciation
Citibank TRS Facility (Note 8)	(g)		$292,409		$(5,368)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2014, three-month LIBOR was 0.26% and Prime was 3.25%.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Burholme Funding and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNPP. Securities held within Burholme Funding may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 8).

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

(f)	Security or portion thereof held within Dunlap Funding and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank (see Note 8).

(g)	The investment is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2014, 81.8% of the Company’s total assets represented qualifying assets. In addition, as described in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 77.0% of the Company’s total assets represented qualifying assets as of December 31, 2014.

(h)	Position or portion thereof unsettled as of December 31, 2014.

(i)	Security is an unfunded loan commitment.

(j)	Security is non-income producing.

(k)	Security held within FSIC III Investments, Inc., a wholly-owned subsidiary of the Company.

(l)	Security or portion thereof held within Burholme Funding has been rehypothecated under Rule 15c-1(a)(1) of the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 8). As of December 31, 2014 the fair value of securities rehypothecated by BNPP was $32,934.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation III, or the Company, was incorporated under the general corporation laws of the State of Maryland on June 7, 2013 and formally commenced investment operations on April 2, 2014 upon raising gross proceeds in excess of $2,500, or the minimum offering requirement, from sales of shares of its common stock in its continuous public offering to persons who were not affiliated with the Company or the Company’s investment adviser, FSIC III Advisor, LLC, or FSIC III Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, and an affiliate of the Company. Prior to satisfying the minimum offering requirement, the Company had no operations except for matters relating to its organization.

The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of June 30, 2015, the Company had seven wholly-owned financing subsidiaries, one wholly-owned subsidiary through which it holds an interest in a non-controlled and non-affiliated portfolio company and another wholly-owned subsidiary through which it may hold certain investments in portfolio companies from time to time. The unaudited consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of June 30, 2015. All significant intercompany transactions have been eliminated in consolidation. One of the Company’s consolidated subsidiaries is subject to U.S. federal and state income taxes.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenue of $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from the Company’s target companies as primary market or directly originated investments. In connection with the Company’s debt investments, the Company may on occasion receive equity interests such as warrants or options as additional consideration. The Company may also purchase or otherwise acquire minority interests in target companies, in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity, the cash value of common stock or other equity. Any such minority interests are generally acquired in conjunction with one of the Company’s debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of the Company’s portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2014 included in the Company’s annual report on Form 10-K for the year ended December 31, 2014. Operating results for the three and six months ended June 30, 2015 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2015. The December 31, 2014 consolidated balance sheet and consolidated schedule of investments are derived from the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2014. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Capital Gains Incentive Fee: The Company entered into an investment advisory and administrative services agreement with FSIC III Advisor, dated as of December 20, 2013, which was amended and restated on August 6, 2014, and which, as amended and restated, is referred to herein as the investment advisory and administrative services agreement. Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory and administrative services agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, the Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FSIC III Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FSIC III Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Based on an interpretation of the applicable language in the Advisers Act by the staff of the Division of Investment Management of the SEC, the Company “looks through” its total return swap, or TRS, in calculating the capital gains incentive fee. Under this “look through” methodology, the portion of the net settlement payments received by the Company pursuant to the TRS which would have represented net investment income to the Company had the Company held the loans underlying the TRS directly is treated as net investment income

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

subject to the subordinated incentive fee on income payable to FSIC III Advisor pursuant to the investment advisory and administrative services agreement, rather than as realized capital gains in accordance with GAAP, and any unrealized depreciation on individual loans underlying the TRS further reduces the capital gains incentive fee payable to FSIC III Advisor with respect to realized gains. See Note 8 for a discussion of the TRS.

Subordinated Income Incentive Fee: Pursuant to the investment advisory and administrative services agreement, FSIC III Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income, which is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from its distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, FSIC III Advisor will not earn this part of the incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC III Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375% of adjusted capital, or 9.375% annually. Thereafter, FSIC III Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

Organization Costs: Organization costs include, among other things, the cost of incorporating, including the cost of legal services and other fees pertaining to the Company’s organization. These costs are expensed as incurred (see Note 4).

Offering Costs: Offering costs primarily include, among other things, marketing expenses and printing, legal, and due diligence fees and other costs pertaining to the Company’s continuous public offering of shares of its common stock. The Company has charged offering costs against capital in excess of par value on the consolidated balance sheets (see Note 4).

Reclassifications: Certain amounts in the unaudited consolidated financial statements for the three and six months ended June 30, 2014 and the audited consolidated financial statements for the year ended December 31, 2014 may have been reclassified to conform to the classifications used to prepare the unaudited consolidated financial statements for the three and six months ended June 30, 2015. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the six months ended June 30, 2015 and 2014:

	Six Months Ended June 30,
	2015		2014
	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	69,225,413	$681,349	19,559,137	$193,329
Reinvestment of Distributions	2,076,116	18,562	68,227	648

Total Gross Proceeds	71,301,529	699,911	19,627,364	193,977
Commissions and Dealer Manager Fees	—	(62,744)	—	(17,296)

Net Proceeds to Company	71,301,529	637,167	19,627,364	176,681
Share Repurchase Program	(77,318)	(691)	—	—

Net Proceeds from Share Transactions	71,224,211	$636,476	19,627,364	$176,681

Status of Continuous Public Offering

Since commencing its continuous public offering and through July 28, 2015, the Company has issued 179,227,237 shares of common stock for gross proceeds of $1,768,540. As of July 28, 2015, the Company had raised total gross proceeds of $1,780,527, including $200 of seed capital contributed by the principals of FSIC III Advisor in October 2013 and $11,787 in proceeds raised in a private placement completed in April 2014 from the principals of FSIC III Advisor, certain members of the Company’s board of directors and other individuals and entities affiliated with FSIC III Advisor and GSO / Blackstone Debt Funds Management LLC, or GDFM, the Company’s investment sub-adviser (see Note 4).

During the six months ended June 30, 2015 and 2014, the Company issued 71,301,529 and 19,627,364 shares of common stock for gross proceeds of $699,911 and $193,977 at an average price per share of $9.82 and $9.88, respectively. The gross proceeds received during the six months ended June 30, 2015 and 2014 include reinvested stockholder distributions of $18,562 and $648, respectively, for which the Company issued 2,076,116 and 68,227 shares of common stock, respectively. During the period from July 1, 2015 to July 28, 2015, the Company issued 11,675,117 shares of common stock for gross proceeds of $114,266 at an average price per share of $9.79.

The proceeds from the issuance of common stock as presented on the Company’s unaudited consolidated statements of changes in net assets and unaudited consolidated statements of cash flows are presented net of selling commissions and dealer manager fees of $62,744 and $17,296 for the six months ended June 30, 2015 and 2014, respectively.

Share Repurchase Program

The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The first such tender offer commenced in August 2014, and the repurchase occurred in connection with the Company’s October 1, 2014 weekly closing. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares of common stock or portions thereof; and

•	the condition of the securities markets.

The Company currently intends to limit the number of shares of common stock to be repurchased during any calendar year to the number of shares of common stock it can repurchase with the proceeds it receives from the issuance of shares of common stock under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. In addition, the Company will limit the number of shares of common stock to be repurchased in any calendar year to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, though the actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above. The Company intends to offer to repurchase such shares of common stock on each date of repurchase at a price equal to 90% of the offering price in effect on the date of repurchase. In months in which the Company repurchases shares of common stock pursuant to its share repurchase program, it expects to conduct repurchases on the same date that it holds its first weekly closing in such month for the sale of shares of common stock in its continuous public offering. The Company’s board of directors may amend, suspend or terminate the share repurchase program at any time upon 30 days’ notice.

The following table provides information concerning the Company’s repurchase of shares of its common stock pursuant to its share repurchase program during the six months ended June 30, 2015:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2015
December 31, 2014	January 7, 2015	16,692	100%	$8.87	$148
March 31, 2015	April 1, 2015	60,626	100%	$8.96	$543

On July 8, 2015, the Company repurchased 316,818 shares of common stock (representing 100% of the shares of common stock tendered for repurchase) at $8.96 per share for aggregate consideration totaling $2,837.

Note 4. Related Party Transactions

Compensation of the Investment Adviser and Dealer Manager

Pursuant to the investment advisory and administrative services agreement, FSIC III Advisor is entitled to an annual base management fee of 2.0% of the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance. The Company commenced accruing fees under the investment advisory and administrative services agreement on April 2, 2014, upon commencement of the Company’s investment operations. Management fees are paid on a quarterly basis in arrears. FSIC III Advisor has agreed, effective one year following the completion of the Company’s offering stage, to waive a portion of the base management fee so that the fee received equals 1.75% of the Company’s average weekly gross assets.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from its distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, FSIC III Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC III Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of adjusted capital. This “catch-up” feature allows FSIC III Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FSIC III Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to FSIC III Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. See Note 2 for a discussion of the treatment of the TRS with respect to the calculation of the capital gains incentive fee.

The Company reimburses FSIC III Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FSIC III Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings, L.P., or Franklin Square Holdings, the Company’s sponsor and an affiliate of FSIC III Advisor, providing administrative services to the Company on behalf of FSIC III Advisor. The amount of this reimbursement is set at the lesser of (1) FSIC III Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. FSIC III Advisor allocates the cost of such services to the Company based on factors such as assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FSIC III Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors, among other things, compares the total amount paid to FSIC III Advisor for such services as a percentage of the Company’s net assets to the same ratio

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

as reported by other comparable BDCs. The Company does not reimburse FSIC III Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FSIC III Advisor.

Under the investment advisory and administrative services agreement, the Company, either directly or through reimbursement to FSIC III Advisor or its affiliates, is responsible for its organization and offering costs in an amount up to 1.5% of gross proceeds raised in the Company’s continuous public offering. Organization and offering costs primarily include legal, accounting, printing and other expenses relating to the Company’s continuous public offering, including costs associated with technology integration between the Company’s systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FSIC III Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing the Company’s common stock, which includes the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.

Prior to satisfaction of the minimum offering requirement and for a period of time thereafter, Franklin Square Holdings funded certain of the Company’s organization and offering costs. Following this period, the Company paid certain of its organization and offering costs directly and reimbursed FSIC III Advisor for offering costs incurred by FSIC III Advisor on the Company’s behalf, including marketing expenses, salaries and other direct expenses of FSIC III Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock. Organization and offering costs funded directly by Franklin Square Holdings were recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par value on the consolidated financial statements and the organization costs were charged to expense as incurred by the Company (see Note 2). All other offering costs, including costs incurred directly by the Company, amounts reimbursed to FSIC III Advisor for ongoing offering costs and any reimbursements paid to Franklin Square Holdings for organization and offering costs previously funded, are recorded as a reduction of capital.

Since June 7, 2013 (Inception) through December 31, 2014, Franklin Square Holdings funded $3,801 in offering and organization costs, all of which were reimbursed during the period from April 2, 2014 (Commencement of Operations) through December 31, 2014. The reimbursements were recorded as a reduction of capital. During the six months ended June 30, 2015, Franklin Square Holdings did not fund any of the Company’s organization and offering costs. As of June 30, 2015, no amounts remain reimbursable to FSIC III Advisor and its affiliates under this arrangement.

The dealer manager for the Company’s continuous public offering is FS2 Capital Partners, LLC, or FS2, which is one of the Company’s affiliates. Under the dealer manager agreement, dated as of December 20, 2013, by and among the Company, FSIC III Advisor and FS2, or the dealer manager agreement, FS2 is entitled to receive selling commissions and dealer manager fees in connection with the sale of shares of common stock in the Company’s continuous public offering, all or a portion of which may be re-allowed to selected broker-dealers.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses the Company accrued under the investment advisory and administrative services agreement and the dealer manager fees FS2 received under the dealer manager agreement during the three and six months ended June 30, 2015 and 2014:

			Three Months Ended June 30,		Six Months Ended June 30,
Related Party	Source Agreement	Description	2015	2014	2015	2014
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$8,669	$491	$14,745	$491
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fee(2)	$—	$282	$—	$282
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(3)	$1,954	$—	$1,954	$—
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(4)	$719	$80	$989	$80
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Offering Costs(5)	$801	$314	$1,398	$1,212
FS2	Dealer Manager Agreement	Dealer Manager Fee(6)	$6,213	$3,248	$11,737	$3,248

(1)	During the six months ended June 30, 2015, $598 in expense reimbursements were applied to offset the liability of Franklin Square Holdings under the expense reimbursement agreement (see “—Expense Reimbursement” below) and $9,242 in net base management fees were paid to FSIC III Advisor. During the six months ended June 30, 2014, there were no base management fees paid to FSIC III Advisor. As of June 30, 2015, $8,669 in base management fees were payable to FSIC III Advisor.

(2)	During the six months ended June 30, 2015 and 2014, the Company accrued capital gains incentive fees of $0 and $282, respectively, based on the performance of its portfolio, all of which was based on unrealized gains. No such fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. The Company did not pay any capital gains incentive fees to FSIC III Advisor during the six months ended June 30, 2015 and 2014. As of June 30, 2015, the Company did not have any accrued capital gains incentive fees based on the performance of its portfolio. See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees.

(3)	During the six months ended June 30, 2015 and 2014, no amounts were paid to FSIC III Advisor in respect of the subordinated incentive fee on income. As of June 30, 2015, a subordinated incentive fee on income of $1,954 was payable to FSIC III Advisor.

(4)	During the six months ended June 30, 2015 and 2014, $930 and $23, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FSIC III Advisor and the remainder related to other reimbursable expenses. The Company paid $536 and $4 in administrative services expenses to FSIC III Advisor during the six months ended June 30, 2015 and 2014, respectively.

(5)	During the six months ended June 30, 2015 and 2014, the Company incurred offering costs of $2,400 and $1,929, respectively, of which $1,398 and $1,212, respectively, generally related to the reimbursement of marketing expenses, salaries and direct expenses of FSIC III Advisor’s employees and employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock. During the six months ended June 30, 2014, FSIC III Advisor and its affiliates directly funded $1,929 of the Company’s organization and offering costs and the Company paid $2,710 to FSIC III Advisor and its affiliates for organization and offering costs previously funded.

(6)	Represents aggregate dealer manager fees retained by FS2 and not re-allowed to selected broker-dealers.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Capital Contributions by FSIC III Advisor and GDFM

In October 2013, pursuant to a private placement, Michael C. Forman and David J. Adelman, the principals of FSIC III Advisor, contributed an aggregate of $200, which was used in its entirety to purchase 22,222 shares of common stock at $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. The principals will not tender these shares of common stock for repurchase as long as FSIC III Advisor remains the Company’s investment adviser.

In April 2014, pursuant to a private placement, Messrs. Forman (through an affiliated entity) and Adelman purchased 111,111 additional shares of common stock at $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. The principals will not tender these shares of common stock for repurchase as long as FSIC III Advisor remains the Company’s investment adviser. In connection with the same private placement, certain members of the Company’s board of directors and other individuals and entities affiliated with FSIC III Advisor purchased 640,194 shares of common stock, and certain individuals and entities affiliated with GDFM purchased 558,334 shares of common stock, in each case at a price of $9.00 per share, which represented the initial public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. In connection with the private placement, the Company sold an aggregate of 1,309,639 shares of common stock for aggregate proceeds of $11,787 upon satisfying the minimum offering requirement on April 2, 2014. As of July 28, 2015, the Company has issued an aggregate of 1,684,154 shares of common stock for aggregate proceeds of $15,179 to members of the Company’s board of directors and other individuals and entities affiliated with FSIC III Advisor and GDFM, including shares of common stock sold to Messrs. Forman and Adelman in October 2013 and shares sold in the private placement completed in April 2014.

Potential Conflicts of Interest

FSIC III Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC and FS Global Advisor, LLC, the investment advisers to certain other BDCs and a closed-end management investment company affiliated with Franklin Square Holdings. As a result, such personnel provide investment advisory services to the Company and each of FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and FS Global Credit Opportunities Fund. While none of FSIC III Advisor, FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC or FS Global Advisor, LLC is currently making private corporate debt investments for clients other than the Company, FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II or FS Global Credit Opportunities Fund, respectively, any, or all, may do so in the future. In the event that FSIC III Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FSIC III Advisor or its management team. In addition, even in the absence of FSIC III Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and/or FS Global Credit Opportunities Fund rather than to the Company.

Exemptive Relief

In an order dated June 4, 2013, the SEC granted exemptive relief to affiliates of the Company, upon which the Company may rely, and which permits the Company, subject to the satisfaction of certain conditions, to

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

co-invest in certain privately negotiated investment transactions with certain affiliates of FSIC III Advisor, including FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and any future BDCs that are advised by FSIC III Advisor or its affiliated investment advisers, or collectively the Company’s co-investment affiliates. The Company believes this relief has and may continue to enhance its ability to further its investment objectives and strategy. The Company believes this relief may also increase favorable investment opportunities for the Company, in part, by allowing it to participate in larger investments, together with the Company’s co-investment affiliates, than would be available to it if such relief had not been obtained. Because the Company’s affiliates did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, the Company will be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

Expense Reimbursement

Pursuant to the expense support and conditional reimbursement agreement, dated as of December 20, 2013, by and between Franklin Square Holdings and the Company, or the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company’s distributions to stockholders will be paid from its offering proceeds or borrowings. However, because certain investments the Company may make, including preferred and common equity investments, may generate dividends and other distributions to the Company that are treated for tax purposes as a return of capital, a portion of the Company’s distributions to stockholders may also be deemed to constitute a return of capital to the extent that the Company may use such dividends or other distribution proceeds to fund its distributions to stockholders. Under those circumstances, Franklin Square Holdings will not reimburse the Company for the portion of such distributions to stockholders that represent a return of capital, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse the Company for expenses in an amount equal to the difference between the Company’s cumulative distributions paid to its stockholders in each quarter, less the sum of the Company’s net investment company taxable income, net capital gains and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.

Pursuant to the expense reimbursement agreement, the Company has a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of the Company’s net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains) exceeds the regular cash distributions paid by the Company to its stockholders; provided, however, that (i) the Company will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings with respect to any calendar quarter to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company’s average net assets attributable to shares of its common stock for the fiscal year-to-date period after taking such

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

payments into account and (B) the percentage of the Company’s average net assets attributable to shares of its common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Company will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings for any calendar quarter if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time Franklin Square Holdings made the expense support payment to which such reimbursement payment relates. The Company is not obligated to pay interest on the reimbursements it is required to make to Franklin Square Holdings under the expense reimbursement agreement. “Other operating expenses” means the Company’s total “operating expenses” (as defined below), excluding base management fees, incentive fees, offering and organization expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

The Company or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. Franklin Square Holdings has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the Company’s conditional obligation to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

As of December 31, 2014, $598 of reimbursements were payable to the Company from Franklin Square Holdings. During the six months ended June 30, 2015, the Company did not accrue any amounts for expense reimbursements that Franklin Square Holdings has agreed to pay. During the six months ended June 30, 2015, the Company did not receive any cash reimbursements from Franklin Square Holdings, but offset $598 in management fees payable by the Company to FSIC III Advisor under the investment advisory and administrative services agreement against reimbursements due from Franklin Square Holdings. As of June 30, 2015, the Company had no reimbursements due from Franklin Square Holdings.

As discussed above, under the expense reimbursement agreement, amounts reimbursed to the Company by Franklin Square Holdings may become subject to repayment by the Company in the future. During the six months ended June 30, 2015, the Company accrued $1,650 for expense recoupments payable to Franklin Square Holdings, of which $322 was paid. As of June 30, 2015, $1,819 of reimbursements may become subject to repayment by the Company to Franklin Square Holdings in the future.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table reflects the expense reimbursement payments made by Franklin Square Holdings to the Company as of June 30, 2015 that may become subject to repayment by the Company to Franklin Square Holdings:

For the Three Months Ended	Amount of Expense Reimbursement Payment	Annualized “Other Operating Expenses” Ratio as of the Date of Expense Reimbursement	Annualized Rate of Distributions Per Share(1)	Reimbursement Eligibility Expiration
September 30, 2014	$1,221	0.85%	7.00%	September 30, 2017
December 31, 2014	$598	0.90%	7.11%	December 31, 2017
March 31, 2015	$—	N/A	N/A	N/A
June 30, 2015	$—	N/A	N/A	N/A

(1)	The annualized rate of distributions per share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable period (which is calculated by annualizing the regular weekly cash distribution per share as of such date without compounding), divided by the Company’s public offering price per share as of such date.

Franklin Square Holdings is controlled by the Company’s chairman, president and chief executive officer, Michael C. Forman, and its vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of the Company’s expenses in future quarters.

FS Benefit Trust

FS Benefit Trust, or FS Trust, was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of Franklin Square Holdings and its affiliates. During the six months ended June 30, 2015 and 2014, FS Trust purchased $231 and $31, respectively, of the Company’s shares at a purchase price equal to 90% of the offering price in effect on the applicable purchase date.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company declared and paid on its common stock during the six months ended June 30, 2015 and 2014:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2014
June 30, 2014	$0.1615	$1,145
Fiscal 2015
March 31, 2015	$0.1750	$19,692
June 30, 2015	$0.1750	$26,570

The Company currently authorizes and declares regular cash distributions on a weekly basis and pays such distributions on a monthly basis. On May 13, 2015 and August 4, 2015, the Company’s board of directors declared regular weekly cash distributions for July 2015 through September 2015 and October 2015 through December 2015, respectively, each in the amount of $0.013461 per share. These distributions have been or will

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

be paid monthly to stockholders of record as of weekly record dates previously determined by the Company’s board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive the distribution in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan.

On January 5, 2015, the Company amended and restated its distribution reinvestment plan, which became effective as of, and first applied to the reinvestment of cash distributions paid on or after, January 28, 2015. Under the original plan, cash distributions to participating stockholders were reinvested in additional shares of the Company’s common stock at a purchase price equal to 95% of the public offering price per share in effect as of the date of issuance. Under the amended plan, cash distributions to participating stockholders are reinvested in additional shares of the Company’s common stock at a purchase price equal to 90% of the public offering price per share in effect as of the date of issuance

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all. No portion of the distributions paid during the six months ended June 30, 2015 and 2014 represented a return of capital.

For a period of time following commencement of the Company’s continuous public offering, which time period may be significant, substantial portions of the Company’s distributions have been and may continue to be funded through the reimbursement of certain expenses by Franklin Square Holdings and its affiliates, including through the waiver of certain investment advisory fees by FSIC III Advisor, that are subject to repayment by the Company within three years. The purpose of this arrangement is to ensure that no portion of the Company’s distributions to stockholders will be paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or Franklin Square Holdings continues to make such reimbursements or waivers of such fees. The Company’s future repayments of amounts reimbursed or waived by Franklin Square Holdings or its affiliates will reduce the distributions that stockholders would otherwise receive in the future. Franklin Square Holdings and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. No portion of the distributions paid during the six months ended June 30, 2015 was funded through the reimbursement of operating expenses by Franklin Square Holdings. During the six months ended June 30, 2014, $1,111 of the distributions paid was funded through the reimbursement of operating expenses by Franklin Square Holdings.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common stock during the six months ended June 30, 2015 and 2014:

	Six Months Ended June 30,
	2015		2014
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income (prior to expense reimbursement)(1)	46,225	100%	—	—
Short-term capital gains proceeds from the sale of assets	37	0%	34	3%
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—
Expense reimbursement from sponsor	—	—	1,111	97%

Total	$46,262	100%	$1,145	100%

(1)	During the six months ended June 30, 2015 and 2014, 93.7% and 99.7%, respectively, of the Company’s gross investment income was attributable to cash income earned, 5.6% and 0.3%, respectively, was attributable to non-cash accretion of discount and 0.7% and 0.0%, respectively, was attributable to paid-in-kind, or PIK, interest.

The Company’s net investment income on a tax basis for the six months ended June 30, 2015 and 2014 was $46,225 and $1,111, respectively. As of June 30, 2015 and December 31, 2014, the Company had distributed all of its net investment income and realized gains on a tax basis.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the tax-basis deferral and amortization of organization costs incurred prior to the commencement of the Company’s investment operations, the reclassification of unamortized original issue discount recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes, the inclusion of a portion of the periodic net settlement payments due on the Company’s TRS in tax-basis net investment income and the accretion of discount on the TRS.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the six months ended June 30, 2015 and 2014:

	Six Months Ended June 30,
	2015	2014
GAAP-basis net investment income	$38,516	$769
Tax-basis deferral and amortization of organization costs	(8)	60
Reversal of incentive fee accrual on unrealized gains	—	282
Reclassification of unamortized original issue discount	(36)	—
Tax-basis net investment income portion of total return swap payments	6,997	—
Accretion of discount on total return swap	747	—
Other miscellaneous differences	9	—

Tax-basis net investment income	$46,225	$1,111

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of June 30, 2015 and December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	June 30, 2015 (Unaudited)	December 31, 2014
Distributable ordinary income (income and short-term capital gains)	$—	$—
Distributable realized gains (long-term capital gains)	—	—
Incentive fee accrual on unrealized gains	—	—
Unamortized organization costs	(232)	(240)
Capital loss carryover(1)	(1,376)	—
Net unrealized appreciation (depreciation) on investments and total return swap(2)	(21,463)	(28,611)

Total	$(23,071)	$(28,851)

(1)	The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire.

(2)	As of June 30, 2015 and December 31, 2014, the gross unrealized appreciation on the Company’s investments and TRS was $20,404 and $8,892, respectively. As of June 30, 2015 and December 31, 2014, the gross unrealized depreciation on the Company’s investments and TRS was $41,867 and $37,503, respectively.

The aggregate cost of the Company’s investments, including the accretion of discount on the TRS, for U.S. federal income tax purposes totaled $1,559,030 and $719,048 as of June 30, 2015 and December 31, 2014, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis, including the Company’s TRS, was $(21,463) and $(28,611) as of June 30, 2015 and December 31, 2014, respectively.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of June 30, 2015 and December 31, 2014:

	June 30, 2015 (Unaudited)			December 31, 2014
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$767,665	$770,114	50%	$279,285	$278,277	40%
Senior Secured Loans—Second Lien	298,598	296,983	19%	173,357	170,515	25%
Senior Secured Bonds	107,953	105,884	7%	43,253	43,089	6%
Subordinated Debt	355,752	342,037	22%	197,259	180,178	26%
Collateralized Securities	8,907	8,848	1%	8,907	8,907	1%
Equity/Other	19,049	14,635	1%	16,628	14,839	2%

Total	$1,557,924	$1,538,501	100%	$718,689	$695,805	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of June 30, 2015 and December 31, 2014 to include, on a look-through basis, the investments underlying the TRS, as disclosed in Note 8. The investments underlying the TRS had a notional amount and market value of $371,826 and $368,882, respectively, as of June 30, 2015 and $292,409 and $285,847, respectively, as of December 31, 2014.

	June 30, 2015 (Unaudited)			December 31, 2014
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$1,085,950	$1,086,118	57%	$544,214	$537,045	55%
Senior Secured Loans—Second Lien	352,139	349,861	18%	200,837	197,594	20%
Senior Secured Bonds	107,953	105,884	6%	43,253	43,089	4%
Subordinated Debt	355,752	342,037	18%	197,259	180,178	18%
Collateralized Securities	8,907	8,848	0%	8,907	8,907	1%
Equity/Other	19,049	14,635	1%	16,628	14,839	2%

Total	$1,929,750	$1,907,383	100%	$1,011,098	$981,652	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

As of June 30, 2015, the Company did not “control” and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, pursuant to

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

which the Company may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of June 30, 2015, the Company had seventeen unfunded debt investments with aggregate unfunded commitments of $143,786 and one unfunded commitment to purchase up to $700 in shares of preferred stock of Altus Power America Holdings, LLC. As of December 31, 2014, the Company had seven unfunded debt investments with aggregate unfunded commitments of $47,792. The Company maintains sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s unaudited consolidated schedule of investments as of June 30, 2015 and audited consolidated schedule of investments as of December 31, 2014.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2015 and December 31, 2014:

	June 30, 2015 (Unaudited)		December 31, 2014
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$37,991	3%	$27,208	4%
Capital Goods	137,876	9%	35,615	5%
Commercial & Professional Services	109,317	7%	76,536	11%
Consumer Durables & Apparel	42,918	3%	30,628	4%
Consumer Services	207,124	14%	100,066	14%
Diversified Financials	57,568	4%	59,606	9%
Energy	284,317	19%	115,159	16%
Food, Beverage & Tobacco	4,680	0%	—	—
Food & Staples Retailing	5,962	0%	2,352	0%
Health Care Equipment & Services	17,112	1%	4,831	1%
Household & Personal Products	3,768	0%	9,246	1%
Insurance	3,542	0%	4,048	1%
Materials	139,517	9%	54,034	8%
Media	71,659	5%	25,575	4%
Real Estate	19,912	1%	—	—
Retailing	19,900	1%	—	—
Software & Services	245,103	16%	86,454	12%
Technology Hardware & Equipment	94,099	6%	38,877	6%
Telecommunication Services	6,978	0%	5,050	1%
Transportation	29,158	2%	20,520	3%

Total	$1,538,501	100%	$695,805	100%

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of June 30, 2015 and December 31, 2014, the Company’s investments and total return swap were categorized as follows in the fair value hierarchy:

Valuation Inputs	June 30, 2015 (Unaudited)		December 31, 2014
	Investments	Total Return Swap	Investments	Total Return Swap
Level 1—Price quotations in active markets	$—	$—	$—	$—
Level 2—Significant other observable inputs	—	—	—	—
Level 3—Significant unobservable inputs	1,538,501	(934)	695,805	(5,368)

Total	$1,538,501	$(934)	$695,805	$(5,368)

The Company’s investments as of June 30, 2015 consisted primarily of debt investments that were traded on a private over-the-counter market for institutional investors. Twenty-nine senior secured loan investments and three subordinated debt investments, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. All of the Company’s equity/other investments were also valued by the same independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Two senior secured loan investments, which were newly issued and purchased near June 30, 2015, were valued at cost as the Company’s board of directors determined that the cost of each such investment was the best indication of its fair value. Except as described above, the Company valued its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

The Company’s investments as of December 31, 2014 consisted primarily of debt investments that were traded on a private over-the-counter market for institutional investors. Twelve senior secured loan investments and two subordinated debt investments, for which broker quotes were not available, were valued by an

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Three senior secured loan investments, one collateralized security and one equity/other investment, each of which were newly issued and purchased near December 31, 2014, were valued at cost as the Company’s board of directors determined that the cost of each such investment was the best indication of its fair value. Except as described above, the Company valued its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service.

The Company values the TRS in accordance with the agreements between Center City Funding LLC, or Center City Funding, and Citibank, N.A., or Citibank, that collectively established the TRS, which agreements are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The valuation committee of the Company’s board of directors, or the valuation committee, and the board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis as part of their quarterly determination of net asset value. To the extent the Company’s valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. For additional information on the Company’s TRS, see Note 8.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers, as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where the Company’s board of directors otherwise determines that the use of such other methods is appropriate. The Company periodically benchmarks the valuations provided by the independent valuation firms against the actual prices at which the Company purchases and sells its investments. The valuation committee and the board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the six months ended June 30, 2015 and 2014 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Six Months Ended June 30, 2015
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$278,277	$170,515	$43,089	$180,178	$8,907	$14,839	$695,805
Accretion of discount (amortization of premium)	993	538	830	1,250	—	—	3,611
Net realized gain (loss)	496	142	10	(3,593)	—	—	(2,945)
Net change in unrealized appreciation (depreciation)	3,457	1,227	(1,905)	3,366	(59)	(2,625)	3,461
Purchases	548,885	130,969	77,440	234,597	—	2,421	994,312
Paid-in-kind interest	454	—	—	—	—	—	454
Sales and redemptions	(62,448)	(6,408)	(13,580)	(73,761)	—	—	(156,197)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$770,114	$296,983	$105,884	$342,037	$8,848	$14,635	$1,538,501

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$5,178	$648	$(2,058)	$(3,129)	$(59)	$(2,625)	$(2,045)

	For the Six Months Ended June 30, 2014
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$—	$—	$—	$—	$—	$—	$—
Accretion of discount (amortization of premium)	—	3	—	—	—	—	3
Net realized gain (loss)	(1)	35	—	—	—	—	34
Net change in unrealized appreciation (depreciation)	448	929	—	—	—	—	1,377
Purchases	79,403	60,801	—	—	—	174	140,378
Sales and redemptions	(144)	(2,025)	—	—	—	—	(2,169)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$79,706	$59,743	$—	$—	$—	$174	$139,623

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$448	$929	$—	$—	$—	$—	$1,377

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2015 and December 31, 2014 were as follows:

Type of Investment	Fair Value at June 30, 2015 (Unaudited)	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$452,721	Market Comparables	Market Yield (%)	7.0% - 14.0%	10.0%
	54,850	Cost	Cost	100.0% - 100.0%	100.0%
	262,543	Market Quotes	Indicative Dealer Quotes	47.9% - 101.8%	95.7%
Senior Secured Loans—Second Lien	71,828	Market Comparables	Market Yield (%)	8.5% - 14.0%	10.5%
	225,155	Market Quotes	Indicative Dealer Quotes	53.7% - 102.1%	95.9%
Senior Secured Bonds	105,884	Market Quotes	Indicative Dealer Quotes	70.0% - 98.0%	90.5%
Subordinated Debt	38,500	Market Comparables	Market Yield (%)	12.3% - 12.8%	12.5%
	5,446	Other(2)	Other(2)	N/A	N/A
	298,091	Market Quotes	Indicative Dealer Quotes	4.3% - 106.8%	94.9%
Collateralized Securities	8,848	Market Quotes	Indicative Dealer Quotes	95.0% - 98.1%	97.9%
Equity/Other	12,294	Market Comparables	EBITDA Multiples (x)	6.8x - 11.5x	10.4x
		Market Comparables	Capacity Multiple ($/kW)	$2,000.0 - $2,500.0	$2,250.0
		Option Valuation Model	Volatility (%)	37.5% - 40.0%	38.8%
	2,341	Other(2)	Other(2)	N/A	N/A

Total	$1,538,501

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions.

Type of Investment	Fair Value at December 31, 2014(1)	Valuation Technique(2)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$130,417	Market Comparables	Market Yield (%)	8.0% - 12.3%	9.4%
	26,920	Cost	Cost	100.0% - 100.0%	100.0%
	19,804	Other(3)	Other	N/A	N/A
	101,136	Market Quotes	Indicative Dealer Quotes	79.0% - 102.0%	96.5%
Senior Secured Loans—Second Lien	20,323	Market Comparables	Market Yield (%)	8.5% - 11.5%	9.3%
	150,192	Market Quotes	Indicative Dealer Quotes	71.6% - 101.3%	95.2%
Senior Secured Bonds	43,089	Market Quotes	Indicative Dealer Quotes	73.5% - 99.5%	89.4%
Subordinated Debt	37,500	Market Comparables	Market Yield (%)	12.5% - 13.0%	12.8%
	313	Other	Other	N/A	N/A
	142,365	Market Quotes	Indicative Dealer Quotes	41.5% - 106.0%	86.5%
Collateralized Securities	8,907	Cost	Cost	93.7% - 99.0%	98.6%
Equity/Other	13,696	Market Comparables	EBITDA Multiples (x)	6.8x - 10.5x	8.5x
		Option Valuation Model	Volatility (%)	37.5% - 40.0%	38.8%
	1,143	Cost	Cost	$1.00 - $1.00	$1.00

Total	$695,805

(1)	Except as otherwise described below, the remaining level 3 assets were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

(2)	For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(3)	Fair value based on expected outcome of proposed restructuring of portfolio company.

Note 8. Financing Arrangements

The following table presents summary information with respect to the Company’s outstanding financing arrangements as of June 30, 2015. For additional information regarding these financing arrangements, please see the notes to the Company’s audited consolidated financial statements contained in its annual report on Form 10-K for the year ended December 31, 2014 and the additional disclosure set forth in this Note 8.

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
Citibank Total Return Swap	Total Return Swap	L+1.50%(1)	$371,826	$28,174	N/A(2)
BNP Facility	Prime Brokerage Facility	L+1.10%	$87,100	$112,900	March 26, 2016(3)
Deutsche Bank Credit Facility	Revolving Credit Facility	L+2.25%	$160,600	$39,400	December 2, 2018
JPM Credit Facility	Revolving Credit Facility	L+2.50%	$131,440	$168,560	May 8, 2019
Goldman Facility	Repurchase	L+2.50%	$—	N/A(4)	July 15, 2019

(1)	On June 26, 2015, Center City Funding entered into an amendment to the TRS to, among other things, increase the swap spread over the one-month LIBOR Center City Funding pays to Citibank on the utilized notional amount under the TRS from 1.32% per annum to 1.50% per annum.

(2)	The TRS may be terminated by Center City Funding at any time. On June 26, 2015, Center City Funding entered into an amendment to the TRS to, among other things, extend the date that Citibank may terminate the TRS from any time on or after June 26, 2015 to any time on or after June 26, 2016. Any such termination may be in whole or in part, upon prior written notice to the other party.

(3)	As described below, this facility generally is terminable upon 270 days’ notice by either party. As of June 30, 2015, neither party to the facility had provided notice of its intent to terminate the facility.

(4)	On June 18, 2015, the Company entered into a debt financing arrangement with Goldman Sachs Bank USA, or Goldman, pursuant to which up to $300,000 is available to the Company effective July 15, 2015.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the six months ended June 30, 2015 were $231,927 and 2.55%, respectively. As of June 30, 2015, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 2.68%.

Citibank Total Return Swap

On June 26, 2014, the Company’s wholly-owned financing subsidiary, Center City Funding, entered into a TRS for a portfolio of senior secured floating rate loans with Citibank. On August 25, 2014, Center City Funding entered into an amendment to the TRS to increase the maximum aggregate notional amount of the portfolio of loans subject to the TRS from $100,000 to $200,000, on September 29, 2014, Center City Funding entered into a second amendment to the TRS to increase this amount from $200,000 to $300,000 and, on January 28, 2015, Center City Funding entered into a third amendment to the TRS to increase this amount from $300,000 to $400,000. In addition, on June 26, 2015,

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Center City Funding entered into a fourth amendment to the TRS to (1) extend the date that Citibank may terminate the TRS from any time on or after June 26, 2015 to any time on or after June 26, 2016; (2) increase the swap spread over one-month LIBOR Center City Funding pays to Citibank on the utilized notional amount under the TRS from 1.32% per annum to 1.50% per annum; (3) reduce the amount of initial cash collateral Center City Funding is required to post in accordance with the margin requirements of the TRS (generally reduced from 25% to 20% of the notional amount of each loan that becomes subject to the TRS); and (4) decrease the threshold at which Center City Funding is required to post additional cash collateral in accordance with the margin requirements of the TRS in the event of depreciation in the value of the loans underlying the TRS.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables the Company, through its ownership of Center City Funding, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Center City Funding borrowing funds to acquire loans and incurring interest expense to a lender.

The obligations of Center City Funding under the TRS are non-recourse to the Company and its exposure under the TRS is limited to the value of the Company’s investment in Center City Funding, which generally will equal the value of cash collateral provided by Center City Funding under the TRS. Pursuant to the terms of the TRS, Center City Funding may select a portfolio of loans with a maximum aggregate notional amount (determined at the time each such loan becomes subject to the TRS) of $400,000. Center City Funding is required to initially cash collateralize a specified percentage of the notional amount of each loan (generally 20%) that becomes subject to the TRS in accordance with margin requirements described in the TRS Agreement. Under the terms of the TRS, Center City Funding has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS. Neither the cash collateral required to be posted with Citibank nor any other assets of Center City Funding are available to pay the Company’s debts.

Pursuant to the terms of an investment management agreement that the Company has entered into with Center City Funding, the Company acts as the investment manager of the rights and obligations of Center City Funding under the TRS, including selecting the specific loans to be included in the portfolio of loans subject to the TRS. Accordingly, the loans subject to the TRS are selected by the Company in accordance with the Company’s investment objectives and strategy to generate current income and, to a lesser extent, long-term capital appreciation. In addition, pursuant to the terms of the TRS, Center City Funding may select any loan or obligation available in the market to be included in the portfolio of loans that meets the obligation criteria set forth in the TRS Agreement.

Each individual loan, and the portfolio of loans taken as a whole, must meet criteria described in the TRS Agreement, including a requirement that substantially all of the loans underlying the TRS be rated by Moody’s Investors Service, Inc., or Moody’s, and Standard & Poor’s Ratings Services, or S&P, and quoted by a nationally

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

recognized pricing service. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Center City Funding receives from Citibank all interest and fees payable in respect of the loans included in the portfolio. Center City Funding pays to Citibank interest at a rate equal to one-month LIBOR plus 1.50% per annum on the utilized notional amount of the loans subject to the TRS. In addition, upon the termination or repayment of any loan subject to the TRS, Center City Funding will either receive from Citibank the appreciation in the value of such loan or pay to Citibank any depreciation in the value of such loan.

Under the terms of the TRS, Center City Funding may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The limit on the additional collateral that Center City Funding may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by Center City Funding. The amount of collateral required to be posted by Center City Funding is determined primarily on the basis of the aggregate value of the underlying loans.

The Company has no contractual obligation to post any such additional collateral or to make any interest payments to Citibank. The Company may, but is not obligated to, increase its equity investment in Center City Funding for the purpose of funding any additional collateral or payment obligations for which Center City Funding may become obligated during the term of the TRS. If the Company does not make any such additional investment in Center City Funding and Center City Funding fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Center City Funding under the TRS. In the event of an early termination of the TRS, Center City Funding would be required to pay an early termination fee.

Citibank may terminate the TRS from any time on or after June 26, 2016. Center City Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to June 26, 2016 will result in payment of an early termination fee to Citibank based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by Center City Funding to Citibank for the period from the termination date through and including June 26, 2016. Such monthly payments equal the product of (x) 80%, multiplied by (y) the maximum notional amount of the TRS ($400,000), multiplied by (z) 1.50% per annum. If the TRS had been terminated as of June 30, 2015, Center City Funding would have been required to pay an early termination fee of approximately $4,512. Other than during the first 90 days and last 30 days of the term of the TRS, Center City Funding is required to pay a minimum usage fee if less than 80% of the maximum notional amount of the TRS is utilized and an unused fee on any amounts unutilized if greater than 80% but less than 100% of the maximum notional amount of the TRS is utilized.

The value of the TRS is based primarily on the valuation of the underlying portfolio of loans subject to the TRS. Pursuant to the terms of the TRS, on each business day, Citibank values each underlying loan in good faith on a mark-to-market basis by determining how much Citibank would receive on such date if it sold the loan in the open market. Citibank reports the mark-to-market values of the underlying loans to Center City Funding.

As of June 30, 2015 and December 31, 2014, the fair value of the TRS was $(934) and $(5,368), respectively. The net change in fair value of the TRS is reflected as unrealized appreciation (depreciation) on

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

total return swap on the Company’s consolidated balance sheets. The change in value of the TRS is reflected in the Company’s consolidated statements of operations as net change in unrealized appreciation (depreciation) on total return swap. As of June 30, 2015, Center City Funding had selected 54 underlying loans with a total notional amount of $371,826 and posted $105,000 in cash collateral held by Citibank (of which only $82,250 was required to be posted), which is reflected in due from counterparty on the consolidated balance sheets. As of December 31, 2014, Center City Funding had selected 51 underlying loans with a total notional amount of $292,409 and posted $85,500 in cash collateral held by Citibank (of which only $77,272 was required to be posted), which is reflected in due from counterparty on the consolidated balance sheets.

For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company treats the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Center City Funding under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, the Company treats each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

The following is a summary of the underlying loans subject to the TRS as of June 30, 2015:

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
AdvancePierre Foods, Inc.	Food & Staples Retailing	L+825	1.3%	10/10/17	$7,872	$7,869	$(3)
Alison US LLC(3)	Capital Goods	L+450	1.0%	8/29/21	7,376	7,202	(174)
Alison US LLC(3)	Capital Goods	L+850	1.0%	8/29/22	2,400	1,875	(525)
Alliant Holdings I, LLC	Insurance	L+400	1.0%	12/20/19	5,217	5,276	59
Alvogen Pharma US, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	L+500	1.0%	4/1/22	8,917	8,973	56
ATX Networks Corp.(3)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	4,925	4,925	—
Avaya Inc.	Technology Hardware & Equipment	L+525	1.0%	5/29/20	9,771	9,625	(146)
BBB Industries US Holdings, Inc.	Automobiles & Components	L+500	1.0%	11/3/21	7,820	8,020	200
Blue Coat Holdings, Inc.	Technology Hardware & Equipment	L+350	1.0%	5/20/22	8,880	8,877	(3)
Caesars Entertainment Operating Co., Inc.(3)(4)	Consumer Services	L+575		3/1/17	9,628	9,220	(408)
Caesars Entertainment Operating Co., Inc.(3)(4)	Consumer Services	L+675		3/1/17	4,481	4,293	(188)
CDS U.S. Intermediate Holdings, Inc.(3)	Media	L+400	1.0%	7/8/22	5,906	5,914	8
CDS U.S. Intermediate Holdings, Inc.(3)	Media	L+825	1.0%	7/10/23	9,850	9,900	50
CEC Entertainment, Inc.	Consumer Services	L+300	1.0%	2/12/21	2,892	2,892	—
Communications Sales & Leasing, Inc.(3)	Telecommunication Services	L+400	1.0%	10/24/22	10,983	10,992	9
Compuware Corp.	Software & Services	L+525	1.0%	12/15/21	11,343	11,642	299
Corner Investment PropCo, LLC	Consumer Services	L+975	1.3%	11/2/19	6,600	6,458	(142)
CT Technologies Intermediate Holdings, Inc.	Software & Services	L+425	1.0%	12/1/21	830	839	9
Curo Health Services Holdings, Inc.	Health Care Equipment & Services	L+550	1.0%	2/7/22	8,465	8,609	144
Drillships Ocean Ventures Inc.(3)	Transportation	L+450	1.0%	7/25/21	6,599	5,657	(942)
DTZ U.S. Borrower, LLC(3)	Real Estate	L+825	1.0%	11/4/22	9,587	9,783	196
Emerald Performance Materials, LLC	Materials	L+350	1.0%	7/30/21	988	990	2
Expro Finservices Sarl(3)	Energy	L+475	1.0%	9/2/21	6,416	5,717	(699)
Fairway Group Acquisition Co.	Food & Staples Retailing	L+400	1.0%	8/17/18	13,894	14,680	786
FHC Health Systems, Inc.	Health Care Equipment & Services	L+400	1.0%	12/23/21	11,047	11,036	(11)
Infiltrator Water Technologies, LLC	Capital Goods	L+425	1.0%	5/27/22	2,843	2,870	27
Informatica Corp.(3)	Software & Services	L+350	1.0%	6/3/22	8,207	8,205	(2)
Inmar, Inc.	Software & Services	L+700	1.0%	1/27/22	3,439	3,415	(24)
IPC Corp.	Telecommunication Services	L+450	1.0%	8/6/21	10,003	10,231	228
Jazz Acquisition, Inc.	Capital Goods	L+350	1.0%	6/19/21	3,941	3,914	(27)
Jazz Acquisition, Inc.	Capital Goods	L+675	1.0%	6/19/22	2,512	2,413	(99)
JELD-WEN, Inc.	Capital Goods	L+400	1.0%	7/1/22	5,718	5,747	29
Murray Energy Corp.	Energy	L+600	1.0%	4/17/17	6,092	6,103	11
Murray Energy Corp.	Energy	L+650	1.0%	4/16/20	10,035	9,564	(471)
National Surgical Hospitals, Inc.	Health Care Equipment & Services	L+350	1.0%	6/1/22	6,965	6,983	18
Neff Rental LLC	Capital Goods	L+625	1.0%	6/9/21	5,892	5,769	(123)
Nielsen & Bainbridge, LLC	Consumer Services	L+500	1.0%	8/15/20	12,830	12,821	(9)
Packaging Coordinators, Inc.	Health Care Equipment & Services	L+425	1.0%	8/1/21	7,671	7,717	46
Panda Temple Power, LLC	Energy	L+625	1.0%	3/6/22	9,776	9,526	(250)
Payless Inc.	Consumer Durables & Apparel	L+400	1.0%	3/11/21	4,202	4,084	(118)
Phillips-Medisize Corp.	Health Care Equipment & Services	L+725	1.0%	6/16/22	2,212	2,226	14
Physio-Control International, Inc.	Health Care Equipment & Services	L+450	1.0%	6/6/22	4,392	4,428	36
Physio-Control International, Inc.	Health Care Equipment & Services	L+900	1.0%	6/5/23	4,900	4,937	37
Reddy Ice Corp.	Food, Beverage & Tobacco	L+550	1.3%	5/1/19	1,339	1,324	(15)
RGL Reservoir Operations Inc.(3)	Energy	L+500	1.0%	8/13/21	3,851	2,466	(1,385)
Sable International Finance Ltd.(3)	Media	L+450	1.0%	4/28/17	7,254	7,300	46
Sable International Finance Ltd.(3)	Media	L+550	1.0%	4/28/17	3,152	3,208	56
Serena Software, Inc.	Software & Services	L+650	1.0%	4/14/20	8,604	8,571	(33)
ServiceMaster Co., LLC	Commercial & Professional Services	L+325	1.0%	7/1/21	7,782	7,847	65
Spencer Gifts LLC	Retailing	L+425	1.0%	7/16/21	16,689	16,746	57
Stardust Finance Holdings, Inc.(3)	Materials	L+550	1.0%	3/13/22	7,685	7,883	198
SunGard Availability Services Capital, Inc.	Software & Services	L+500	1.0%	3/29/19	3,050	3,163	113
TTM Technologies, Inc.(3)	Technology Hardware & Equipment	L+500	1.0%	5/31/21	13,226	13,466	240
Winebow Holdings, Inc.	Retailing	L+750	1.0%	1/2/22	4,877	4,691	(186)

Total					$371,826	$368,882	(2,944)

		Total TRS Accrued Income and Liabilities:					2,010

			Total TRS Fair Value:				(934)

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

(1)	Loan may be an obligation of one or more entities affiliated with the named company.

(2)	The variable rate securities underlying the TRS bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2015, three-month LIBOR was 0.28%.

(3)	The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

(4)	Security is non-income producing.

The following is a summary of the underlying loans subject to the TRS as of December 31, 2014:

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Acosta HoldCo, Inc.	Consumer Services	L+400	1.0%	9/26/21	$6,884	$6,927	$43
AECOM Technology Corp.(3)	Commercial & Professional Services	L+300	0.8%	10/15/21	5,517	5,541	24
Alison US LLC(3)	Capital Goods	L+450	1.0%	8/29/21	7,413	7,313	(100)
Alison US LLC(3)	Capital Goods	L+850	1.0%	8/29/22	2,400	2,306	(94)
Auris Luxembourg III Sarl(3)	Health Care Equipment & Services	L+450	1.0%	1/17/22	4,137	4,157	20
BBB Industries US Holdings, Inc.	Automobiles & Components	L+500	1.0%	11/3/21	12,740	12,870	130
BWAY Holding Co.	Materials	L+450	1.0%	8/14/20	3,694	3,713	19
Caesars Entertainment Operating Co., Inc.(3)	Consumer Services	L+575		3/1/17	9,628	9,055	(573)
Caesars Entertainment Operating Co., Inc.(3)	Consumer Services	L+675		3/1/17	4,481	4,186	(295)
CEC Entertainment, Inc.	Consumer Services	L+300	1.0%	2/12/21	2,906	2,900	(6)
Chief Power Finance, LLC	Energy	L+475	1.0%	12/31/20	4,906	4,919	13
CITGO Petroleum Corp.	Energy	L+350	1.0%	7/29/21	1,872	1,875	3
Compuware Corp	Software & Services	L+525	1.0%	12/15/21	11,400	11,390	(10)
Corner Investment PropCo, LLC	Consumer Services	L+975	1.3%	11/2/19	6,639	6,431	(208)
CT Technologies Intermediate Holdings, Inc.	Software & Services	L+500	1.0%	12/1/21	834	838	4
Dealer Tire, LLC	Automobiles & Components	L+450	1.0%	12/22/21	4,653	4,665	12
Drillships Ocean Ventures Inc.(3)	Transportation	L+450	1.0%	7/25/21	6,633	5,360	(1,273)
DTZ U.S. Borrower, LLC(3)	Commercial & Professional Services	L+450	1.0%	11/4/21	7,338	7,370	32
DTZ U.S. Borrower, LLC(3)	Commercial & Professional Services	L+825	1.0%	11/4/22	9,587	9,612	25
Emerald Performance Materials, LLC	Materials	L+350	1.0%	7/30/21	992	973	(19)
Expro Finservices Sarl(3)	Energy	L+475	1.0%	9/2/21	6,448	5,335	(1,113)
Fairway Group Acquisition Co.	Food & Staples Retailing	L+400	1.0%	8/17/18	12,666	12,221	(445)
FHC Health Systems, Inc.	Health Care Equipment & Services	L+400	1.0%	12/23/21	3,465	3,456	(9)
Green Energy Partners/Stonewall LLC	Energy	L+550	1.0%	11/13/21	1,650	1,654	4
Husky Injection Molding Systems Ltd.(3)	Capital Goods	L+325	1.0%	6/30/21	982	966	(16)
IBC Capital Ltd.(3)	Materials	L+375	1.0%	9/9/21	3,308	3,315	7
J. Crew Group, Inc.	Retailing	L+300	1.0%	3/5/21	9,384	9,001	(383)
Jazz Acquisition, Inc.	Capital Goods	L+350	1.0%	6/19/21	5,147	5,099	(48)
Jazz Acquisition, Inc.	Capital Goods	L+675	1.0%	6/19/22	2,512	2,425	(87)
JELD-WEN, Inc.	Capital Goods	L+425	1.0%	10/15/21	10,909	10,876	(33)
Neff Rental LLC	Capital Goods	L+625	1.0%	6/9/21	5,892	5,831	(61)
Nielsen & Bainbridge, LLC	Consumer Services	L+500	1.0%	8/15/20	9,910	9,800	(110)
P.F. Chang’s China Bistro, Inc.	Consumer Services	L+325	1.0%	6/22/19	12,674	12,471	(203)
Packaging Coordinators, Inc.	Health Care Equipment & Services	L+425	1.0%	8/1/21	7,710	7,493	(217)
Packers Holdings, LLC	Commercial & Professional Services	L+400	1.0%	12/2/21	1,721	1,721	—
Payless Inc.	Consumer Durables & Apparel	L+400	1.0%	3/11/21	4,224	3,942	(282)
Phillips-Medisize Corp.	Health Care Equipment & Services	L+375	1.0%	6/16/21	2,276	2,247	(29)
Phillips-Medisize Corp.	Health Care Equipment & Services	L+725	1.0%	6/16/22	2,212	2,189	(23)
Ranpak Corp.	Materials	L+375	1.0%	10/1/21	1,357	1,349	(8)
RGL Reservoir Operations Inc.(3)	Energy	L+500	1.0%	8/13/21	3,870	3,146	(724)
Roundy’s Supermarkets, Inc.	Food & Staples Retailing	L+475	1.0%	3/3/21	2,725	2,728	3
Sable International Finance Ltd.(3)	Media	L+450	1.0%	11/25/16	8,556	8,578	22
Sable International Finance Ltd.(3)	Media	L+550	1.0%	11/25/16	3,152	3,184	32
Scientific Games International, Inc.(3)	Consumer Services	L+500	1.0%	10/1/21	13,727	13,646	(81)
Serena Software, Inc.	Software & Services	L+650	1.0%	4/14/20	9,056	8,896	(160)

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
The ServiceMaster Co., LLC	Commercial & Professional Services	L+325	1.0%	7/1/21	$7,822	$7,735	$(87)
Spencer Gifts LLC	Retailing	L+450	1.0%	7/16/21	7,763	7,729	(34)
SunGard Availability Services Capital, Inc.	Software & Services	L+500	1.0%	3/29/19	3,430	3,455	25
Travelport Finance (Luxembourg) Sarl(3)	Consumer Services	L+500	1.0%	9/2/21	4,748	4,791	43
Winebow Holdings, Inc.	Retailing	L+375	1.0%	7/1/21	3,582	3,451	(131)
Winebow Holdings, Inc.	Retailing	L+750	1.0%	1/2/22	4,877	4,716	(161)

Total					$292,409	$285,847	(6,562)

		Total TRS Accrued Income and Liabilities:					1,194

			Total TRS Fair Value:				$(5,368)

(1)	Loan may be an obligation of one or more entities affiliated with the named company.

(2)	The variable rate securities underlying the TRS bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2014, three-month LIBOR was 0.26%.

(3)	The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

BNP Facility

On October 17, 2014, the Company’s wholly-owned, special-purpose financing subsidiary, Burholme Funding, entered into a committed facility arrangement, or the BNP facility, with BNPP, on behalf of itself and as agent for BNP Paribas, BNP Paribas Prime Brokerage International, Ltd. and BNPP PB, Inc., or, collectively, the BNPP Entities. On March 11, 2015, Burholme Funding entered into an amendment to the BNP facility to increase the maximum commitment financing available to Burholme Funding under the BNP facility to $200,000 from $100,000. The BNP facility was effected through a committed facility agreement by and between Burholme Funding and BNPP, or the committed facility agreement, a U.S. PB agreement by and between Burholme Funding and BNPP, and a special custody and pledge agreement by and among Burholme Funding, BNPP and State Street Bank and Trust Company, or State Street, as custodian, each dated as of October 17, 2014, and which are collectively referred to herein as the BNP financing agreements.

The Company may contribute securities to Burholme Funding from time to time, subject to certain restrictions set forth in the committed facility agreement, and will retain a residual interest in any securities contributed through its ownership of Burholme Funding or will receive fair market value for any securities sold to Burholme Funding. Burholme Funding may purchase additional securities from various sources. Burholme Funding has appointed the Company to manage its portfolio of securities pursuant to the terms of an investment management agreement. Burholme Funding’s obligations to BNPP under the BNP facility are secured by a first priority security interest in substantially all of the assets of Burholme Funding, including its portfolio of securities. Such pledged portfolio of securities is held in a segregated custody account with State Street. The value of securities required to be pledged by Burholme Funding is determined in accordance with the margin requirements described in the BNP financing agreements. The obligations of Burholme Funding under the BNP facility are non-recourse to the Company, and the Company’s exposure under the BNP facility is limited to the value of its investment in Burholme Funding.

Borrowings under the BNP facility accrue interest at a rate equal to three-month LIBOR plus 1.10% per annum. Interest is payable monthly in arrears. Burholme Funding will be required to pay a non-usage fee of 0.55% per annum to the extent the aggregate principal amount available under the BNP facility has not been

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

utilized. Burholme Funding may terminate the committed facility agreement upon 270 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNPP is required to provide Burholme Funding with 270 days’ notice prior to terminating or materially amending the committed facility agreement. BNPP has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of S&P, Moody’s or Fitch Ratings, Inc., during the term of the BNP facility. Upon any such termination, BNPP is required to pay Burholme Funding a fee equal to 0.20% of the maximum amount of financing available on the termination date. Burholme Funding paid an arrangement fee and incurred certain other customary costs and expenses in connection with obtaining the BNP facility.

Under the terms of the BNP financing agreements, BNPP has the ability to borrow a portion of the pledged collateral, or collectively, the rehypothecated securities, subject to certain limits. Burholme Funding will receive a fee from BNPP in connection with any rehypothecated securities. Burholme Funding may designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Burholme Funding to BNPP. Burholme Funding may recall any rehypothecated security at any time, and BNPP must return such security or equivalent security within a commercially reasonable period. In the event BNPP does not return the security, Burholme Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such unreturned rehypothecated security against any outstanding borrowings owed to BNPP under the BNP financing agreements. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Burholme Funding under the BNP financing agreements, BNPP may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Burholme Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.

As of June 30, 2015 and December 31, 2014, $87,100 and $87,100, respectively, was outstanding under the BNP facility. The carrying amount outstanding under the BNP facility approximates its fair value. The Company incurred costs of $300 in connection with obtaining the facility, which the Company has recorded as deferred financing costs on the Company’s consolidated balance sheets and amortizes to interest expense over the life of the facility. As of June 30, 2015, $97 of such deferred financing costs had yet to be amortized to interest expense.

For the three and six months ended June 30, 2015, the components of total interest expense for the BNP facility were as follows:

	Three Months Ended June 30, 2015	Six Months Ended June 30, 2015
Direct interest expense	$304	$601
Non-usage fees	160	207
Amortization of deferred financing costs	101	163

Total interest expense	$565	$971

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the six months ended June 30, 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP facility were as follows:

Six Months Ended June 30, 2015
Cash paid for interest expense(1)	$911
Average borrowings under the facility	$87,100
Effective interest rate on borrowings (including the effect of non-usage fees)	2.10%
Weighted average interest rate (including the effect of non-usage fees)	1.84%

(1)	Interest under the BNP facility is payable monthly in arrears and commenced on November 18, 2014.

Borrowings of Burholme Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Deutsche Bank Credit Facility

On December 2, 2014, the Company’s wholly-owned, special-purpose financing subsidiary, Dunlap Funding, entered into a revolving credit facility, or the Deutsche Bank credit facility, with Deutsche Bank, as administrative agent, each of the lenders and other agents from time to time party thereto, and Wells Fargo Bank, National Association, as the collateral agent and collateral custodian under the Deutsche Bank credit facility. On February 24, 2015, Dunlap Funding entered into an amendment to the Deutsche Bank credit facility to increase the aggregate principal amount of borrowings available under the Deutsche Bank credit facility to $150,000 from $100,000, and on March 24, 2015, Dunlap Funding entered into a second amendment to the Deutsche Bank credit facility to increase the aggregate principal amount of available borrowings to $200,000 from $150,000 on a committed basis.

Under the Deutsche Bank credit facility, the Company may contribute assets to Dunlap Funding from time to time and will retain a residual interest in any assets contributed through its ownership of Dunlap Funding or will receive fair market value for any assets sold to Dunlap Funding. Dunlap Funding may purchase additional assets from various sources. Dunlap Funding has appointed the Company to manage its portfolio of assets pursuant to the terms of an investment management agreement. Dunlap Funding’s obligations to Deutsche Bank under the Deutsche Bank credit facility are secured by a first priority security interest in substantially all of the assets of Dunlap Funding, including its portfolio of assets. The obligations of Dunlap Funding under the Deutsche Bank credit facility are non-recourse to the Company, and the Company’s exposure under the Deutsche Bank credit facility is limited to the value of its investment in Dunlap Funding.

Pricing under the Deutsche Bank credit facility is based on LIBOR for a three-month interest period (for each committed lender) or the commercial paper rate of each conduit lender, plus, in each case, a spread of 2.25% per annum. Interest is payable quarterly in arrears. Dunlap Funding will be subject to a non-usage fee of 0.50% per annum to the extent the aggregate principal amount available under the Deutsche Bank credit facility has not been borrowed. In addition, Dunlap Funding is subject to (i) a make-whole fee on a quarterly basis effectively equal to a portion of the spread that would have been payable if the full amount under the Deutsche Bank credit facility had been borrowed, less the non-usage fee accrued during such quarter and (ii) an administration fee. Any amounts borrowed under the Deutsche Bank credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on December 2, 2018. Dunlap Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Deutsche Bank credit facility.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

As of June 30, 2015 and December 31, 2014, $160,600 and $25,000, respectively, was outstanding under the Deutsche Bank credit facility. The carrying amount outstanding under the Deutsche Bank credit facility approximates its fair value. The Company incurred costs of $2,199 in connection with obtaining the facility, which the Company has recorded as deferred financing costs on the Company’s consolidated balance sheets and amortizes to interest expense over the life of the facility. As of June 30, 2015, $1,921 of such deferred financing costs had yet to be amortized to interest expense.

For the three and six months ended June 30, 2015, the components of total interest expense for the Deutsche Bank credit facility were as follows:

	Three Months Ended June 30, 2015	Six Months Ended June 30, 2015
Direct interest expense	$995	$1,453
Non-usage fees and make whole fees(1)	106	160
Amortization of deferred financing costs	139	255

Total interest expense	$1,240	$1,868

(1)	Dunlap Funding was subject to a make whole fee for the year ended December 31, 2014 as a result of the level of its utilization of the Deutsche Bank credit facility during such period and, accordingly, Dunlap Funding accrued such fee. Due to increased utilization of the Deutsche Bank credit facility during the six months ended June 30, 2015, Dunlap Funding was not subject to the make whole fee during such period and, as a result, the accrual of such fee was reversed during the period.

For the six months ended June 30, 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Deutsche Bank credit facility were as follows:

Six Months Ended June 30, 2015
Cash paid for interest expense(1)	$767
Average borrowings under the facility	$105,613
Effective interest rate on borrowings (including the effect of non-usage and administration fees)	2.92%
Weighted average interest rate (including the effect of non-usage and administration fees)	3.04%

(1)	Interest under the Deutsche Bank credit facility is payable quarterly in arrears and commenced on December 18, 2014.

Borrowings of Dunlap Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

JPM Credit Facility

On May 8, 2015, the Company’s wholly-owned, special purpose financing subsidiary, Jefferson Square Funding LLC, or Jefferson Square, entered into a senior-secured term loan credit facility, or the JPM credit facility, with JPMorgan Chase Bank, National Association, or JPM, as administrative agent, each of the lenders from time to time party thereto, Citibank, as collateral agent, and Virtus Group, LP, or Virtus, as collateral administrator. The JPM credit facility provides for delayed-draw borrowings in an aggregate principal amount of up to $300,000 on a committed basis before September 8, 2015.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Under the JPM credit facility, the Company may contribute cash, loans or bonds to Jefferson Square from time to time, subject to certain restrictions set forth in the JPM credit facility, and will retain a residual interest in any assets contributed through its ownership of Jefferson Square or will receive fair market value for any assets sold to Jefferson Square. Jefferson Square may purchase additional assets from various sources. Jefferson Square has appointed the Company to manage its portfolio of assets pursuant to the terms of an investment management agreement. Jefferson Square’s obligations to JPM under the JPM credit facility are secured by a first priority security interest in substantially all of the assets of Jefferson Square, including its portfolio of assets. The obligations of Jefferson Square under the JPM credit facility are non-recourse to the Company, and the Company’s exposure under the JPM credit facility is limited to the value of the Company’s investment in Jefferson Square.

Borrowings under the JPM credit facility accrue interest at a rate equal to three-month LIBOR plus 2.50% per annum. Interest is payable in arrears beginning on October 25, 2015 and each quarter thereafter. Any amounts borrowed under the JPM credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 8, 2019.

As of June 30, 2015, $131,440 was outstanding under the JPM credit facility. The carrying amount outstanding under the JPM credit facility approximates its fair value. The Company incurred costs of $53 in connection with obtaining the JPM credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the JPM credit facility. As of June 30, 2015, $51 of such deferred financing costs had yet to be amortized to interest expense.

For the three and six months ended June 30, 2015, the components of total interest expense for the JPM credit facility were as follows:

	Three Months Ended June 30, 2015	Six Months Ended June 30, 2015
Direct interest expense	$547	$547
Amortization of deferred financing costs	2	2

Total interest expense	$549	$549

For the six months ended June 30, 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the JPM credit facility were as follows:

Six Months Ended June 30, 2015
Cash paid for interest expense(1)	$—
Average borrowings under the facility(2)	$131,440
Effective interest rate on borrowings	2.78%
Weighted average interest rate	2.78%

(1)	Interest under the JPM credit facility is payable quarterly in arrears and will commence on October 25, 2015.

(2)	The average borrowings under the JPM credit facility are calculated for the period since the Company commenced borrowing thereunder to June 30, 2015.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Borrowings of Jefferson Square will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Goldman Facility

On June 18, 2015, the Company, through its two wholly-owned, special-purpose financing subsidiaries, Germantown Funding LLC, or Germantown Funding, and Society Hill Funding LLC, or Society Hill Funding, entered into a debt financing arrangement with Goldman pursuant to which up to $300,000 is available to the Company. The Company elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternative arrangements.

Pursuant to the financing arrangement, assets in the Company’s portfolio may be sold and/or contributed by it from time to time to Germantown Funding pursuant to an amended and restated sale and contribution agreement, dated as of June 18, 2015, between the Company and Germantown Funding, or the sale and contribution agreement. The assets held by Germantown Funding secure the obligations of Germantown Funding under floating rate notes, or the notes, issued from time to time by Germantown Funding to Society Hill Funding pursuant to an indenture, dated as of June 18, 2015, with Citibank, as trustee, or the indenture. Pursuant to the indenture, the aggregate principal amount of notes that may be issued by Germantown Funding from time to time is $500,000. Society Hill Funding will purchase the notes to be issued by Germantown Funding from time to time at a purchase price equal to their par value.

Interest on the notes under the indenture will accrue at three-month LIBOR plus a spread of 4.00% per annum. Principal and any unpaid interest on the notes will be due and payable on the stated maturity date of October 15, 2027.

Society Hill Funding, in turn, has entered into a repurchase transaction with Goldman, pursuant to the terms of a master repurchase agreement and the related annex and master confirmation thereto, each dated as of June 18, 2015 and effective as of July 15, 2015, or collectively, the Goldman facility. Pursuant to the Goldman facility, on one or more occasions beginning July 15, 2015 to, but excluding the date that is ten business days prior to, July 15, 2019, Goldman will purchase notes held by Society Hill Funding for an aggregate purchase price equal to 60% of the principal amount of notes purchased. Subject to certain conditions, the maximum principal amount of notes that may be purchased under the Goldman facility is $500,000. Accordingly, the aggregate maximum amount payable to Society Hill Funding under the Goldman facility will not exceed $300,000.

Society Hill Funding will repurchase the notes sold to Goldman under the Goldman facility no later than July 15, 2019. The repurchase price paid by Society Hill Funding to Goldman will be equal to the purchase price paid by Goldman for the repurchased notes, plus financing fees accrued at the applicable pricing rate under the Goldman facility. Until November 15, 2015, financing fees will accrue on the aggregate purchase price paid by Goldman for such notes. Thereafter, financing fees will accrue on $300,000 (even if the aggregate purchase price paid for notes purchased by Goldman at that time is less than that amount), unless and until the outstanding amount is reduced in accordance with the terms of the Goldman facility. If the Goldman facility is accelerated prior to July 15, 2019 due to an event of default or the failure of Germantown Funding to commit to sell any underlying assets that become defaulted obligations within 30 days, then Society Hill Funding must pay to

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Goldman a fee equal to the present value of the aggregate amount of the financing fees that would have been payable to Goldman from the date of acceleration through July 15, 2019 had the acceleration not occurred. The financing fee under the Goldman facility is equal to three-month LIBOR plus a spread of up to 2.50% per annum for the relevant period.

Goldman may require Society Hill Funding to post cash collateral if the market value of the notes (measured by reference to the market value of Germantown Funding’s portfolio of assets), together with any posted cash collateral, is less than the required margin amount under the Goldman facility; provided, however, that Society Hill Funding will not be required to post cash collateral with Goldman until such market value has declined at least 10% from the initial market value of the notes. In addition, if the market value of any underlying asset held in Germantown Funding’s portfolio of assets is less than 70% of the initial market value of such underlying asset, Goldman may require Society Hill Funding to post additional cash collateral in an amount equal to 15% of the outstanding principal balance of such underlying asset. In each such event, in order to satisfy these requirements, Society Hill Funding intends to borrow funds from the Company pursuant to an uncommitted revolving credit agreement, dated as of June 18, 2015, between Society Hill Funding, as borrower, and the Company, as lender, or the revolving credit agreement. The Company may, in its sole discretion, make such loans from time to time to Society Hill Funding pursuant to the terms of the revolving credit agreement. Borrowings under the revolving credit agreement may not exceed $300,000 and will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

The Company incurred costs of $19 in connection with obtaining the Goldman facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the Goldman facility. As of June 30, 2015, $19 of such deferred financing costs had yet to be amortized to interest expense.

Amounts outstanding under the Goldman facility will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Note 9. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FSIC III Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Company’s commitments to FSIC III Advisor and its affiliates (including Franklin Square Holdings) and Note 6 for a discussion of the Company’s unfunded commitments.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights

The following is a schedule of financial highlights of the Company for the six months ended June 30, 2015 and the year ended December 31, 2014:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Per Share Data:(1)
Net asset value, beginning of period	$8.63	$9.00
Results of operations(2)
Net investment income	0.29	0.45
Net realized and unrealized appreciation (depreciation) on investments and total return swap	0.10	(0.62)

Net increase (decrease) in net assets resulting from operations	0.39	(0.17)

Stockholder distributions(3)
Distributions from net investment income	(0.35)	(0.52)
Distributions from net realized gain on investments	0.00	—

Net decrease in net assets resulting from stockholder distributions	(0.35)	(0.52)

Capital share transactions
Issuance of common stock(4)	0.13	0.47
Offering costs(2)	(0.02)	(0.11)
Payments to investment adviser for offering and organization costs(2)	—	(0.09)
Capital contributions of investment adviser(2)	—	0.05

Net increase in net assets resulting from capital share transactions	0.11	0.32

Net asset value, end of period	$8.78	$8.63

Shares outstanding, end of period	168,802,613	97,578,402

Total return(5)	5.79%	1.67%

Ratio/Supplemental Data:
Net assets, end of period	$1,482,424	$842,577

Ratio of net investment income to average net assets(6)	3.31%	5.10%

Ratio of operating expenses to average net assets(6)	2.00%	2.56%
Ratio of expenses reimbursed by sponsor to average net assets(6)	—	(0.93)%
Ratio of expense recoupment payable to sponsor to average net assets(6)	0.15%	—

Ratio of total operating expenses to average net assets(6)	2.15%	1.63%

Portfolio turnover(7)	14.46%	31.24%

Total amount of senior securities outstanding, exclusive of treasury securities	$668,716	$327,237

Asset coverage per unit(8)	3.22	3.58

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the six months ended June 30, 2015 and the period from April 2, 2014 (Commencement of Operations) through December 31, 2014.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights (continued)

(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the six months ended June 30, 2015 and the period from April 2, 2014 (Commencement of Operations) through December 31, 2014.

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering and pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at an offering price, net of selling commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share.

(5)	The total return for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the period and dividing the total by the net asset value per share at the beginning of the period. The total return does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(6)	Weighted average net assets during the six months ended June 30, 2015 and the period from April 2, 2014 (Commencement of Operations) through December 31, 2014 are used for this calculation. The following is a schedule of supplemental ratios for the six months ended June 30, 2015 and the year ended December 31, 2014:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Ratio of subordinated income incentive fees to average net assets	0.17%	—
Ratio of interest expense to average net assets	0.29%	0.10%

(7)	Portfolio turnover for the six months ended June 30, 2015 is not annualized.

(8)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

Note 11. Recently Issued Accounting Standards

In April 2015, the Financial Accounting Standards Board, or the FASB, issued Accounting Standards Update No. 2015-03, Interest-Imputation of Interest, to simplify the presentation of debt issuance costs in the financial statements. Under existing guidance, debt issuance costs are recognized as a deferred charge and presented as an asset on the balance sheet. The amendments to the guidance require that debt issuance costs related to a recognized liability for indebtedness be presented in the balance sheet as a direct deduction from the carrying amount of that liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs is not affected by the amendments to the guidance. The amendments to the FASB codification guidance are to be applied retrospectively with applicable disclosures for a change in accounting principle upon transition. For public entities, the amendments are effective for interim and annual periods beginning after December 15, 2015. Early application by public entities is permitted. Management of the Company is currently assessing the impact of this guidance on the Company’s consolidated financial statements.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 12. Subsequent Events

On August 13, 2015, the Company’s newly-formed, wholly-owned, special purpose financing subsidiary, Chestnut Hill Funding LLC, or Chestnut Hill Funding, entered into a revolving credit facility, or the Capital One facility, with Capital One, National Association, or Capital One, as administrative agent, hedge counterparty, lead arranger and sole bookrunner, each of the conduit lenders and institutional lenders from time to time party thereto and Wells Fargo Bank, National Association, as collateral agent, account bank and collateral custodian under the Capital One facility. The Capital One facility provides for borrowings in an aggregate principal amount up to $150,000 on a committed basis.

The Company may contribute cash or loans to Chestnut Hill Funding from time to time and will retain a residual interest in any assets contributed through its ownership of Chestnut Hill Funding or will receive fair market value for any assets sold to Chestnut Hill Funding. Chestnut Hill Funding may purchase additional assets from various sources. Chestnut Hill Funding has appointed the Company to manage its portfolio of assets pursuant to the terms of a collateral management agreement. Chestnut Hill Funding’s obligations to Capital One under the Capital One facility are secured by a first priority security interest in substantially all of the assets of Chestnut Hill Funding, including its portfolio of assets. The obligations of Chestnut Hill Funding under the Capital One facility are non-recourse to the Company, and the Company’s exposure under the Capital One facility is limited to the value of the Company’s investment in Chestnut Hill Funding.

Chestnut Hill Funding will pay interest on its borrowings under the Capital One facility at a rate equal to LIBOR for each 1-month, 2-month or 3-month interest period, as elected by Chestnut Hill Funding, in each case plus an applicable spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of assets for the relevant period. Interest is payable quarterly in arrears. Chestnut Hill Funding will be subject to (a) a non-usage fee to the extent it has not borrowed the aggregate principal amount available under the Capital One facility and (b) beginning February 13, 2016, a make-whole fee to the extent it has borrowed less than 60% of the aggregate principal amount available under the Capital One facility. Any amounts borrowed under the Capital One facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 13, 2020. Chestnut Hill Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Capital One facility.

Borrowings under the Capital One facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Chestnut Hill Funding varies depending upon the types of assets in Chestnut Hill Funding’s portfolio.

In connection with the Capital One facility, Chestnut Hill Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Capital One facility contains customary events of default for similar financing transactions, including: (a) the failure to make principal, interest or other payments after any applicable grace period; (b) a cross-default to other indebtedness of Chestnut Hill Funding or the Company; (c) the occurrence of a bankruptcy event with respect to Chestnut Hill Funding, the Company, FSIC III Advisor or GDFM; (d) the failure of the Company to maintain an asset coverage ratio of greater than or equal to 2:1; (e) the failure of the Company to have a net asset value of at least $200,000; (f) a borrowing base deficiency that is not cured in accordance with the terms of the Capital One facility; (g) a change of control; (h) the resignation or removal of FSIC III Advisor, GDFM or the Company as collateral manager; and (i) the failure of Chestnut Hill Funding to maintain a trailing six-months interest coverage ratio of at least 1.5:1. Upon the occurrence and during the continuation of an event of default, Capital One and/or the requisite lenders may declare the

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 12. Subsequent Events (continued)

outstanding advances and all other obligations under the Capital One facility immediately due and payable. During the continuation of an event of default, Chestnut Hill Funding must pay interest at a default rate.

Upon the occurrence and during the continuance of certain events described as “Facility Amortization Events” in the loan and security agreement governing the Capital One facility, Capital One and/or the requisite lenders may elect to suspend Chestnut Hill Funding’s right to borrow under the Capital One facility and apply all income on Chestnut Hill Funding’s portfolio assets to prepay the outstanding principal amount under the Capital One facility.

Borrowings of Chestnut Hill Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations. (in thousands, except share and per share amounts)

The information contained in this section should be read in conjunction with our unaudited consolidated financial statements and related notes thereto appearing elsewhere in this quarterly report on Form 10-Q. In this report, “we,” “us” and “our” refer to FS Investment Corporation III.

Forward-Looking Statements

Some of the statements in this quarterly report on Form 10-Q constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this quarterly report on Form 10-Q may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financings and investments;

•	changes in the general interest rate environment;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•

actual and potential conflicts of interest with FSIC III Advisor, FB Income Advisor, LLC, FS Investment Corporation, FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FS Global Advisor, LLC, FS Global Credit Opportunities Fund, GDFM or any of their affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we may invest;

•	our use of financial leverage;

•	the ability of FSIC III Advisor to locate suitable investments for us and to monitor and administer our investments;

•	the ability of FSIC III Advisor or its affiliates to attract and retain highly talented professionals;

•	our ability to maintain our qualification as a RIC and as a BDC;

•	the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and the rules and regulations issued thereunder;

•	the effect of changes to tax legislation and our tax position; and

•	the tax status of the enterprises in which we may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this quarterly report on Form 10-Q involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including those factors set forth in “Item 1A. Risk Factors” in our annual report on Form 10-K and those factors set forth in “Item 1A. Risk Factors” in Part II of this quarterly report on Form 10-Q. Factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this quarterly report on Form 10-Q on information available to us on the date of this quarterly report on Form 10-Q. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. Stockholders are advised to consult any additional disclosures that we may make directly to stockholders or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this quarterly report on Form 10-Q are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act.

Overview

We were incorporated under the general corporation laws of the State of Maryland on June 7, 2013 and formally commenced investment operations on April 2, 2014 upon raising gross proceeds in excess of $2,500 from sales of shares of our common stock in our continuous public offering to persons who were not affiliated with us or FSIC III Advisor. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. Prior to satisfying the minimum offering requirement, we had no operations except for matters relating to our organization.

Our investment activities are managed by FSIC III Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory and administrative services agreement, we have agreed to pay FSIC III Advisor an annual base management fee based on the average weekly value of our gross assets and an incentive fee based on our performance. FSIC III Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FSIC III Advisor in identifying investment opportunities and makes investment recommendations for approval by FSIC III Advisor according to guidelines set by FSIC III Advisor.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We have identified and intend to focus on the following investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.

Direct Originations: We intend to leverage our relationship with GDFM and its global sourcing and origination platform to directly source investment opportunities. Such investments are originated or structured for us or made by us and are not generally available to the broader market. These investments may include both debt and equity components, although we do not expect to make equity investments independent of having an existing credit relationship. We believe directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions.

Opportunistic: We intend to seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. We seek to allocate capital to these securities that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment. Such opportunities may include event driven investments, anchor orders and CLOs.

In the case of event driven investments, we intend to take advantage of dislocations that arise in the markets due to an impending event and where the market’s apparent expectation of value differs substantially from our fundamental analysis. Such events may include a looming debt maturity or default, a merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling, or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Compared to other investment strategies, event driven investing depends more heavily on our ability to successfully predict the outcome of an individual event rather than on underlying macroeconomic fundamentals. As a result, successful event driven strategies may offer both substantial diversification benefits and the ability to generate performance in uncertain market environments.

We may also invest in certain opportunities that are originated and then syndicated by a commercial or investment bank, but where we provide a capital commitment significantly above the average syndicate participant, i.e., an anchor order. In these types of investments, we may receive fees, preferential pricing or other benefits not available to other lenders in return for our significant capital commitment. Our decision to provide an anchor order to a syndicated transaction is predicated on a rigorous credit analysis, our familiarity with a particular company, industry or financial sponsor, and the broader investment experiences of FSIC III Advisor and GDFM.

In addition, our relationship with GSO Capital Partners LP, the parent of GDFM and one of the largest CLO managers in the world, allows us to opportunistically invest in CLOs. CLOs are a form of securitization where the cash flow from a pooled basket of syndicated loans is used to support distribution payments made to different tranches of securities. While collectively CLOs represent nearly fifty percent of the broadly syndicated loan universe, investing in individual CLO tranches requires a high degree of investor sophistication due to their structural complexity and the illiquid nature of their securities.

Broadly Syndicated/Other: Although our primary focus is to invest in directly originated transactions and opportunistic investments, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our directly originated investments and provide a complement to our less liquid strategies. In addition, and because we typically receive more attractive financing terms on these positions than we do on our less liquid assets, we are able to leverage the broadly syndicated portion of our portfolio in such a way that maximizes the levered return potential of our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in target companies, in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity, the cash value of common stock or other equity. Any such minority interests are generally acquired in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FSIC III Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a nationally recognized statistical rating organization and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). We also invest in non-rated debt securities.

Revenues

The principal measure of our financial performance is net increase in net assets resulting from operations, which includes net investment income, net realized gain or loss on investments, net realized gain or loss on total return swap, net unrealized appreciation or depreciation on investments and net unrealized appreciation or depreciation on total return swap.

Net investment income is the difference between our income from interest, dividends, fees and other investment income and our operating and other expenses. Net realized gain or loss on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net realized gain or loss on total return swap is the net monthly settlement payments received on the TRS. Net unrealized appreciation or depreciation on investments is the net change in the fair value of our investment portfolio. Net unrealized appreciation or depreciation on total return swap is the net change in the fair value of the TRS.

We principally generate revenues in the form of interest income on the debt investments we hold. In addition, we may generate revenues in the form of non-recurring commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned. We may also generate revenues in the form of dividends and other distributions on the equity or other securities we hold.

Expenses

Our primary operating expenses include the payment of management and incentive fees and other expenses under the investment advisory and administrative services agreement, interest expense from financing arrangements and other indebtedness, and other expenses necessary for our operations. The management and incentive fees compensate FSIC III Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FSIC III Advisor is responsible for compensating our investment sub-adviser.

We reimburse FSIC III Advisor for expenses necessary to perform services related to our administration and operations, including FSIC III Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to us on behalf of FSIC III Advisor. Such services include the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FSIC III Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, FSIC III Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. See Note 4 to our unaudited consolidated financial statements included herein for additional information regarding the reimbursements payable to FSIC III Advisor for administrative services and the methodology for determining the amount of any such reimbursements. We bear all other expenses of our operations and transactions. For additional information regarding these expenses, please see our annual report on Form 10-K for the year ended December 31, 2014.

In addition, we have contracted with State Street to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by FSIC III Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.

Expense Reimbursement

Pursuant to the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from offering proceeds or borrowings. However, because certain investments we may make, including preferred and common equity investments, may generate dividends and other distributions to us that are treated for tax purposes as a return of capital, a portion of our distributions to stockholders may also be deemed to constitute a return of capital to the extent that we may use such dividends or other distribution proceeds to fund our distributions to stockholders. Under those circumstances, Franklin Square Holdings will not reimburse us for the portion of such distributions to stockholders that represent a return of capital, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse us for expenses in an amount equal to the difference between our cumulative distributions paid to our stockholders in each quarter, less the sum of our net investment company taxable income, net capital gains and dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.

Pursuant to the expense reimbursement agreement, we have a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of our net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains) exceeds the regular cash distributions paid by us to our stockholders; provided, however, that (i) we will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings with respect to any calendar quarter to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by us during such fiscal year) to exceed the lesser of (A) 1.75% of our average net assets attributable to shares of our common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of our average net assets attributable to shares of our common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) we will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings for any calendar quarter if the annualized rate of regular cash distributions declared by us at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by us at the time Franklin Square Holdings made the expense support payment to which such reimbursement payment relates. We are not obligated to pay interest on the reimbursements we are required to make to Franklin Square Holdings under the expense reimbursement agreement. “Other operating expenses” means our total “operating expenses” (as defined below), excluding base management fees, incentive fees, offering and organization expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

We or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. Franklin Square Holdings has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter.

Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, our conditional obligation to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

As of December 31, 2014, $598 of reimbursements were payable to us from Franklin Square Holdings. During the six months ended June 30, 2015, we did not accrue any amounts for expense reimbursements that Franklin Square Holdings has agreed to pay. During the six months ended June 30, 2015, we did not receive any cash reimbursements from Franklin Square Holdings, but offset $598 in management fees payable by us to FSIC III Advisor under the investment advisory and administrative services agreement against reimbursements due from Franklin Square Holdings. As of June 30, 2015, we had no reimbursements due from Franklin Square Holdings.

As discussed above, under the expense reimbursement agreement, amounts reimbursed to us by Franklin Square Holdings may become subject to repayment by us in the future. During the six months ended June 30, 2015, we accrued $1,650 for expense recoupments payable to Franklin Square Holdings, of which $322 was paid. As of June 30, 2015, $1,819 of reimbursements may become subject to repayment by us to Franklin Square Holdings in the future.

The following table reflects the expense reimbursement payments made by Franklin Square Holdings to us as of June 30, 2015 that may become subject to repayment by us to Franklin Square Holdings:

For the Three Months Ended	Amount of Expense Reimbursement Payment	Annualized “Other Operating Expenses” Ratio as of the Date of Expense Reimbursement	Annualized Rate of Distributions Per Share(1)	Reimbursement Eligibility Expiration
September 30, 2014	$1,221	0.85%	7.00%	September 30, 2017
December 31, 2014	$598	0.90%	7.11%	December 31, 2017
March 31, 2015	$—	N/A	N/A	N/A
June 30, 2015	$—	N/A	N/A	N/A

(1)	The annualized rate of distributions per share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable period (which is calculated by annualizing the regular weekly cash distribution per share as of such date without compounding), divided by our public offering price per share as of such date.

Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael C. Forman, and our vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of our expenses in future quarters.

Portfolio Investment Activity for the Three and Six Months Ended June 30, 2015 and for the Period from April 2, 2014 (Commencement of Operations) through December 31, 2014

During the six months ended June 30, 2015, we made investments in portfolio companies totaling $994,312. During the same period, we sold investments for proceeds of $116,999 and received principal repayments of $39,198. As of June 30, 2015, our investment portfolio, with a total fair value of $1,538,501 (50% in first lien senior secured loans, 19% in second lien senior secured loans, 7% in senior secured bonds, 22% in subordinated debt, 1% in collateralized securities and 1% in equity/other), consisted of interests in 119 portfolio companies.

The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $261.3 million. As of June 30, 2015, the investments in our portfolio were purchased at a weighted average price of 95.4% of par or stated value, as applicable, and our estimated gross portfolio yield (which represents the expected annualized yield to be generated by us on our investment portfolio based on the composition of our portfolio as of such date), prior to leverage, was 10.0% based upon the amortized cost of our investments. For the six months ended June 30, 2015, our total return was 5.79%.

Based on our regular weekly cash distribution amount of $0.013461 per share as of June 30, 2015 and our public offering price of $9.95 per share as of such date, the annualized distribution rate to stockholders as of June 30, 2015 was 7.03%. The annualized distribution rate to stockholders is expressed as a percentage equal to the projected annualized distribution amount per share divided by our public offering price per share as of June 30, 2015. Our annualized distribution rate to stockholders may include income, realized capital gains and a return of investors’ capital.

During the period from April 2, 2014 (Commencement of Operations) through December 31, 2014, we made investments in portfolio companies totaling $797,312. During the same period, we sold investments for proceeds of $71,695 and received principal repayments of $7,534. As of December 31, 2014, our investment portfolio, with a total fair value of $695,805 (40% in first lien senior secured loans, 25% in second lien senior secured loans, 6% in senior secured bonds, 26% in subordinated debt, 1% in collateralized securities and 2% in equity/other), consisted of interests in 83 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $231.4 million. As of December 31, 2014, the investments in our portfolio were purchased at a weighted average price of 95.2% of par or stated value, as applicable, and our estimated gross portfolio yield, prior to leverage, was 10.1% based upon the amortized cost of our investments. For the period from April 2, 2014 (Commencement of Operations) through December 31, 2014, our total return was 1.67%.

Based on our regular weekly cash distribution amount of $0.013461 per share as of December 31, 2014 and our public offering price of $9.85 per share as of such date, the annualized distribution rate to stockholders as of December 31, 2014 was 7.11%. The annualized distribution rate to stockholders is expressed as a percentage equal to the projected annualized distribution amount per share divided by our public offering price per share as of December 31, 2014. Our annualized distribution rate to stockholders may include income, realized capital gains and a return of investors’ capital.

Our estimated gross portfolio yield may be higher than a stockholder’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield does not reflect operating expenses that may be incurred by us. In addition, our estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield, total return and annualized distribution rate to stockholders do not represent actual investment returns to stockholders, are subject to change and, in the future, may be greater or less than the rates set forth above. See the section entitled “Item 1A. Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2014 and our other periodic reports filed with the SEC. for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnote 5 to the table included in Note 10 to our unaudited consolidated financial statements included herein for information regarding the calculation of our total return.

Total Portfolio Activity

The following tables present certain selected information regarding our portfolio investment activity for the three and six months ended June 30, 2015:

Net Investment Activity	For the Three Months Ended June 30, 2015	For the Six Months Ended June 30, 2015
Purchases	$648,959	$994,312
Sales and Redemptions	(141,711)	(156,197)

Net Portfolio Activity	$507,248	$838,115

	For the Three Months Ended June 30, 2015		For the Six Months Ended June 30, 2015
New Investment Activity by Asset Class	Purchases	Percentage	Purchases	Percentage
Senior Secured Loans—First Lien	$372,923	58%	$548,885	55%
Senior Secured Loans—Second Lien	51,456	8%	130,969	13%
Senior Secured Bonds	38,624	6%	77,440	8%
Subordinated Debt	183,753	28%	234,597	24%
Collateralized Securities	—	—	—	—
Equity/Other	2,203	0%	2,421	0%

Total	$648,959	100%	$994,312	100%

The following table summarizes the composition of our investment portfolio at cost and fair value as of June 30, 2015 and December 31, 2014:

	June 30, 2015 (Unaudited)			December 31, 2014
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$767,665	$770,114	50%	$279,285	$278,277	40%
Senior Secured Loans—Second Lien	298,598	296,983	19%	173,357	170,515	25%
Senior Secured Bonds	107,953	105,884	7%	43,253	43,089	6%
Subordinated Debt	355,752	342,037	22%	197,259	180,178	26%
Collateralized Securities	8,907	8,848	1%	8,907	8,907	1%
Equity/Other	19,049	14,635	1%	16,628	14,839	2%

Total	$1,557,924	$1,538,501	100%	$718,689	$695,805	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table summarizes the composition of our investment portfolio at cost and fair value as of June 30, 2015 and December 31, 2014 to include, on a look-through basis, the investments underlying the TRS, as disclosed in Note 8 to our unaudited consolidated financial statements included herein. The investments underlying the TRS had a notional amount and market value of $371,826 and $368,882, respectively, as of June 30, 2015 and $292,409 and $285,847, respectively, as of December 31, 2014.

	June 30, 2015 (Unaudited)			December 31, 2014
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$1,085,950	$1,086,118	57%	$544,214	$537,045	55%
Senior Secured Loans—Second Lien	352,139	349,861	18%	200,837	197,594	20%
Senior Secured Bonds	107,953	105,884	6%	43,253	43,089	4%
Subordinated Debt	355,752	342,037	18%	197,259	180,178	18%
Collateralized Securities	8,907	8,848	0%	8,907	8,907	1%
Equity/Other	19,049	14,635	1%	16,628	14,839	2%

Total	$1,929,750	$1,907,383	100%	$1,011,098	$981,652	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table presents certain selected information regarding the composition of our investment portfolio as of June 30, 2015 and December 31, 2014:

	June 30, 2015	December 31, 2014
Number of Portfolio Companies	119	83
% Variable Rate (based on fair value)	68.6%	63.8%
% Fixed Rate (based on fair value)	30.5%	34.1%
% Income Producing Equity/Other Investments (based on fair value)	—	—
% Non-Income Producing Equity/Other Investments (based on fair value)	0.9%	2.1%
Average Annual EBITDA of Portfolio Companies	$261,300	$231,400
Weighted Average Purchase Price of Investments (as a % of par or stated value)	95.4%	95.2%
% of Investments on Non-Accrual (based on fair value)	0.1%	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	10.0%	10.1%
Gross Portfolio Yield Prior to Leverage (based on amortized cost)—Excluding Non-Income Producing Assets	10.3%	10.4%

Direct Originations

The following tables present certain selected information regarding our direct originations for the three and six months ended June 30, 2015:

New Direct Originations	For the Three Months Ended June 30, 2015	For the Six Months Ended June 30, 2015
Total Commitments (including unfunded commitments)	$395,095	$511,354
Exited Investments (including partial paydowns)	(44,702)	(44,934)

Net Direct Originations	$350,393	$466,420

	For the Three Months Ended June 30, 2015		For the Six Months Ended June 30, 2015
New Direct Originations by Asset Class (including unfunded commitments)	Commitment Amount	Percentage	Commitment Amount	Percentage
Senior Secured Loans—First Lien	$355,164	90%	$438,173	86%
Senior Secured Loans—Second Lien	32,724	8%	65,724	13%
Senior Secured Bonds	—	—	—	—
Subordinated Debt	5,045	1%	5,123	1%
Collateralized Securities	—	—	—	—
Equity/Other	2,162	1%	2,334	0%

Total	$395,095	100%	$511,354	100%

	For the Three Months Ended June 30, 2015	For the Six Months Ended June 30, 2015
Average New Direct Origination Commitment Amount	$28,221	$26,913
Weighted Average Maturity for New Direct Originations	12/12/20	10/13/20
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period	9.4%	9.8%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period—Excluding Non-Income Producing Assets	9.5%	9.8%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Direct Originations Exited during Period	9.5%	9.5%

The following table presents certain selected information regarding our direct originations as of June 30, 2015 and December 31, 2014:

Characteristics of All Direct Originations Held in Portfolio	June 30, 2015	December 31, 2014
Number of Portfolio Companies	33	21
Average Annual EBITDA of Portfolio Companies	$65,900	$61,300
Average Leverage Through Tranche of Portfolio Companies—Excluding Equity/Other and Collateralized Securities	4.5x	4.7x
% of Investments on Non-Accrual (based on fair value)	—	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations	9.6%	9.7%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations—Excluding Non-Income Producing Assets	9.9%	10.3%

Portfolio Composition by Strategy and Industry

The table below summarizes the composition of our investment portfolio by strategy and enumerates the percentage, by fair value, of the total portfolio assets in such strategies as of June 30, 2015 and December 31, 2014:

	June 30, 2015		December 31, 2014
Portfolio Composition by Strategy	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Direct Originations	$671,914	44%	$279,244	40%
Opportunistic	576,505	37%	258,261	37%
Broadly Syndicated/Other	290,082	19%	158,300	23%

Total	$1,538,501	100%	$695,805	100%

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2015 and December 31, 2014:

	June 30, 2015 (Unaudited)		December 31, 2014
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$37,991	3%	$27,208	4%
Capital Goods	137,876	9%	35,615	5%
Commercial & Professional Services	109,317	7%	76,536	11%
Consumer Durables & Apparel	42,918	3%	30,628	4%
Consumer Services	207,124	14%	100,066	14%
Diversified Financials	57,568	4%	59,606	9%
Energy	284,317	19%	115,159	16%
Food, Beverage & Tobacco	4,680	0%	—	—
Food & Staples Retailing	5,962	0%	2,352	0%
Health Care Equipment & Services	17,112	1%	4,831	1%
Household & Personal Products	3,768	0%	9,246	1%
Insurance	3,542	0%	4,048	1%
Materials	139,517	9%	54,034	8%
Media	71,659	5%	25,575	4%
Real Estate	19,912	1%	—	—
Retailing	19,900	1%	—	—
Software & Services	245,103	16%	86,454	12%
Technology Hardware & Equipment	94,099	6%	38,877	6%
Telecommunication Services	6,978	0%	5,050	1%
Transportation	29,158	2%	20,520	3%

Total	$1,538,501	100%	$695,805	100%

As of June 30, 2015, we did not “control” and were not an “affiliated person” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities or we had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if we owned 5% or more of its voting securities.

Our investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, pursuant to which we may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of June 30, 2015, we had seventeen unfunded debt investments with aggregate unfunded commitments of $143,786 and one unfunded commitment to purchase up to $700 in shares of preferred stock of Altus Power America Holdings, LLC. As of December 31, 2014, we had seven unfunded debt investments with aggregate unfunded commitments of $47,792. We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise. For additional details regarding our unfunded debt investments, see our unaudited consolidated schedule of investments as of June 30, 2015 and our audited consolidated schedule of investments as of December 31, 2014.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, FSIC III Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FSIC III Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of June 30, 2015 and December 31, 2014:

	June 30, 2015		December 31, 2014
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$—	—	$—	—
2	1,400,019	91%	617,838	89%
3	134,961	9%	71,719	10%
4	2,740	0%	6,248	1%
5	781	0%	—	—

Total	$1,538,501	100%	$695,805	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Results of Operations

Comparison of the Three Months Ended June 30, 2015 and the Period from April 2, 2014 (Commencement of Operations) through June 30, 2014

We commenced investment operations on April 2, 2014, when we raised in excess of $2,500 from persons who were not affiliated with us or FSIC III Advisor. Prior to satisfying the minimum offering requirement, we had no operations except for matters relating to our organization. As a result, comparisons of the three months ended June 30, 2015 to the period from April 2, 2014 through June 30, 2014 have been included, but no comparison of the six months ended June 30, 2015 to the six months ended June 30, 2014 have been included. During the six months ended June 30, 2014, we incurred organization costs of $64 and offering costs of $1,929, which were paid on our behalf by Franklin Square Holdings and recorded as a contribution to capital.

Revenues

We generated investment income of $39,296 and $1,006 for the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, respectively, in the form of interest and fees earned on senior secured loans (first and second lien), senior secured bonds, subordinated debt and collateralized securities in our portfolio. Such revenues represent $36,827 and $1,003 of cash income earned as well as $2,469 and $3 in non-cash portions relating to accretion of discount and PIK interest, for the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

During the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, we generated $31,906 and $573, respectively, of interest income, which represented 81.2% and 57.0%, respectively, of total investment income. The increase in interest income was due primarily to the growth of our investment portfolio during the twelve month period ended June 30, 2015. The level of interest income we receive is generally related to the balance of income-producing investments, multiplied by the weighted average yield of our investments. We expect the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases and the proportion of directly originated investments in our investment portfolio increases.

During the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, we generated $7,390 and $433, respectively, of fee income, which represented 18.8% and 43.0%, respectively, of total investment income. The increase in fee income for the three months ended June 30, 2015 was due primarily to an increase in the number of directly originated investments for which we received fee income. Such fee income is transaction based, and typically consists of prepayment fees, structuring fees, amendment and consent fees and other non-recurring fees. As such, future fee income is generally dependent on new direct origination investments and the occurrence of prepayments and other events at existing portfolio companies resulting in such fees.

Expenses

Our operating expenses were $15,053 and $1,284 for the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, respectively. Our operating expenses include base management fees attributed to FSIC III Advisor of $8,669 and $491 for the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, respectively. Our operating expenses also include administrative services expenses attributed to FSIC III Advisor of $719 and $80 for the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, respectively.

FSIC III Advisor is eligible to receive incentive fees based on our performance. During the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, we accrued a subordinated incentive fee on income of $1,954 and $0, respectively. During the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, we accrued capital gains incentive fees of $0 and $282, respectively, based on the performance of our portfolio, all of which was based on unrealized gains. No such fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee” for additional information about how the incentive fees are calculated.

We recorded interest expense of $2,354 and $0, for the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, respectively, in connection with our financing arrangements. For the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, fees and expenses incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $177 and $10, respectively, and fees and expenses incurred with our stock transfer agent totaled $363 and $105, respectively. Fees for our board of directors were $206 and $75 for the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, respectively.

Our other general and administrative expenses totaled $611 and $241, respectively, for the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014 and consisted of the following:

	Three Months Ended June 30, 2015	Period from April 2, 2014 through June 30, 2014
Expenses associated with our independent audit and related fees	$113	$40
Compensation of our chief compliance officer(1)	—	13
Legal fees	117	67
Printing fees	165	50
Other	216	71

Total	$611	$241

(1)	On April 1, 2015, James F. Volk was appointed as our chief compliance officer. Prior to that date, we had contracted with Vigilant Compliance, LLC to provide the services of Salvatore Faia as our chief compliance officer. Mr. Volk is employed by Franklin Square Holdings and does not receive any direct compensation from us in this capacity.

We generally expect our general and administrative expenses to decrease as a percentage of our average net assets because of the anticipated growth in the size of our asset base.

During the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, the ratio of our operating expenses to our average net assets was 1.12% and 1.96%, respectively. During the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, the ratio of our total operating expenses to our average net assets, which includes $1,328 and $0, respectively, of expense recoupments payable to Franklin Square Holdings and $0 and $1,111, respectively, of expense reimbursements from Franklin Square Holdings, was 1.22% and 0.26%, respectively. During the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, the ratio of our operating expenses to average net assets included $2,354 and $0, respectively, related to interest expense and $1,954 and $282, respectively, related to accruals for incentive fees. Without such expenses, our ratio of operating expenses to average net assets would have been 0.80% and 1.53% for the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under our financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Expense Reimbursement

Under the expense reimbursement agreement, amounts reimbursed to us by Franklin Square Holdings may become subject to repayment by us in the future. During the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, we paid $322 and $0, respectively, in expense recoupments to Franklin Square Holdings. During the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, we accrued $1,328 and $0, respectively, for expense recoupments payable to Franklin Square Holdings and $0 and $1,111, respectively, of reimbursements from Franklin Square Holdings. As of June 30, 2015, $1,819 of reimbursements may become subject to repayment by us to Franklin Square Holdings in the future. See “—Overview—Expense Reimbursement” for a discussion of the expense reimbursement agreement.

Net Investment Income

Our net investment income totaled $22,915 ($0.15 per share) and $833 ($0.10 per share) for the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, respectively.

Net Realized Gains or Losses

We sold investments and received principal repayments of $103,715 and $37,996, respectively, during the three months ended June 30, 2015, from which we realized a net loss of $3,479. During the three months ended

June 30, 2015, we earned $5,408 from periodic net settlement payments on our TRS, which are reflected as realized gains. We sold investments and received principal repayments of $2,025 and $144, respectively, during the period from April 2, 2014 through June 30, 2014, from which we realized a net gain of $34.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Total Return Swap

For the three months ended June 30, 2015, the net change in unrealized appreciation (depreciation) on investments totaled $1,966. The net change in unrealized appreciation (depreciation) on our TRS was $(2,544) for the three months ended June 30, 2015. The net change in unrealized appreciation (depreciation) on our investments during the three months ended June 30, 2015 was primarily driven by increased valuations of our senior secured loans. The net change in unrealized appreciation (depreciation) on our TRS during the three months ended June 30, 2015 was primarily driven by the reversal of unrealized gains resulting from the sale of certain secured debt positions underlying the TRS. For the period from April 2, 2014 through June 30, 2014, the net change in unrealized appreciation (depreciation) on investments totaled $1,377. The net change in unrealized appreciation (depreciation) on our investments during the period from April 2, 2014 through June 30, 2014 was primarily driven by performance of certain of our senior secured loans.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the three months ended June 30, 2015 and the period from April 2, 2014 through June 30, 2014, the net increase in net assets resulting from operations was $24,266 ($0.16 per share) and $2,244 ($0.28 per share), respectively.

Results of Operations for the Six Months Ended June 30, 2015

Revenues

We generated investment income of $63,511 for the six months ended June 30, 2015 in the form of interest and fees earned on senior secured loans (first and second lien), senior secured bonds, subordinated debt and collateralized securities in our portfolio. Such revenues represent $59,482 of cash income earned as well as $4,029 in non-cash portions relating to accretion of discount and PIK interest for the six months ended June 30, 2015. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

During the six months ended June 30, 2015, we generated $53,294 of interest income, which represented 83.9% of total investment income. The level of interest income we receive is generally related to the balance of income-producing investments multiplied by the weighted average yield of our investments. We expect the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases and the proportion of directly originated investments in our investment portfolio increases.

During the six months ended June 30, 2015, we generated $10,217 of fee income, which represented 16.1% of total investment income. Such fee income is transaction based, and typically consists of prepayment fees, structuring fees, amendment and consent fees and other non-recurring fees. As such, future fee income is generally dependent on new direct origination investments and the occurrence of prepayments and other events at existing portfolio companies resulting in such fees.

Expenses

Our operating expenses for the six months ended June 30, 2015 were $23,345. Our operating expenses include base management fees attributed to FSIC III Advisor of $14,745 for the six months ended June 30, 2015. Our operating expenses also include administrative services expenses attributed to FSIC III Advisor of $989 for the six months ended June 30, 2015.

FSIC III Advisor is eligible to receive incentive fees based on our performance. During the six months ended June 30, 2015, we did not accrue any capital gains incentive fees and accrued a subordinated incentive fee on income of $1,954.

We recorded interest expense of $3,388 for the six months ended June 30, 2015 in connection with our financing arrangements. For the six months ended June 30, 2015, fees and expenses incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $289 and fees and expenses incurred with our stock transfer agent totaled $667. Fees for our board of directors were $396 for the six months ended June 30, 2015.

Our other general and administrative expenses totaled $917 for the six months ended June 30, 2015 and consisted of the following:

Six Months Ended June 30, 2015
Expenses associated with our independent audit and related fees	$181
Compensation of our chief compliance officer(1)	13
Legal fees	134
Printing fees	215
Other	374

Total	$917

(1)	On April 1, 2015, James F. Volk was appointed as our chief compliance officer. Prior to that date, we had contracted with Vigilant Compliance, LLC to provide the services of Salvatore Faia as our chief compliance officer. Mr. Volk is employed by Franklin Square Holdings and does not receive any direct compensation from us in this capacity.

We generally expect our general and administrative expenses to decrease as a percentage of our average net assets because of the anticipated growth in the size of our asset base.

During the six months ended June 30, 2015, the ratio of our operating expenses to our average net assets was 2.00%. During the six months ended June 30, 2015, the ratio of our total operating expenses to our average net assets, which includes $1,650 of expense recoupments payable to Franklin Square Holdings, was 2.15%. During the six months ended June 30, 2015, the ratio of our operating expenses to average net assets included $3,388 related to interest expense and $1,954 related to accruals for incentive fees. Without such expenses, our ratio of operating expenses to average net assets would have been 1.55% for the six months ended June 30, 2015. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under our financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Expense Reimbursement

Under the expense reimbursement agreement, amounts reimbursed to us by Franklin Square Holdings may become subject to repayment by us in the future. During the six months ended June 30, 2015, we paid $322 in expense recoupments to Franklin Square Holdings. During the six months ended June 30, 2015, we accrued $1,650 for expense recoupments payable to Franklin Square Holdings. As of June 30, 2015, $1,819 of reimbursements may become subject to repayment by us to Franklin Square Holdings in the future. See “—Overview—Expense Reimbursement” for a discussion of the expense reimbursement agreement.

Net Investment Income

Our net investment income totaled $38,516 ($0.29 per share) for the six months ended June 30, 2015.

Net Realized Gains or Losses

We sold investments and received principal repayments of $116,999 and $39,198, respectively, during the six months ended June 30, 2015, from which we realized a net loss of $2,945. During the six months ended June 30, 2015, we earned $8,567 from periodic net settlement payments on our TRS, which are reflected as realized gains.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Total Return Swap

For the six months ended June 30, 2015, the net change in unrealized appreciation (depreciation) on investments totaled $3,461. The net change in unrealized appreciation (depreciation) on our TRS was $4,434 for the six months ended June 30, 2015. The net change in unrealized appreciation (depreciation) on our investments and TRS during the six months ended June 30, 2015 was primarily driven by increased valuations of our senior secured loans and subordinated debt positions.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the six months ended June 30, 2015, the net increase in net assets resulting from operations was $52,033 ($0.39 per share).

Financial Condition, Liquidity and Capital Resources

Overview

As of June 30, 2015, we had $264,939 in cash, which we held in a custodial account, and $105,000 in cash held as collateral by Citibank under the terms of the TRS. In addition, as of June 30, 2015, we had $28,174 in capacity available under the TRS and $320,860 in borrowings available under our other financing arrangements. As of June 30, 2015, we had seventeen debt investments with aggregate unfunded commitments of $143,786 and one equity/other investment with an unfunded commitment of $700. We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

We currently generate cash primarily from the net proceeds of our continuous public offering and the issuance of shares under our distribution reinvestment plan and from cash flows from fees, interest earned from our investments, as well as principal repayments and proceeds from sales of our investments. To seek to enhance our returns, we also employ leverage as market conditions permit and at the discretion of FSIC III Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “—Financing Arrangements.”

Prior to investing in securities of portfolio companies, we invest the cash received from the net proceeds from our continuous public offering, from the issuance of shares of common stock under our distribution reinvestment plan, from fees, interest earned from our investments and principal repayments and proceeds from sales of our investments, primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

Continuous Public Offering, Private Placement and Distribution Reinvestment Plan

We are engaged in a continuous public offering of our common stock. We accept subscriptions on a continuous basis and issue shares at weekly closings at prices that, after deducting selling commissions and dealer manager fees, must be above our net asset value per share. During the six months ended June 30, 2015, we issued 71,301,529 shares of common stock for gross proceeds of $699,911 at an average price per share of $9.82. The gross proceeds received during the six months ended June 30, 2015 include reinvested stockholder distributions of $18,562 for which we issued 2,076,116 shares of common stock. During the six months ended June 30, 2015, we also incurred offering costs of $2,400 in connection with the sale of our common stock, which consisted primarily of marketing expenses and legal, due diligence and printing fees. The offering costs were offset against capital in excess of par value on our unaudited consolidated financial statements. The selling commissions and dealer manager fees related to the sale of our common stock were $62,744 for the six months ended June 30, 2015. These selling commissions and fees include $11,737 retained by the dealer manager, FS2, which is one of our affiliates.

Since commencing our continuous public offering and through July 28, 2015, we have issued 179,227,237 shares of common stock for gross proceeds of $1,768,540. As of July 28, 2015, we had raised total gross proceeds of $1,780,527, including $200 of seed capital contributed by the principals of FSIC III Advisor in October 2013 and $11,787 in proceeds raised in a private placement completed in April 2014 from the principals of FSIC III Advisor, certain members of our board of directors and other individuals and entities affiliated with FSIC III Advisor and GDFM.

Share Repurchase Program

To provide our stockholders with limited liquidity, we intend to continue to conduct quarterly tender offers pursuant to our share repurchase program. The first such tender offer commenced in August 2014, and the repurchase occurred in connection with our October 1, 2014 weekly closing.

The following table provides information concerning our repurchases of shares of common stock pursuant to our share repurchase program during the six months ended June 30, 2015:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2015
December 31, 2014	January 7, 2015	16,692	100%	$8.87	$148
March 31, 2015	April 1, 2015	60,626	100%	$8.96	$543

On July 8, 2015, we repurchased 316,818 shares of common stock (representing 100% of the shares of common stock tendered for repurchase) at $8.96 per share for aggregate consideration totaling $2,837.

For additional information regarding our share repurchase program, see Note 3 to our unaudited consolidated financial statements included herein.

Financing Arrangements

We borrow funds to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. We do not currently anticipate issuing any preferred stock.

The following table presents summary information with respect to our outstanding financing arrangements as of June 30, 2015:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
Citibank Total Return Swap	Total Return Swap	L+1.50%(1)	$371,826	$28,174	N/A(2)
BNP Facility	Prime Brokerage Facility	L+1.10%	$87,100	$112,900	March 26, 2016(3)
Deutsche Bank Credit Facility	Revolving Credit Facility	L+2.25%	$160,600	$39,400	December 2, 2018
JPM Credit Facility	Revolving Credit Facility	L+2.50%	$131,440	$168,560	May 8, 2019
Goldman Facility	Repurchase	L+2.50%	$—	N/A(4)	July 15, 2019

(1)	On June 26, 2015, Center City Funding entered into an amendment to the TRS to, among other things, increase the swap spread over the one-month LIBOR Center City Funding pays to Citibank on the utilized notional amount under the TRS from 1.32% per annum to 1.50% per annum.

(2)	The TRS may be terminated by Center City Funding at any time. On June 26, 2015, Center City Funding entered into an amendment to the TRS to, among other things, extend the date that Citibank may terminate the TRS from any time on or after June 26, 2015 to any time on or after June 26, 2016. Any such termination may be in whole or in part, upon prior written notice to the other party.

(3)	This facility generally is terminable upon 270 days’ notice by either party. As of June 30, 2015, neither party to the facility had provided notice of its intent to terminate the facility.

(4)	On June 18, 2015, we entered into a debt financing arrangement with Goldman pursuant to which up to $300,000 is available to us effective July 15, 2015.

Our average borrowings and weighted average interest rate, including the effect of non-usage fees, for the six months ended June 30, 2015 were $231,927 and 2.55%, respectively. As of June 30, 2015, our weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 2.68%.

For additional information regarding our outstanding financing arrangements as of June 30, 2015, see Note 8 to our unaudited consolidated financial statements included herein.

Subsequent Events

On August 13, 2015, Chestnut Hill Funding, one of our wholly-owned, special purpose financing subsidiaries, entered into a revolving credit facility with Capital One, which provides for borrowings in an aggregate principal amount up to $150,000 on a committed basis.

For additional information regarding the Capital One facility, see Note 12 to our unaudited consolidated financial statements included herein.

RIC Status and Distributions

We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute as dividends to our stockholders. In order to qualify for and maintain RIC tax treatment, we must, among other things, distribute to our stockholders each tax year dividends of an amount at least equal to 90% of our “investment company taxable income,” determined without regard to any deduction for distributions paid. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of the tax year or the due date of the tax return, including extensions, distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to our stockholders to qualify for and maintain our RIC status each tax year. We are also generally subject to nondeductible U.S. federal excise taxes on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income, which is the excess of capital gains over capital losses, for the one-year period ending October 31 of that calendar year (adjusted for certain ordinary losses) and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. Any distribution declared by us during October, November or December of any calendar year, will be treated as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. We can offer no assurance that we will achieve results that will permit us to pay any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our first distribution was declared for stockholders of record as of April 8, 2014. Subject to applicable legal restrictions and the sole discretion of our board of directors, we currently intend to authorize and declare regular cash distributions on a weekly or monthly basis and pay such distributions on a monthly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of our common stock. As a result, it is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to FSIC III Advisor. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders. No portion of the distributions paid during the six months ended June 30, 2015 and 2014 represented a return of capital.

We intend to continue to make our regular distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their cash distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

The following table reflects the cash distributions per share that we declared and paid on our common stock during the six months ended June 30, 2015 and 2014:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2014
June 30, 2014	$0.1615	$1,145
Fiscal 2015
March 31, 2015	$0.1750	$19,692
June 30, 2015	$0.1750	$26,570

On May 13, 2015 and August 4, 2015, our board of directors declared regular weekly cash distributions for July 2015 through September 2015 and October 2015 through December 2015, respectively, each in the amount of $0.013461 per share. These distributions have been or will be paid monthly to stockholders of record as of weekly record dates previously determined by our board of directors.

We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a cash distribution, our stockholders will receive the distribution in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan.

On January 5, 2015, we amended and restated our distribution reinvestment plan, which became effective as of, and first applied to the reinvestment of cash distributions paid on or after, January 28, 2015. Under the original plan, cash distributions to participating stockholders were reinvested in additional shares of our common stock at a purchase price equal to 95% of the public offering price per share in effect as of the date of issuance. Under the amended plan, cash distributions to participating stockholders are reinvested in additional shares of our common stock at a purchase price equal to 90% of the public offering price per share in effect as of the date of issuance. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of our shares of common stock.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings. We have not established limits on the amount of funds we may use from available sources to make distributions.

Pursuant to the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. For a period of time following commencement of our continuous public offering, which time period may be significant, substantial portions of our distributions have been and may continue to be funded through the reimbursement of certain expenses by Franklin Square Holdings and its affiliates, including through the waiver of certain investment advisory fees by FSIC III Advisor, that are subject to repayment by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or Franklin Square Holdings continues to make such reimbursements or waivers of such fees. Our future repayments of amounts reimbursed or waived by Franklin Square Holdings or its affiliates will reduce the distributions that stockholders would otherwise receive in the future. Franklin Square Holdings and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. No portion of the distributions paid during the six months ended June 30, 2015 was funded through the reimbursement of operating expenses by Franklin Square Holdings. During the six months ended June 30, 2014, $1,111 of the distributions paid was funded through the reimbursement of operating expenses by Franklin Square Holdings.

The following table reflects the sources of the cash distributions on a tax basis that we have paid on our common stock during the six months ended June 30, 2015 and 2014:

	Six Months Ended June 30,
	2015		2014
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income (prior to expense reimbursement)(1)	46,225	100%	—	—
Short-term capital gains proceeds from the sale of assets	37	0%	34	3%
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—
Expense reimbursement from sponsor	—	—	1,111	97%

Total	$46,262	100%	$1,145	100%

(1)	During the six months ended June 30, 2015 and 2014, 93.7% and 99.7%, respectively, of our gross investment income was attributable to cash income earned, 5.6% and 0.3%, respectively, was attributable to non-cash accretion of discount and 0.7% and 0.0%, respectively, was attributable to PIK interest.

Our net investment income on a tax basis for the six months ended June 30, 2015 and 2014 was $46,225 and $1,111, respectively. As of June 30, 2015 and December 31, 2014, we had distributed all of our net investment income and realized gains on a tax basis.

See Note 5 to our unaudited consolidated financial statements included herein for additional information regarding our distributions, including a reconciliation of our GAAP-basis net investment income to our tax-basis net investment income for the six months ended June 30, 2015 and 2014.

Critical Accounting Policies

Our financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

We determine the net asset value of our investment portfolio each quarter. Securities that are publicly traded are valued at the reported closing price on the valuation date. Securities that are not publicly traded are valued at fair value as determined in good faith by our board of directors. In connection with that determination, FSIC III Advisor provides our board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•

our quarterly fair valuation process begins with FSIC III Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

•	FSIC III Advisor’s management team then provides the valuation committee with the preliminary valuations for each portfolio company or investment;

•	preliminary valuations are then discussed with the valuation committee;

•

the valuation committee reviews the preliminary valuations and FSIC III Advisor’s management team, together with our independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that our board of directors approve our fair valuations; and

•

our board of directors discusses the valuations and determines the fair value of each such investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FSIC III Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. In making its determination of fair value, our board of directors may use any approved independent third-party pricing or valuation services. However, our board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from FSIC III Advisor or any approved independent third-party valuation or pricing service that our board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that FSIC III Advisor’s management team, any approved independent third-party valuation services and our board of directors may consider when determining the fair value of our investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

FSIC III Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. FSIC III Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as our board of directors, in consultation with FSIC III Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our board of directors has delegated day-to-day responsibility for implementing our valuation policy to FSIC III Advisor’s management team, and has authorized FSIC III Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by our board of directors. The valuation committee is responsible for overseeing FSIC III Advisor’s implementation of the valuation process.

Our investments as of June 30, 2015 consisted primarily of debt investments that were traded on a private over-the-counter market for institutional investors. Twenty-nine senior secured loan investments and three subordinated debt investments, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. All of our equity/other investments were also valued by the same independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Two senior secured loan investments, which were newly issued and purchased near June 30, 2015, were valued at cost as our board of directors determined that the cost of each such investment was the best indication of its fair value. Except as described above, we valued our other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

Our investments as of December 31, 2014 consisted primarily of debt investments that were traded on a private over-the-counter market for institutional investors. Twelve senior secured loan investments and two subordinated debt investments, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described below, all of our equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Three senior secured loan investments, one collateralized security and one equity/other investment, each of which were newly issued and purchased near December 31, 2014, were valued at cost as our board of directors determined that the cost of each such investment was the best indication of its fair value. Except as described above, we valued our other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service.

We value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to us for review and testing. Our valuation committee and board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis as part of their quarterly determination of net asset value. To the extent our valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. See Note 8 to our unaudited consolidated financial statements included herein for additional information on the TRS.

We periodically benchmark the bid and ask prices we receive from the third-party pricing services and/or dealers, as applicable, against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where our board of directors otherwise determines that the use of such other methods is appropriate. We periodically benchmark the valuations provided by the independent valuation firms against the actual prices at which we purchase and sell our investments. The valuation committee and our board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation policy.

Revenue Recognition

Security transactions are accounted for on the trade date. We record interest income on an accrual basis to the extent that we expect to collect such amounts. We record dividend income on the ex-dividend date. We do not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized and we amortize such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. We record prepayment premiums on loans and securities as fee income when we receive such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments are calculated by using the specific identification method. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Capital Gains Incentive Fee

Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory and administrative services agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an AICPA Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FSIC III Advisor if our entire portfolio was liquidated at its fair value as of the balance sheet date even though FSIC III Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Based on an interpretation of the applicable language in the Advisers Act by the staff of the Division of Investment Management of the SEC, we “look through” our TRS in calculating the capital gains incentive fee. Under this “look through” methodology, the portion of the net settlement payments received by us pursuant to the TRS which would have represented net investment income to us had we held the loans underlying the TRS directly is treated as net investment income subject to the subordinated incentive fee on income payable to FSIC III Advisor pursuant to the investment advisory and administrative services agreement, rather than as realized capital gains in accordance with GAAP, and any unrealized depreciation on individual loans underlying the TRS further reduces the capital gains incentive fee payable to FSIC III Advisor with respect to realized gains. See Note 8 to our unaudited consolidated financial statements included herein for a discussion of the TRS.

Subordinated Income Incentive Fee

Pursuant to the investment advisory and administrative services agreement, FSIC III Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income, which is calculated and payable quarterly in arrears, equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of our common stock (including proceeds from our distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to our share repurchase program. As a result, FSIC III Advisor will not earn this part of the incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC III Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of adjusted capital. Thereafter, FSIC III Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Organization Costs

Organization costs include, among other things, the cost of incorporating, including the cost of legal services and other fees pertaining to our organization. These costs are expensed as incurred. See also Note 4 to our unaudited consolidated financial statements included herein and “—Related Party Transactions—Compensation of the Investment Adviser and Dealer Manager.”

Offering Costs

Offering costs primarily include, among other things, marketing expenses and printing, legal and due diligence fees and other costs pertaining to our continuous public offering of shares of our common stock. We have charged offering costs against capital in excess of par value on the consolidated balance sheet. See also Note 4 to our unaudited consolidated financial statements included herein and “—Related Party Transactions—Compensation of the Investment Adviser and Dealer Manager.”

Uncertainty in Income Taxes

We evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in our consolidated financial statements.

Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in our consolidated statements of operations. During the six months ended June 30, 2015 and 2014, we did not incur any interest or penalties.

Contractual Obligations

We have entered into an agreement with FSIC III Advisor to provide us with investment advisory and administrative services. Payments for investment advisory services under the investment advisory and administrative services agreement are equal to (a) an annual base management fee based on the average weekly value of our gross assets and (b) an incentive fee based on our performance. FSIC III Advisor, and, to the extent it provides such services, GDFM, are reimbursed for administrative expenses and/or organization and offering costs incurred on our behalf, as applicable. See Note 4 to our unaudited consolidated financial statements included herein and “—Related Party Transactions—Compensation of the Investment Adviser and Dealer Manager” for a discussion of this agreement and for the amount of fees and expenses accrued under this agreement during the six months ended June 30, 2015 and 2014.

A summary of our significant contractual payment obligations related to the repayment of our outstanding indebtedness at June 30, 2015 is as follows:

	Payments Due By Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
BNP Facility(1)	$87,100	$87,100	—	—	—
Deutsche Bank Credit Facility(2)	$160,600	—	—	$160,600	—
JPM Credit Facility(3)	$131,440	—	—	$131,440	—
Goldman Facility(4)	—	—	—	—	—

(1)	At June 30, 2015, $112,900 remained unused under the BNP facility. The BNP facility generally is terminable upon 270 days’ notice by either party. As of June 30, 2015, neither Burholme Funding nor BNP had provided notice of its intent to terminate the facility.
(2)	At June 30, 2015, $39,400 remained unused under the Deutsche Bank credit facility. Amounts outstanding under the Deutsche Bank credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on December 2, 2018.
(3)	At June 30, 2015, $168,560 remained unused under the JPM credit facility. Amounts outstanding under the JPM credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 8, 2019.
(4)	On June 18, 2015, we entered into a debt financing arrangement with Goldman pursuant to which up to $300,000 is available to us effective July 15, 2015.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

In April 2015, the FASB issued Accounting Standards Update No. 2015-03, Interest-Imputation of Interest, to simplify the presentation of debt issuance costs in the financial statements. Under existing guidance, debt issuance costs are recognized as a deferred charge and presented as an asset on the balance sheet. The amendments to the guidance require that debt issuance costs related to a recognized liability for indebtedness be presented in the balance sheet as a direct deduction from the carrying amount of that liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs is not affected by the amendments to the guidance. The amendments to the FASB codification to the guidance are to be applied retrospectively with applicable disclosures for a change in accounting principle upon transition. For public entities, the amendments are effective for interim and annual periods beginning after December 15, 2015. Early application by public entities is permitted. We are currently assessing the impact of this guidance on our consolidated financial statements.

Related Party Transactions

Compensation of the Investment Adviser and Dealer Manager

Pursuant to the investment advisory and administrative services agreement, FSIC III Advisor is entitled to an annual base management fee based on the average weekly value of our gross assets and an incentive fee based on our performance. We also reimburse FSIC III Advisor and GDFM for expenses necessary to perform services related to our administration and operations, including FSIC III Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to us on behalf of FSIC III Advisor.

Pursuant to the investment advisory and administrative services agreement, we also reimburse FSIC III Advisor and its affiliates for expenses necessary to perform services related to our organization and continuous public offering. In addition, the dealer manager for our continuous public offering is FS2, which is one of our affiliates. Under the dealer manager agreement, FS2 is entitled to receive selling commissions and dealer manager fees in connection with the sale of shares of our common stock in our continuous public offering, all or a portion of which may be re-allowed to selected broker-dealers.

The following table describes the fees and expenses we accrued under the investment advisory and administrative services agreement and the dealer manager fees FS2 received under the dealer manager agreement during the three and six months ended June 30, 2015 and 2014:

			Three Months Ended June 30,		Six Months Ended June 30,
Related Party	Source Agreement	Description	2015	2014	2015	2014
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$8,669	$491	$14,745	$491
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fee(2)	$—	$282	$—	$282
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(3)	$1,954	$—	$1,954	$—
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(4)	$719	$80	$989	$80
FSIC III Advisor	Investment Advisory and Administrative Services Agreement	Offering Costs(5)	$801	$314	$1,398	$1,212
FS2	Dealer Manager Agreement	Dealer Manager Fee(6)	$6,213	$3,248	$11,737	$3,248

(1)	During the six months ended June 30, 2015, $598 in expense reimbursements were applied to offset the liability of Franklin Square Holdings under the expense reimbursement agreement (see “Overview—Expense Reimbursement”) and $9,242 in net base management fees were paid to FSIC III Advisor. During the six months ended June 30, 2014, there were no base management fees paid to FSIC III Advisor. As of June 30, 2015, $8,669 in base management fees were payable to FSIC III Advisor.

(2)	During the six months ended June 30, 2015 and 2014, we accrued capital gains incentive fees of $0 and $282, respectively, based on the performance of our portfolio, all of which was based on unrealized gains. No such fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. We did not pay any capital gains incentive fees to FSIC III Advisor during the six months ended June 30, 2015 and 2014. As of June 30, 2015, we did not have any accrued capital gains incentive fees based on the performance of our portfolio. See Note 2 for a discussion of the methodology employed by us in calculating the capital gains incentive fees.

(3)	During the six months ended June 30, 2015 and 2014, no amounts were paid to FSIC III Advisor in respect of the subordinated incentive fee on income. As of June 30, 2015, a subordinated incentive fee on income of $1,954 was payable to FSIC III Advisor.

(4)	During the six months ended June 30, 2015 and 2014, $930 and $23, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to us by FSIC III Advisor and the remainder related to other reimbursable expenses. We paid $536 and $4 in administrative services expenses to FSIC III Advisor during the six months ended June 30, 2015 and 2014, respectively.

(5)	During the six months ended June 30, 2015 and 2014, we incurred offering costs of $2,400 and $1,929, respectively, of which $1,398 and $1,212, respectively, generally related to the reimbursement of marketing expenses, salaries and direct expenses of FSIC III Advisor’s employees and employees of its affiliates while engaged in registering and marketing our shares of common stock. During the six months ended June 30, 2014, FSIC III Advisor and its affiliates directly funded $1,929 of our organization and offering costs and we paid $2,710 to FSIC III Advisor and its affiliates for organization and offering costs previously funded.

(6)	Represents aggregate dealer manager fees retained by FS2 and not re-allowed to selected broker-dealers.

See Note 4 to our unaudited consolidated financial statements included herein for additional information regarding our related party transactions and relationships, including capital contributions by FSIC III Advisor and GDFM, potential conflicts of interest, our exemptive relief order from the SEC and our expense reimbursement arrangement with Franklin Square Holdings.

Item 3.	Quantitative and Qualitative Disclosures About Market Risk.

We are subject to financial market risks, including changes in interest rates. As of June 30, 2015, 68.6% of our portfolio investments (based on fair value) paid variable interest rates, 30.5% paid fixed interest rates and the remaining 0.9% were non-income producing equity or other investments. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments we hold and to declines in the value of any fixed rate investments we hold. However, many of our variable rate investments provide for an interest rate floor, which may prevent our interest income from increasing until benchmark interest rates increase beyond a threshold amount. To the extent that a substantial portion of our investments may be in variable rate investments, an increase in interest rates beyond this threshold would make it easier for us to meet or exceed the hurdle rate applicable to the subordinated incentive fee on income, and may result in a substantial increase in our net investment income and to the amount of incentive fees payable to FSIC III Advisor with respect to our increased pre-incentive fee net investment income.

Pursuant to the terms of the TRS between Center City Funding and Citibank, Center City Funding pays fees to Citibank at a floating rate equal to one-month LIBOR plus 1.50% per annum on the utilized notional amount of the loans subject to the TRS in exchange for the right to receive the economic benefit of a pool of loans having a maximum notional amount of $400,000. Pursuant to the terms of the BNP facility, Deutsche Bank credit facility, JPM credit facility, and Goldman facility, borrowings are at a floating rate based on LIBOR. To the extent that any present or future credit facilities or other financing arrangements that we or any of our subsidiaries enter into are based on a floating interest rate, we will be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we or our subsidiaries have such debt outstanding, or financing arrangements in effect, our interest expense would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

The following table shows the effect over a twelve-month period of changes in interest rates on our interest income, interest expense and net interest income, assuming no changes in the composition of our investment portfolio, including the accrual status of our investments, and our financing arrangements in effect as of June 30, 2015 (dollar amounts are presented in thousands):

Basis Point Change in Interest Rates	Increase (Decrease) in Interest Income(1)	Increase (Decrease) in Interest Expense	Increase (Decrease) in Net Interest Income	Percentage Change in Net Interest Income
Down 25 basis points	$904	$(990)	$1,894	1.1%
No change	—	—	—	—
Up 100 basis points	864	3,300	(2,436)	(1.4)%
Up 300 basis points	22,447	9,901	12,546	7.4%
Up 500 basis points	44,237	16,501	27,736	16.4%

(1)	Assumes no defaults or prepayments by portfolio companies over the next twelve months. Includes the net effect of the change in interest rates on the unrealized appreciation (depreciation) on the TRS. Pursuant to the TRS, Center City Funding receives from Citibank all interest payable in respect of the loans included in the TRS and pays to Citibank interest at a rate equal to one-month LIBOR plus 1.50% per annum on the utilized notional amount of the loans subject to the TRS. As of June 30, 2015, all of the loans underlying the TRS paid variable interest rates.

We expect that our long-term investments will be financed primarily with equity and debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. During the six months ended June 30, 2015 and 2014, we did not engage in interest rate hedging activities.

In addition, we may have risk regarding portfolio valuation. See “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Valuation of Portfolio Investments.”

Item 4.	Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

As required by Rule 13a-15(b) promulgated under the Exchange Act, we carried out an evaluation, under the supervision and with the participation of our management, including our chief executive officer and chief financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of June 30, 2015.

Based on the foregoing, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures were effective to provide reasonable assurance that we would meet our disclosure obligations.

Changes in Internal Control Over Financial Reporting

There was no change in our internal control over financial reporting (as defined in Rules 13a-15(f) or 15d-15(f) promulgated under the Exchange Act) that occurred during the three-month period ended June 30, 2015 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II—OTHER INFORMATION

Item 1.	Legal Proceedings.

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material adverse effect upon our financial condition or results of operations.

Item 1A.	Risk Factors.

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this quarterly report on Form 10-Q, stockholders should consider carefully the risk factors set forth in our annual report on Form 10-K for the year ended December 31, 2014 and our additional filings with the SEC before making an investment in our common stock.

Risks Related to Our Investments

Our investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies.

When investing in CLOs, we may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that we may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, we will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments we make in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

A prolonged continuation of depressed oil and natural gas prices could negatively impact the energy industry investments within our investment portfolio.

A prolonged continuation of depressed oil and natural gas prices would adversely affect the credit quality and performance of certain of our debt and equity investments in energy and power companies. A decrease in credit quality and performance would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect our net asset value. Should a prolonged period of depressed oil and natural gas prices occur, the ability of certain of our portfolio companies in the energy industry to satisfy financial or operating covenants imposed by us or other lenders may be adversely affected, which could, in turn, negatively impact their financial condition and their ability to satisfy their debt service and other obligations. Likewise, should a prolonged period of depressed oil and natural gas prices occur, it is possible that the cash flow and profit generating capacity of these portfolio companies could also be adversely affected thereby negatively impacting their ability to pay us dividends or distributions on our investments.

Risks Related to Debt Financing

We are subject to risks associated with our debt securitization facility.

On June 18, 2015, through our two wholly-owned, special-purpose financing subsidiaries, Germantown Funding and Society Hill Funding, we entered into a debt financing arrangement with Goldman, pursuant to which up to $300.0 million is available to us.

The financing transaction with Goldman is structured as a debt securitization. We use the term “debt securitization” to describe a form of secured borrowing under which an operating company, sometimes referred to as an originator, acquires or originates loans or other assets that earn income, whether on a one-time or recurring basis, or collectively referred to herein as income producing assets, and borrows money on a non-recourse basis against a legally separate pool of income producing assets. In a typical debt securitization, the originator transfers the income producing assets to a special-purpose, bankruptcy-remote subsidiary, also referred to as a special-purpose entity, which is established solely for the purpose of holding income producing assets and issuing debt secured by these income producing assets. The special-purpose entity completes the borrowing through the issuance of notes secured by the income producing assets.

Pursuant to the financing arrangement, assets in our portfolio may be sold and/or contributed by us from time to time to Germantown Funding pursuant to the sale and contribution agreement. Assets held by Germantown Funding secure the obligations of Germantown Funding under floating rate notes issued from time to time by Germantown Funding to Society Hill Funding pursuant to the indenture. Pursuant to the indenture, the aggregate principal amount of notes that may be issued by Germantown Funding from time to time is $500.0 million. Society Hill Funding will purchase the notes to be issued by Germantown Funding from time to time at a purchase price equal to their par value.

All principal and any unpaid interest on the notes will be due and payable on the stated maturity date of October 15, 2027.

Society Hill Funding, in turn, has entered into a repurchase transaction with Goldman, pursuant to the terms of the Goldman facility. Pursuant to the Goldman facility, on one or more occasions beginning July 15, 2015 to, but excluding the date that is ten business days prior to, July 15, 2019, Goldman will purchase notes held by Society Hill Funding for an aggregate purchase price equal to 60.0% of the principal amount of notes purchased. Subject to certain conditions, the maximum principal amount of notes that may be purchased under the Goldman facility is $500.0 million. Accordingly, the aggregate maximum amount payable to Society Hill Funding under the Goldman facility will not exceed $300.0 million.

See Note 8 to our unaudited consolidated financial statements included herein for a more detailed discussion of the terms of this debt securitization facility.

As a result of this debt securitization facility, we are subject to certain risks, including those set forth below.

Our equity investment in Germantown Funding is subordinated to the debt obligations of Germantown Funding.

Any dividends or other payments in respect of our equity interest in Germantown Funding are subordinated in priority of payment to the notes. In addition, Germantown Funding is subject to certain payment restrictions set forth in the indenture in respect of our equity interest.

We will receive cash distributions based on our investment in Germantown Funding only if Germantown Funding has made all required payments on the notes. We cannot assure stockholders that distributions on the assets held by Germantown Funding will be sufficient to make any distributions to us or that the yield on our investment in Germantown Funding will meet our expectations.

Our equity investment in Germantown Funding is unsecured and ranks behind all of the creditors, known or unknown, of Germantown Funding, including the holders of the notes. Consequently, if the value of Germantown Funding’s assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayments or changes in interest rates generally, the value of our equity investment in Germantown Funding could be reduced. Accordingly, our investment in Germantown Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Germantown Funding’s assets decreases and Germantown Funding is unable to make any required payments to Society Hill Funding pursuant to the terms of the notes, Society Hill Funding may, in turn, be unable to make any required payments to Goldman pursuant to the terms of the Goldman facility. In such event, if the value of Society Hill Funding’s assets is not sufficient to meet Society Hill Funding’s payment obligations to Goldman, we would need to loan or otherwise provide additional funds to Society Hill Funding to cover Society Hill Funding’s payment obligations to Goldman. Otherwise, we may be subject to a loss in an amount up to the entire amount of our equity investment in Society Hill Funding.

Our equity investment in Society Hill Funding is subordinated to the debt obligations of Society Hill Funding.

Our equity investment in Society Hill Funding is unsecured and ranks behind all of the creditors, known or unknown, of Society Hill Funding, including Goldman. Consequently, if the value of Society Hill Funding’s assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayments or changes in interest rates generally, the value of our equity investment in Society Hill Funding could be reduced. Accordingly, our investment in Society Hill Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Society Hill Funding’s assets decreases or Germantown Funding fails to make any required payments to Society Hill Funding pursuant to the terms of the notes, Society Hill Funding may be unable to make any required payments to Goldman pursuant to the terms of the Goldman facility. In such event, if the value of Society Hill Funding’s assets is not sufficient to meet Society Hill Funding’s payment obligations to Goldman, we may be required to loan or otherwise provide additional funds to Society Hill Funding to cover Society Hill Funding’s payment obligations to Goldman. Otherwise, we may be subject to a loss in an amount up to the entire amount of our equity investment in Society Hill Funding.

Our equity investment in Germantown Funding will have a high degree of leverage.

The market value of our equity investment in Germantown Funding may be significantly affected by a variety of factors, including changes in the market value of the assets held by Germantown Funding, changes in distributions on the assets held by Germantown Funding, defaults and recoveries on those assets, capital gains and losses on those assets, prepayments on those assets and other risks associated with those assets. Our investment in Germantown Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment. The leveraged nature of our equity investment may magnify the adverse impact of any loss on our equity investment.

The interests of Goldman, as the holder of the notes, may not be aligned with our interests, and we will not have control over remedies in respect of the notes.

The notes rank senior in right of payment to any equity securities issued by Germantown Funding. As a result, there are circumstances in which the interests of Goldman, as the holder of the notes, may not be aligned with our interests. For example, under the terms of the notes, Goldman has the right to receive payments of principal and interest prior to Germantown Funding making any distributions or dividends to holders of its equity securities.

For as long as the notes remain outstanding, Goldman has the right to act in certain circumstances with respect to the portfolio of assets that secure the obligations of Germantown Funding under the notes in ways that may benefit their interests but not ours, including by exercising remedies or directing the indenture trustee to declare events of default under or accelerate the notes in accordance with the terms of the indenture. Goldman has no obligation to consider any possible adverse effect that actions taken may have on our equity interests. For example, upon the occurrence of an event of default with respect to the notes, the trustee, which is currently Citibank, may declare the outstanding principal amount of all of the notes, together with any accrued interest thereon, to be immediately due and payable. This would have the effect of accelerating the outstanding principal amount of the notes and triggering a repayment obligation on the part of Germantown Funding. Germantown Funding may not have funds sufficient to make required payments on the notes and make any distributions to us.

Any failure of Germantown Funding to make distributions on the equity interests we hold could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all.

The market value of the notes may decline causing Society Hill Funding to borrow funds from us in order to meet certain margin posting and minimum market value requirements, which would have an adverse effect on the timing of payments to us.

If at any time during the term of the Goldman facility the market value of the notes (measured by reference to the market value of Germantown Funding’s portfolio of assets), together with any posted cash collateral, is less than the required margin amount under the Goldman facility, or the margin threshold, Society Hill Funding may be required to post cash collateral with Goldman in an amount at least equal to the amount by which the market value of the notes, plus any posted cash collateral, at such time is less than the margin threshold; provided, however, that Society Hill Funding will not be required to post cash collateral with Goldman until such market value has declined at least 10% from the initial market value of the notes. In addition, if the market value of any underlying asset held in Germantown Funding’s portfolio of assets is less than 70% of the initial market value of such underlying asset, or the market value requirement, Goldman may require Society Hill Funding to post additional cash collateral in an amount equal to 15% of the outstanding principal balance of such underlying asset. In each such event, in order to satisfy these requirements, Society Hill Funding intends to borrow funds from us pursuant to the revolving credit agreement. We may, in our sole discretion, make such loans from time to time to Society Hill Funding pursuant to the terms of the revolving credit agreement. Borrowings under the revolving credit agreement may not exceed $300.0 million and will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum. To the extent we loan additional funds to Society Hill Funding to satisfy the margin threshold or the market value requirement, such event could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all. There is no assurance that loans made pursuant to the revolving credit agreement will be repaid.

Restructurings of investments held by Germantown Funding, if any, may decrease their value and reduce the value of our equity interest in Germantown Funding.

As investment manager, we have broad authority to direct and supervise the investment and reinvestment of the assets held by Germantown Funding, which may require from time to time the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the related investment management agreement we have entered into with Germantown Funding. During periods of economic uncertainty and recession, the necessity for amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings of an investment may change the terms of the investments and, in some cases, may result in Germantown Funding holding assets that do not meet certain specified criteria for its investments. This could adversely impact the market value of such investments and thereby the market value of the notes, which in turn could adversely impact the ability of Society Hill Funding to meet the margin threshold or the market value requirement. Any amendment, waiver, modification or other restructuring that affects the market value of the assets underlying the notes will make it more likely that Germantown Funding will need to retain assets, including cash, to increase the market value of the assets underlying the notes held by Goldman and for Society Hill Funding to post cash collateral with Goldman to meet the margin threshold or the market value requirement. Any such uses of cash would reduce distributions available to us or delay the timing of distributions to us.

We may not receive cash from Germantown Funding or Society Hill Funding.

We receive cash from Germantown Funding and Society Hill Funding only to the extent that Germantown Funding or Society Hill Funding, respectively, makes distributions to us. Germantown Funding may make distributions to us, in turn, only to the extent not prohibited by the indenture. The indenture generally provides that distributions by Germantown Funding may not be made unless all amounts then due and owing with respect to the notes have been paid in full. Society Hill Funding may make distributions to us only to the extent not prohibited by the Goldman facility. The Goldman facility generally provides that Society Hill Funding may be required to post cash collateral to meet the margin threshold and the market value requirement and therefore may not be able to make distributions to us. If we do not receive cash from Germantown Funding or Society Hill Funding, we may be unable to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all. We also could be forced to sell investments in our portfolio at less than their fair value in order to continue making such distributions.

We are subject to the credit risk of Goldman.

If Goldman fails to sell the notes back to Society Hill Funding at the end of the applicable period, Society Hill Funding’s recourse will be limited to an unsecured claim against Goldman for the difference between the value of such notes at such time and the amount that would be owing by Society Hill Funding to Goldman had Goldman performed under the Goldman facility. The ability of Goldman to satisfy such a claim will be subject to Goldman’s creditworthiness at that time.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds.

The table below provides information concerning our repurchases of shares of our common stock during the quarter ended June 30, 2015, pursuant to our share repurchase program.

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
April 1 to April 30, 2015	60,626	$8.96	60,626	(1)
May 1 to May 31, 2015	—	—	—	—
June 1 to June 30, 2015	—	—	—	—

Total	60,626	$8.96	60,626	(1)

(1)	A description of the maximum number of shares of our common stock that may be repurchased under our share repurchase program is set forth in Note 3 to our unaudited consolidated financial statements included herein.

See Note 3 to our unaudited consolidated financial statements included herein for a more detailed discussion of the terms of our share repurchase program.

Item 3.	Defaults upon Senior Securities.

Not applicable.

Item 4.	Mine Safety Disclosures.

Not applicable.

Item 5.	Other Information.

On August 13, 2015, Chestnut Hill Funding, one of our wholly-owned, special purpose financing subsidiaries, entered into a revolving credit facility with Capital One, which provides for borrowings in an aggregate principal amount up to $150,000,000 on a committed basis. For additional information regarding the Capital One facility, see Note 12 to our unaudited consolidated financial statements included herein.

Item 6.	Exhibits.

3.1	Articles of Amendment and Restatement of FS Investment Corporation III. (Incorporated by reference to Exhibit 3.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on April 2, 2014.)

3.2	Amended and Restated Bylaws of FS Investment Corporation III. (Incorporated by reference to Exhibit (b)(2) filed with Pre-Effective Amendment No. 2 to FS Investment Corporation III’s registration statement on Form N-2 (File No. 333-191925) filed on December 23, 2013.)

4.1	Form of Subscription Agreement. (Incorporated by reference to Appendix A filed with FS Investment Corporation III’s final prospectus (File No. 333-191925) filed on February 6, 2015 pursuant to Rule 497 of the Securities Act of 1933, as amended.)

4.2	Amended and Restated Distribution Reinvestment Plan of FS Investment Corporation III. (Incorporated by reference to Exhibit 4.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on January 6, 2015.)

10.1	Investment Advisory and Administrative Services Agreement, dated as of December 20, 2013, by and between FS Investment Corporation III and FSIC III Advisor, LLC. (Incorporated by reference to Exhibit (g)(1) filed with Pre-Effective Amendment No. 2 to FS Investment Corporation III’s registration statement on Form N-2 (File No. 333-191925) filed on December 23, 2013.)

10.2	Amended and Restated Investment Advisory and Administrative Services Agreement, dated as of August 6, 2014, by and between FS Investment Corporation III and FSIC III Advisor, LLC. (Incorporated by reference to Exhibit 10.2 to FS Investment Corporation III’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014 filed on August 14, 2014.)

10.3	Investment Sub-Advisory Agreement, dated as of January 2, 2014, by and between FSIC III Advisor, LLC and GSO / Blackstone Debt Funds Management LLC. (Incorporated by reference to Exhibit 10.2 to FS Investment Corporation III’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed on March 31, 2014.)

10.4	Dealer Manager Agreement, dated as of December 20, 2013, by and among FS Investment Corporation III, FSIC III Advisor, LLC and FS2 Capital Partners, LLC. (Incorporated by reference to Exhibit 10.3 to FS Investment Corporation III’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed on March 31, 2014.)

10.5	Form of Selected Dealer Agreement (Included as Exhibit A to the Dealer Manager Agreement). (Incorporated by reference to Exhibit 10.4 to FS Investment Corporation III’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed on March 31, 2014.)

10.6	Custodian Agreement, dated as of January 6, 2014, by and between FS Investment Corporation III and State Street Bank and Trust Company. (Incorporated by reference to Exhibit 10.5 to FS Investment Corporation III’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed on March 31, 2014.)

10.7	Escrow Agreement, dated as of January 9, 2014, by and among FS Investment Corporation III, UMB Bank, N.A. and FS2 Capital Partners, LLC. (Incorporated by reference to Exhibit 10.6 to FS Investment Corporation III’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed on March 31, 2014.)

10.8	Investment Management Agreement, dated as of June 26, 2014, by and between FS Investment Corporation III and Center City Funding LLC. (Incorporated by reference to Exhibit 10.3 to FS Investment Corporation III’s Current Report on Form 8-K filed on July 2, 2014.)

10.9	ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, each dated as of June 26, 2014, by and between Center City Funding LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on July 2, 2014.)

10.10	Confirmation Letter Agreement, dated as of June 26, 2014, by and between Center City Funding LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.2 to FS Investment Corporation III’s Current Report on Form 8-K filed on July 2, 2014.)

10.11	Amended and Restated Confirmation Letter Agreement, dated as of August 25, 2014, by and between Center City Funding LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on August 27, 2014.)

10.12	Second Amended and Restated Confirmation Letter Agreement, dated as of September 29, 2014, by and between Center City Funding LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on October 2, 2014.)

10.13	Third Amended and Restated Confirmation Letter Agreement, dated as of January 28, 2015, by and between Center City Funding LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on February 3, 2015.)

10.14	Fourth Amended and Restated Confirmation Letter Agreement, dated as of June 26, 2015, by and between Center City Funding LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on July 2, 2015.)

10.15	Committed Facility Agreement, dated as of October 17, 2014, by and between Burholme Funding LLC and BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on October 23, 2014.)

10.16	U.S. PB Agreement, dated as of October 17, 2014, by and between Burholme Funding LLC and BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities. (Incorporated by reference to Exhibit 10.2 to FS Investment Corporation III’s Current Report on Form 8-K filed on October 23, 2014.)

10.17	Special Custody and Pledge Agreement, dated as of October 17, 2014, by and among Burholme Funding LLC, BNP Paribas Prime Brokerage, Inc. and State Street Bank and Trust Company, as custodian. (Incorporated by reference to Exhibit 10.3 to FS Investment Corporation III’s Current Report on Form 8-K filed on October 23, 2014.)

10.18	Investment Management Agreement, dated as of October 17, 2014, by and between Burholme Funding LLC and FS Investment Corporation III. (Incorporated by reference to Exhibit 10.4 to FS Investment Corporation III’s Current Report on Form 8-K filed on October 23, 2014.)

10.19	First Amendment Agreement, dated as of March 11, 2015, to the Committed Facility Agreement, dated as of October 17, 2014, between BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities and Burholme Funding LLC. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on March 13, 2015.)

10.20	Loan Financing and Servicing Agreement, dated as of December 2, 2014, by and among Dunlap Funding LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank, National Association, as collateral agent and collateral custodian, and the other lenders and lender agents from time to time party thereto. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on December 8, 2014.)

10.21	Sale and Contribution Agreement, dated as of December 2, 2014, by and between FS Investment Corporation III, as seller, and Dunlap Funding LLC, as purchaser. (Incorporated by reference to Exhibit 10.2 to FS Investment Corporation III’s Current Report on Form 8-K filed on December 8, 2014.)

10.22	Investment Management Agreement, dated as of December 2, 2014, by and between Dunlap Funding LLC and FS Investment Corporation III, as investment manager. (Incorporated by reference to Exhibit 10.3 to FS Investment Corporation III’s Current Report on Form 8-K filed on December 8, 2014.)

10.23	Securities Account Control Agreement, dated as of December 2, 2014, by and among Dunlap Funding LLC, as pledgor, Wells Fargo Bank, National Association, as secured party, and Wells Fargo Bank, National Association, as securities intermediary. (Incorporated by reference to Exhibit 10.4 to FS Investment Corporation III’s Current Report on Form 8-K filed on December 8, 2014.)

10.24	Amendment No. 1 to Loan Financing and Servicing Agreement, dated as of February 24, 2015, between Dunlap Funding LLC, as borrower, and Deutsche Bank AG, New York Branch, as administrative agent. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on March 2, 2015.)

10.25	Amendment No. 2 to Loan Financing and Servicing Agreement, dated as of March 24, 2015, between Dunlap Funding LLC, as borrower, and Deutsche Bank AG, New York Branch, as administrative agent. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on March 26, 2015.)

10.26	Loan Agreement, dated as of May 8, 2015, by and among Jefferson Square Funding LLC, as borrower, JPMorgan Chase Bank, National Association, as administrative agent, each of the lenders from time to time party thereto, Citibank, N.A., as collateral agent and securities intermediary and Virtus Group, LP, as collateral administrator. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on May 14, 2015.)

10.27	Sale and Contribution Agreement, dated as of May 8, 2015, between Jefferson Square Funding LLC, as purchaser, and FS Investment Corporation III, as seller. (Incorporated by reference to Exhibit 10.2 to FS Investment Corporation III’s Current Report on Form 8-K filed on May 14, 2015.)

10.28	Investment Management Agreement, dated as of May 8, 2015, by and between Jefferson Square Funding LLC and FS Investment Corporation III, as investment manager. (Incorporated by reference to Exhibit 10.3 to FS Investment Corporation III’s Current Report on Form 8-K filed on May 14, 2015.)

10.29	Collateral Administration Agreement, dated as of May 8, 2015, by and among Jefferson Square Funding LLC, JPMorgan Chase Bank, National Association, as administrative agent, FS Investment Corporation III, as investment manager and Virtus Group, LP, as collateral administrator. (Incorporated by reference to Exhibit 10.4 to FS Investment Corporation III’s Current Report on Form 8-K filed on May 14, 2015.)

10.30	Amended and Restated Sale and Contribution Agreement, dated as of June 18, 2015, by and between FS Investment Corporation III and Germantown Funding LLC. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on June 24, 2015.)

10.31	Indenture, dated as of June 18, 2015, by and between Germantown Funding LLC and Citibank, N.A., as trustee. (Incorporated by reference to Exhibit 10.2 to FS Investment Corporation III’s Current Report on Form 8-K filed on June 24, 2015.)

10.32	Germantown Funding LLC Floating Rate Notes due 2027. (Incorporated by reference to Exhibit 10.3 to FS Investment Corporation III’s Current Report on Form 8-K filed on June 24, 2015.)

10.33	September 1996 Version Master Repurchase Agreement between Goldman Sachs Bank USA and Society Hill Funding LLC, together with the related Annex and Master Confirmation thereto, each dated as of June 18, 2015. (Incorporated by reference to Exhibit 10.4 to FS Investment Corporation III’s Current Report on Form 8-K filed on June 24, 2015.)

10.34	Revolving Credit Agreement, dated as of June 18, 2015, by and between FS Investment Corporation III and Society Hill Funding LLC. (Incorporated by reference to Exhibit 10.5 to FS Investment Corporation III’s Current Report on Form 8-K filed on June 24, 2015.)

10.35	Amended and Restated Investment Management Agreement, dated as of June 18, 2015, by and between Germantown Funding LLC and FS Investment Corporation III. (Incorporated by reference to Exhibit 10.6 to FS Investment Corporation III’s Current Report on Form 8-K filed on June 24, 2015.)

10.36	Collateral Administration Agreement, dated as of June 18, 2015, by and among Germantown Funding LLC, FS Investment Corporation III and Virtus Group, LP. (Incorporated by reference to Exhibit 10.7 to FS Investment Corporation III’s Current Report on Form 8-K filed on June 24, 2015.)

10.37*	Loan and Security Agreement, dated as of August 13, 2015, among Chestnut Hill Funding LLC, as borrower, Capital One, National Association, as administrative agent, hedge counterparty, lead arranger and sole bookrunner, Wells Fargo Bank, National Association, as collateral agent, account bank and collateral custodian, and the other lenders and lender agents from time to time party thereto.

10.38*	Purchase and Sale Agreement, dated as of August 13, 2015, by and between Chestnut Hill Funding LLC, as purchaser, and FS Investment Corporation III, as seller.

10.39*	Collateral Management Agreement, dated as of August 13, 2015, by and between Chestnut Hill Funding LLC and FS Investment Corporation III, as collateral manager.

10.40*	Securities Account Control Agreement, dated as of August 13, 2015, by and among Chestnut Hill Funding LLC, as pledgor, Wells Fargo Bank, National Association, as collateral agent, and Wells Fargo Bank, National Association, as securities intermediary.

31.1*	Certification of Chief Executive Officer pursuant to Rule 13a-14 under the Securities Exchange Act of 1934, as amended.

31.2*	Certification of Chief Financial Officer pursuant to Rule 13a-14 under the Securities Exchange Act of 1934, as amended.

32.1*	Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on August 14, 2015.

FS INVESTMENT CORPORATION III

By:	/s/ Michael C. Forman
Michael C. Forman Chief Executive Officer (Principal Executive Officer)

By:	/s/ Michael Lawson
Michael Lawson Chief Financial Officer (Principal Financial and Accounting Officer)